UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1.

Reports to Stockholders

Fidelity® Floating Rate Central Fund Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	(0.03)%	6.19%	5.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$17,682	Fidelity® Floating Rate Central Fund
$16,056	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap  Floating-rate bank loans registered a modestly positive return for the 12 months ending September 30, 2015, amid an environment of generally declining interest rates, falling commodities prices and global macroeconomic uncertainty. For the period, the S&P®/LSTA Leveraged Performing Loan Index gained 1.88%, outpacing high-yield bonds but trailing the broad investment-grade fixed-income market. Bank loans advanced early in the period, but sharply declined in December as oil prices continued to fall on concern about global oversupply. Loans rebounded during 2015's first quarter, showing particular strength in February, bolstered by the confluence of renewed investor demand for higher-yielding securities amid lower bond yields globally and light supply of new loans. The asset class continued to perform well in April, benefiting from reduced supply, robust demand from collateralized loan obligations and moderating retail fund outflows. Loans retreated in June, hampered by increased global volatility partly fueled by the debt crisis in Greece, but still held up better than most other asset classes. After posting a slightly positive return in July, loan performance was negative in August and September, as investors broadly retreated from riskier assets due to concerns about the pace of economic growth in China and elsewhere around the world.

Comments from Co-Portfolio Manager Eric Mollenhauer and Kevin Nielsen, who was named Co-Portfolio Manager on March 1, 2015:  For the year, the fund trailed the S&P®/LSTA Leveraged Performing Loan Index. Relative to the benchmark, an overweighting in oil & gas – the poorest-performing industry group this period – was the biggest detractor, and negated beneficial security selection in the category. Selections in nonferrous metals/minerals and leisure goods/activities/movies also worked against relative performance, as did unfavorable positioning in steel. A cash stake of about 5%, on average, further dampened the fund's relative return. The primary individual relative detractors were oil & gas company Fieldwood Energy, coal mine operators Murray Energy and Walter Energy, and Vantage Drilling, which owns and operates offshore drilling rigs. On the plus side, security selection in health care and food service were modestly additive. In terms of individual contributors, not owning or largely avoiding several poor-performing index components provided the most benefit. These included oil & gas companies American Energy-Marcellus, Samson Investment and Templar Energy. We sold our positions in Samson Investment and Vantage Drilling during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	2.0	2.1
Altice Financing SA	1.5	1.5
JC Penney Corp., Inc.	1.3	1.2
Caesars Growth Properties Holdings, LLC	1.3	1.2
Murray Energy Corp.	1.3	0.7
	7.4

Top Five Market Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	9.5	8.5
Healthcare	9.2	7.6
Telecommunications	6.7	5.9
Gaming	6.6	6.1
Energy	6.3	6.9

Quality Diversification (% of fund's net assets)

As of September 30, 2015
BBB	0.8%
BB	31.3%
B	53.9%
CCC,CC,C	6.5%
Not Rated	3.4%
Equities	0.4%
Short-Term Investments and Net Other Assets	3.7%

As of March 31, 2015
BBB	2.4%
BB	29.8%
B	51.0%
CCC,CC,C	5.7%
Not Rated	3.0%
Equities	0.4%
Short-Term Investments and Net Other Assets	7.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2015*
Bank Loan Obligations	94.6%
Nonconvertible Bonds	1.3%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 10.0%

As of March 31, 2015*
Bank Loan Obligations	90.8%
Nonconvertible Bonds	1.1%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 10.7%

Investments September 30, 2015

Showing Percentage of Net Assets

Bank Loan Obligations - 94.6%(a)
	Principal Amount	Value
Aerospace - 0.8%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$2,383,098	$2,347,352
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (b)	4,730,542	4,666,349
Tranche D, term loan 3.75% 6/4/21 (b)	5,851,533	5,773,181

TOTAL AEROSPACE		12,786,882

Air Transportation - 0.1%
U.S. Airways, Inc. Tranche B 1LN, term loan 3.5% 5/23/19 (b)	1,608,091	1,600,340
Automotive & Auto Parts - 1.0%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	1,431,323	1,417,010
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (b)	2,469,528	2,337,828
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	7,661,580	6,933,730
Tranche 2LN, term loan 10% 11/27/21 (b)	2,641,000	2,373,599
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	1,852,466	1,751,896
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	1,726,058	1,687,222

TOTAL AUTOMOTIVE & AUTO PARTS		16,501,285

Broadcasting - 0.9%
Clear Channel Communications, Inc. Tranche D, term loan 6.9436% 1/30/19 (b)	9,995,000	8,270,863
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	2,476,288	2,463,906
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	4,259,999	4,229,370

TOTAL BROADCASTING		14,964,139

Building Materials - 1.3%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	2,124,305	2,104,825
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	3,087,305	3,007,560
Tranche 2LN, term loan 7.75% 4/1/22 (b)	1,510,000	1,476,976
Jeld-Wen, Inc. Tranche B, term loan 5% 7/1/22 (b)	2,000,000	1,991,260
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	3,000,000	2,921,250
Ls Deco LLC Tranche B, term loan 5.5% 5/21/22 (b)	5,061,875	5,074,530
Nortek, Inc. Tranche B, term loan 3.5% 10/30/20 (b)	1,994,971	1,976,279
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (b)	1,444,328	1,426,996

TOTAL BUILDING MATERIALS		19,979,676

Cable/Satellite TV - 3.6%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (b)	2,896,968	2,855,339
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	2,469,923	2,437,517
Tranche F, term loan 3% 1/3/21 (b)	3,893,091	3,823,989
Tranche H, term loan 3.25% 8/24/21 (b)	2,000,000	1,987,920
Tranche I, term loan 3.5% 1/24/23 (b)	10,325,000	10,262,637
CSC Holdings LLC:
Tranche B, term loan 9/25/22 (c)	3,000,000	2,980,500
Tranche B, term loan 2.6936% 4/17/20 (b)	2,158,994	2,142,456
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	2,685,000	2,599,429
Numericable LLC:
Tranche B 1LN, term loan 4% 7/20/22 (b)	2,000,000	1,959,000
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	8,003,436	7,946,771
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	6,924,003	6,874,981
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (b)	2,245,000	2,200,100
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	1,679,936	1,653,696
WideOpenWest Finance LLC Tranche B, term loan 4.5% 4/1/19 (b)	1,990,000	1,968,548
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	2,306,872	2,261,888
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	1,485,979	1,457,002
Tranche B 3LN, term loan 3.5% 1/15/22 (b)	2,444,149	2,396,488

TOTAL CABLE/SATELLITE TV		57,808,261

Capital Goods - 0.9%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	450,145	447,895
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (b)	2,182,557	2,183,474
Mueller Water Products, Inc. Tranche B, term loan 4% 11/25/21 (b)	2,513,010	2,515,096
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4.25% 3/13/22 (b)	4,914,305	4,900,987
SRAM LLC. Tranche B, term loan 4.0205% 4/10/20 (b)	4,801,373	4,525,294

TOTAL CAPITAL GOODS		14,572,746

Chemicals - 2.9%
A. Schulman, Inc. Tranche B, term loan 4% 6/1/22 (b)	2,992,500	2,977,538
AgroFresh, Inc. Tranche B, term loan 5.75% 7/31/21 (b)	4,488,750	4,468,192
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (b)	1,294,000	1,298,853
Tranche B 1LN, term loan 4.5417% 6/12/21 (b)	1,001,280	999,608
Aruba Investments, Inc. Tranche B, term loan 4.5% 2/2/22 (b)	1,643,418	1,631,093
Chromaflo Technologies Corp.:
Tranche 2LN, term loan 8.25% 6/2/20 (b)	1,247,952	1,180,875
Tranche B 1LN, term loan 4.5% 12/2/19 (b)	1,705,082	1,641,141
Eco Services Operations LLC Tranche B, term loan 4.75% 12/1/21 (b)	3,655,378	3,637,101
Hilex Poly Co. LLC:
Tranche 2LN, term loan 9.75% 6/5/22 (b)	1,871,000	1,856,968
Tranche B 1LN, term loan 6% 12/5/21 (b)	5,809,301	5,775,433
MacDermid, Inc. Tranche B 2LN, term loan 4.75% 6/7/20 (b)	2,202,706	2,139,378
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	3,491,250	3,471,175
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	1,000,000	995,830
Styrolution U.S. Holding LLC Tranche B, term loan 6.5% 11/7/19 (b)	5,788,750	5,752,570
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	4,279,275	3,744,366
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	2,877,788	2,851,398
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	506,007	501,038
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	2,025,000	1,984,176

TOTAL CHEMICALS		46,906,733

Consumer Products - 1.0%
Calceus Acquisition, Inc. Tranche B 1LN, term loan 5% 2/1/20 (b)	2,445,286	2,318,938
Hercules Achievement, Inc. Tranche B, term loan 5% 12/11/21 (b)	3,393,778	3,401,414
Revlon Consumer Products Corp. term loan 4% 8/19/19 (b)	4,384,680	4,377,358
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (b)	4,025,663	3,780,782
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	2,507,610	2,473,130

TOTAL CONSUMER PRODUCTS		16,351,622

Containers - 3.2%
Anchor Glass Container Corp. Tranche B, term loan 4.5% 7/1/22 (b)	3,853,763	3,853,725
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	3,365,407	3,347,536
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (b)	1,871,000	1,827,742
Tranche B 1LN, term loan 4.5% 10/1/21 (b)	8,276,785	8,235,401
Berry Plastics Corp.:
Tranche E, term loan 3.75% 1/6/21 (b)	5,884,667	5,838,413
Tranche F, term loan 9/17/22 (c)	7,000,000	6,981,380
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	2,109,469	2,100,905
Charter NEX U.S. Holdings, Inc. Tranche 2LN, term loan 9.25% 2/5/23 (b)	1,248,000	1,248,000
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	5,155,217	4,781,464
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	1,740,000	1,740,522
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	210,000	209,738
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.5% 12/1/18 (b)	10,090,995	10,088,674
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (b)	1,214,158	1,205,052

TOTAL CONTAINERS		51,458,552

Diversified Financial Services - 2.0%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	3,465,000	3,450,932
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (b)	2,682,000	2,671,943
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	971,854	919,617
Fly Funding II Sarl Tranche B, term loan 3.5% 8/9/19 (b)	3,846,182	3,810,144
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	3,000,000	2,995,320
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	1,544,722	1,536,999
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (b)	2,495,000	2,357,775
Tranche B 1LN, term loan 4.75% 11/15/21 (b)	2,866,595	2,732,811
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (b)	4,464,879	4,463,763
Sheridan Investment Partners I, LLC Tranche B, term loan 4.25% 10/1/18 (b)	1,207,519	869,414
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	5,969,697	5,902,538

TOTAL DIVERSIFIED FINANCIAL SERVICES		31,711,256

Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (b)	3,063,614	3,063,614
WMG Acquisition Corp. term loan 3.75% 7/1/20 (b)	2,448,201	2,397,499

TOTAL DIVERSIFIED MEDIA		5,461,113

Energy - 6.1%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	2,427,997	2,403,717
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (b)	2,234,470	2,217,711
Chelsea Petroleum Products I LLC Tranche B, term loan 7/22/22 (c)	3,885,000	3,831,581
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (b)	3,118,000	2,560,658
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	4,055,058	3,986,649
Citgo Petroleum Corp. Tranche B, term loan 4.5% 7/29/21 (b)	386,243	382,743
CPI Acquisition, Inc. Tranche B, term loan 6.75% 8/17/22 (b)	2,000,000	1,980,000
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	11,786,398	10,450,645
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	6,803,613	4,507,394
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	5,946,932	5,560,381
Tranche C, term loan 5.25% 3/14/21 (b)	436,417	408,050
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (b)	3,192,529	3,136,660
EP Energy LLC Tranche B 3LN, term loan 3.5% 5/24/18 (b)	4,709,190	4,373,661
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	773,625	773,625
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	7,033,769	5,688,561
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (b)	6,595,084	1,813,648
Tranche B 1LN, term loan 3.875% 9/30/18 (b)	3,024,750	2,555,914
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (b)	3,848,782	2,472,842
Foresight Energy LLC Tranche B, term loan 5.5% 8/23/20 (b)	1,970,000	1,787,775
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (b)	878,471	855,780
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	862,450	852,747
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	3,492,260	2,056,697
Panda Sherman Power, LLC term loan 9% 9/14/18 (b)	6,224,801	5,602,321
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	1,690,000	1,495,650
Penn Products Terminals LLC Tranche B, term loan 4.75% 4/13/22 (b)	2,184,025	2,145,805
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	1,843,372	1,112,162
Sheridan Investment Partners I term loan 4.25% 12/16/20 (b)	4,259,715	3,166,374
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (b)	3,912,589	2,905,097
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (b)	592,746	440,606
Tranche M, term loan 4.25% 12/16/20 (b)	221,441	164,603
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	2,436,465	2,433,420
Terra-Gen Finance Co. LLC Tranche B, term loan 5.25% 12/9/21 (b)	4,808,835	4,664,570
TerraForm AP Acquisition Holdings LLC Tranche B, term loan 5% 6/26/22 (b)	4,488,750	4,354,088
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	2,202,059	2,197,942
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (b)	1,384,829	1,377,046

TOTAL ENERGY		96,717,123

Entertainment/Film - 0.4%
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	2,055,000	2,053,068
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	760,000	745,750
Regal Cinemas Corp. Tranche B, term loan 3.75% 4/1/22 (b)	1,775,550	1,775,532
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (b)	1,231,646	1,223,948

TOTAL ENTERTAINMENT/FILM		5,798,298

Environmental - 0.9%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	4,912,357	4,834,054
Metal Services LLC Tranche B, term loan 6% 6/30/17 (b)	1,839,595	1,815,073
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	930,000	904,425
Tranche B 1LN, term loan 4% 12/18/20 (b)	6,311,613	6,205,452
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	919,977	914,227

TOTAL ENVIRONMENTAL		14,673,231

Food & Drug Retail - 4.1%
Albertson's LLC:
Tranche B 2LN, term loan 5.375% 3/21/19 (b)	4,200,004	4,198,240
Tranche B 3LN, term loan 5% 8/25/19 (b)	2,783,625	2,780,535
Tranche B 4LN, term loan 5.5% 8/25/21 (b)	24,456,582	24,441,405
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (b)	3,503,350	3,468,317
GOBP Holdings, Inc.:
Tranche 2LN, term loan 9.25% 10/21/22 (b)	1,871,000	1,852,290
Tranche B 1LN, term loan 4.75% 10/21/21 (b)	5,771,012	5,749,371
Performance Food Group, Inc. Tranche 2LN, term loan 6.753% 11/14/19 (b)	10,070,002	10,065,773
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	6,314,833	6,306,940
Smart & Final, Inc. Tranche B, term loan 4% 11/15/19 (b)	3,941,971	3,927,189
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (b)	1,854,359	1,855,137

TOTAL FOOD & DRUG RETAIL		64,645,197

Food/Beverage/Tobacco - 1.5%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (b)	2,454,000	2,444,798
Blue Ribbon LLC:
Tranche 2LN, term loan 9.25% 11/13/22 (b)	2,208,000	2,166,600
Tranche B 1LN, term loan 5.75% 11/13/21 (b)	6,533,405	6,500,738
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (b)	2,445,286	2,402,494
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (b)	800,962	800,361
Shearer's Foods, Inc.:
Tranche 2LN, term loan 7.75% 6/30/22 (b)	4,827,000	4,718,393
Tranche B 1LN, term loan 4.5% 6/30/21 (b)	5,621,649	5,576,001

TOTAL FOOD/BEVERAGE/TOBACCO		24,609,385

Gaming - 6.6%
American Casino & Entertainment Properties LLC Tranche B, term loan 5% 7/7/22 (b)	2,992,500	2,988,759
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	6,138,138	6,133,351
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	11,615,138	10,802,078
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	23,912,013	20,893,121
CCM Merger, Inc. Tranche B, term loan 4.5% 8/8/21 (b)	3,924,947	3,912,701
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	2,322,814	2,314,823
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	3,256,838	3,248,695
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	7,812,280	7,819,624
5.5% 11/21/19 (b)	3,348,532	3,351,680
Graton Economic Development Authority Tranche B, term loan 4.75% 9/1/22 (b)	8,275,000	8,238,838
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (b)	3,179,791	3,152,763
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (b)	9,155,314	9,106,700
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	16,201,055	15,975,698
Tranche B, term loan 6% 10/18/20 (b)	847,620	835,660
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (b)	4,864,189	4,852,028
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (b)	1,410,303	1,399,725
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	814,751	791,327

TOTAL GAMING		105,817,571

Healthcare - 9.1%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	2,438,888	2,436,595
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	2,427,774	2,415,635
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	3,472,161	3,468,897
Avintiv Specialty Materials In Tranche B, term loan 5.25% 12/19/19 (b)	6,139,558	6,135,751
Community Health Systems, Inc.:
Tranche F, term loan 3.5752% 12/31/18 (b)	1,990,000	1,986,159
Tranche G, term loan 3.75% 12/31/19 (b)	3,293,012	3,285,800
Tranche H, term loan 4% 1/27/21 (b)	11,669,488	11,666,571
Concentra, Inc. Tranche B 1LN, term loan 4.0042% 6/1/22 (b)	1,995,000	1,989,175
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (b)	1,261,838	1,259,213
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (b)	3,118,000	3,145,283
Tranche B 1LN, term loan 4.5% 4/23/21 (b)	8,003,804	7,987,156
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	2,050,000	2,040,611
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (b)	11,461,112	11,508,905
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (b)	3,119,878	3,116,633
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	5,000,000	4,979,700
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (b)	3,565,949	3,637,268
Genoa, a QoL Healthcare Co. LLC:
Tranche 1LN, term loan 4.5% 4/30/22 (b)	1,157,100	1,152,043
Tranche 2LN, term loan 8.75% 4/30/23 (b)	2,000,000	1,990,000
Grifols, S.A. Tranche B, term loan 3.1936% 2/27/21 (b)	2,457,290	2,455,398
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0766% 5/1/18 (b)	4,332,840	4,326,905
Tranche B 5LN, term loan 2.9436% 3/31/17 (b)	6,165,511	6,157,126
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	13,958,085	13,306,661
Hill-Rom Holdings, Inc. Tranche B, term loan 3.5% 9/8/22 (b)	2,500,000	2,500,900
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (b)	2,199,488	2,144,500
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	6,982,500	6,893,054
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	4,232,852	4,209,910
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (b)	746,847	736,951
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	10,988,553	10,775,705
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (b)	1,235,000	1,216,475
Tranche B 1LN, term loan 4.25% 1/28/21 (b)	7,091,930	6,991,437
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 11/3/20 (b)	378,143	377,787
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (b)	897,000	903,728
Tranche B 2LN, term loan 4.25% 7/3/19 (b)	2,212,277	2,205,817
Valeant Pharmaceuticals International, Inc.:
Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	3,118,000	3,065,929
Tranche E, term loan 3.75% 8/5/20 (b)	3,118,000	3,068,112

TOTAL HEALTHCARE		145,537,790

Homebuilders/Real Estate - 1.4%
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 9.25% 11/4/22 (b)	3,118,000	3,129,693
Tranche B 1LN, term loan 4.25% 11/4/21 (b)	7,186,808	7,103,728
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (b)	30,076	29,891
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (b)	12,025,503	11,987,984

TOTAL HOMEBUILDERS/REAL ESTATE		22,251,296

Hotels - 2.2%
Belmond Interfin Ltd. Tranche B, term loan 4% 3/21/21 (b)	3,747,851	3,707,261
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	5,034,168	5,008,997
Tranche B 1LN, term loan 3.5% 6/27/20 (b)	7,512,415	7,453,743
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	7,734,403	7,708,570
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 3.75% 4/14/21 (b)	7,563,583	7,487,947
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	3,964,429	3,942,149

TOTAL HOTELS		35,308,667

Insurance - 0.3%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.5% 8/14/22 (b)	3,990,000	3,932,664
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	1,127,139	1,100,020

TOTAL INSURANCE		5,032,684

Leisure - 1.9%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	5,522,811	5,198,346
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 7/24/20 (b)	5,236,000	5,229,455
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (b)	1,497,000	1,517,584
Tranche B 1LN, term loan 5% 2/1/20 (b)	3,644,909	3,643,378
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	4,947,600	4,921,823
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (b)	4,511,739	4,508,942
SMG Tranche B 1LN, term loan 4.5% 2/27/20 (b)	2,680,934	2,657,476
Town Sports International LLC Tranche B, term loan 4.5% 11/15/20 (b)	3,522,508	2,131,117

TOTAL LEISURE		29,808,121

Metals/Mining - 3.5%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	1,847,965	1,819,783
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	4,322,106	2,949,837
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	2,149,000	1,235,675
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	2,668,762	2,655,418
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	22,612,268	18,443,244
Murray Energy Corp.:
Tranche B 1LN, term loan 7% 4/16/17 (b)	1,336,650	1,176,252
Tranche B 2LN, term loan 7.5% 4/16/20 (b)	23,281,650	18,036,760
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (b)	1,248,000	1,144,266
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (b)	7,759,835	5,525,391
Walter Energy, Inc. Tranche B, term loan 5.8% 4/1/18 (b)	7,798,000	2,716,277

TOTAL METALS/MINING		55,702,903

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 8% 5/1/19 (b)	1,192,000	1,187,029
Publishing/Printing - 2.4%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (b)	6,228,503	6,170,889
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	10,695,027	6,913,907
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	5,985,000	5,910,188
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 4.75% 3/22/19 (b)	3,227,202	3,228,558
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	3,503,919	3,477,640
Proquest LLC Tranche B, term loan 5.25% 10/24/21 (b)	4,951,522	4,943,253
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	6,947,808	6,866,727

TOTAL PUBLISHING/PRINTING		37,511,162

Restaurants - 1.1%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	4,721,070	4,696,284
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (b)	5,891,237	5,886,819
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	4,948,182	4,954,368
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (b)	2,000,000	1,997,500

TOTAL RESTAURANTS		17,534,971

Services - 6.3%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	2,992,500	2,940,131
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (b)	2,470,142	2,459,347
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	6,417,342	5,791,651
Bright Horizons Family Solutions Tranche B 2LN, term loan 4.2505% 1/30/20 (b)	2,476,288	2,469,057
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (b)	1,798,827	1,798,180
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	10,526,628	7,894,971
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	8,077,575	7,911,015
Creative Artists Agency LLC Tranche B, term loan 5.5% 12/17/21 (b)	2,953,147	2,954,387
Hertz Corp. Tranche B 2LN, term loan 3% 3/11/18 (b)	1,856,718	1,825,153
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	6,123,599	6,003,025
Tranche 2LN, term loan 7.5% 7/25/22 (b)	3,115,000	2,974,825
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	4,000,000	3,940,000
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	2,000,000	1,962,500
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	24,574,318	20,150,941
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	5,213,749	5,011,717
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	8,923,894	8,751,038
On Assignment, Inc. Tranche B, term loan 3.75% 6/5/22 (b)	1,937,552	1,934,316
Redtop Acquisitions Ltd. Tranche 2LN, term loan 8.25% 6/3/21 (b)	1,017,286	1,009,229
Research Now Group, Inc.:
Tranche 2LN, term loan 9.75% 3/18/22 (b)	470,000	466,475
Tranche B 1LN, term loan 5.5% 3/18/21 (b)	1,437,775	1,426,992
Science Applications International Corp. Tranche B, term loan 3.75% 5/4/22 (b)	3,341,625	3,332,235
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	5,085,746	5,074,608
Wash Multifamily Acquisition, Inc.:
Tranche B 1LN, term loan 4.25% 5/14/22 (b)	1,625,925	1,601,536
Tranche B 2LN, term loan 8% 5/14/23 (b)	645,000	638,550

TOTAL SERVICES		100,321,879

Steel - 0.5%
Essar Steel Algoma, Inc. Tranche B, term loan 7.5032% 8/16/19 (b)	5,945,880	4,429,681
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (b)	2,948,825	2,889,849

TOTAL STEEL		7,319,530

Super Retail - 5.8%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	6,598,938	6,558,553
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	1,082,000	1,068,929
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	8,370,443	8,278,368
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (b)	3,118,000	2,708,763
Dollar Tree, Inc. Tranche B 1LN, term loan 3.5% 3/9/22 (b)	6,000,000	5,999,160
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	2,726,062	2,699,483
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (b)	9,138,452	7,054,519
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	5,293,024	5,268,464
6% 5/22/18 (b)	16,103,786	15,993,153
Party City Holdings, Inc. Tranche B, term loan 4.25% 8/19/22 (b)	5,935,000	5,918,679
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (b)	2,223,466	2,219,486
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	10,440,820	10,413,674
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	10,160,916	9,979,950
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (b)	5,197,239	3,832,964
Staples, Inc. Tranche B, term loan 4/24/21 (c)	5,000,000	4,970,650

TOTAL SUPER RETAIL		92,964,795

Technology - 9.5%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (b)	753,879	750,863
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	194,000	191,818
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	2,630,583	2,626,743
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	3,235,000	3,206,694
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	1,110,297	1,013,146
5% 9/10/20 (b)	16,014,631	14,517,263
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	3,675,695	3,475,848
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (b)	3,086,578	3,056,268
Datapipe, Inc. Tranche B 1LN, term loan 5.25% 3/15/19 (b)	7,700,721	7,636,112
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (b)	14,962,500	14,878,411
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	4,987,500	4,948,847
First Data Corp. term loan 3.6956% 3/24/17 (b)	10,283,917	10,229,310
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (b)	4,420,260	4,414,734
G.I. Peak Merger Sub Corp.:
Tranche 2LN, term loan 8.25% 6/17/22 (b)	855,000	812,250
Tranche B 1LN, term loan 5% 6/17/21 (b)	1,924,757	1,915,133
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (b)	2,140,027	2,065,126
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (b)	7,400,349	7,152,142
Informatica Corp. Tranche B, term loan 4.5% 8/6/22 (b)	1,620,000	1,608,871
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	12,365,576	12,574,307
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	5,094,495	5,070,602
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 7/31/23 (c)	1,000,000	995,000
Tranche B 1LN, term loan 7/31/22 (c)	1,900,000	1,885,750
NXP BV Tranche D, term loan 3.25% 1/11/20 (b)	3,086,751	3,075,175
Oberthur Technologies Tranche B 2LN, term loan 4.5% 10/18/19 (b)	4,245,940	4,216,770
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	8,147,947	7,883,139
Tranche 2LN, term loan 8% 4/9/22 (b)	2,807,000	2,718,102
Sophia L.P. Tranche B, term loan 9/30/22 (c)	7,000,000	6,980,330
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	4,762,332	4,765,332
Tranche B 2LN, term loan 4% 7/8/22 (b)	753,363	753,838
Syniverse Holdings, Inc. Tranche B, term loan 4% 4/23/19 (b)	3,118,000	2,841,278
TELX, Inc. Tranche B 1LN, term loan 4.5% 4/9/20 (b)	1,238,593	1,233,428
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	1,539,000	1,513,991
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	1,521,452	1,516,705
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	7,600,000	7,068,000
WP Mustang Holdings, LLC.:
Tranche 2LN, term loan 8.5% 5/29/22 (b)	1,248,000	1,191,840
Tranche B 1LN, term loan 5.5% 5/29/21 (b)	1,457,108	1,423,114

TOTAL TECHNOLOGY		152,206,280

Telecommunications - 6.5%
Altice Financing SA:
Tranche B 2LN, term loan 5.25% 1/30/22 (b)	4,355,085	4,327,866
Tranche B, term loan 5.5% 6/24/19 (b)	19,481,164	19,442,202
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (b)	2,482,865	2,472,437
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.8125% 3/31/17 (b)	1,717,815	1,606,157
Tranche D 2LN, term loan 3.8266% 3/31/19 (b)	8,877,985	8,300,916
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (b)	842,283	837,019
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	10,253,376	10,276,856
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	5,970,000	5,928,986
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	6,875,000	6,680,781
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	6,236,000	6,178,816
Tranche B 3LN, term loan 4% 8/1/19 (b)	4,543,000	4,538,457
Tranche B 4LN, term loan 4% 1/15/20 (b)	4,989,000	4,970,291
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	270,263	266,884
Tranche B 1LN, term loan 4% 4/11/20 (b)	7,172,488	7,029,039
Mitel U.S. Holdings, Inc. Tranche B, term loan 5% 4/29/22 (b)	3,092,250	3,067,141
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	7,514,000	6,753,208
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	6,672,695	6,445,423
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	3,000,000	2,920,320
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	1,565,040	1,549,389

TOTAL TELECOMMUNICATIONS		103,592,188

Transportation Ex Air/Rail - 0.6%
American Commercial Lines, Inc. Tranche B, term loan 7.5% 9/22/19 (b)	3,149,744	3,094,623
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (b)	3,375,461	3,348,053
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (b)	3,676,932	3,534,451

TOTAL TRANSPORTATION EX AIR/RAIL		9,977,127

Utilities - 5.8%
Alfred Fueling Systems, Inc. Tranche B 1LN, term loan 4.75% 6/20/21 (b)	1,615,169	1,606,593
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	269,077	268,270
6.375% 8/13/19 (b)	4,034,059	4,021,957
Calpine Corp.:
Tranche B 3LN, term loan 4% 10/9/19 (b)	3,909,946	3,898,529
Tranche B 4LN, term loan 4% 10/31/20 (b)	5,164,413	5,149,901
Tranche B 5LN, term loan 3.5% 5/28/22 (b)	2,493,750	2,450,808
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (b)	4,397,000	4,380,511
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	6,928,114	6,876,153
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	4,334,367	3,592,107
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 6.5% 11/13/21 (b)	7,193,000	7,067,123
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	9,028,105	8,576,700
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	9,747,472	8,951,396
Longview Power LLC Tranche B, term loan 7% 4/13/21 (b)	3,990,000	3,950,100
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	9,769,000	9,231,705
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	2,839,484	2,555,536
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (b)	6,606,622	4,811,801
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (b)	916,078	910,352
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (b)	3,315,267	3,290,402
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	7,307,886	6,860,278
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (b)	1,467,996	1,451,481
Veresen Midstream LP Tranche B, term loan 5.25% 3/31/22(b)	2,980,025	2,957,675

TOTAL UTILITIES		92,859,378

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,579,961,913)		1,511,479,210

Nonconvertible Bonds - 1.3%
Broadcasting - 0.1%
Clear Channel Communications, Inc. 9% 12/15/19	1,127,000	969,220
Containers - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.3372% 12/15/19 (b)(d)	6,570,000	6,340,050
Energy - 0.2%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.8037% 8/1/19 (b)(d)	7,177,000	4,108,833
Healthcare - 0.1%
Tenet Healthcare Corp. 3.8372% 6/15/20 (b)(d)	2,545,000	2,527,503
Homebuilders/Real Estate - 0.1%
Realogy Corp. 7.625% 1/15/20 (d)	1,626,000	1,695,105
Metals/Mining - 0.1%
Murray Energy Corp. 11.25% 4/15/21 (d)	3,000,000	1,575,000
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	540,000	453,600
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (b)	824,000	900,220

TOTAL PUBLISHING/PRINTING		1,353,820

Telecommunications - 0.2%
Altice Financing SA 7.875% 12/15/19 (d)	453,000	468,855
Columbus International, Inc. 7.375% 3/30/21 (d)	764,000	790,740
Numericable Group SA 4.875% 5/15/19 (d)	1,453,000	1,405,778

TOTAL TELECOMMUNICATIONS		2,665,373

TOTAL NONCONVERTIBLE BONDS
(Cost $25,576,366)		21,234,904
	Shares	Value

Common Stocks - 0.4%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	52,192	4,350,725
Publishing/Printing - 0.1%
Tribune Media Co. Class A	35,222	1,253,903
Telecommunications - 0.0%
FairPoint Communications, Inc. (e)	32,378	498,945
TOTAL COMMON STOCKS
(Cost $2,859,193)		6,103,573

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (e)
(Cost $45,406)	45,406	45,406

Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (f)
(Cost $46,946,167)	46,946,167	46,946,167
TOTAL INVESTMENT PORTFOLIO - 99.3%
(Cost $1,655,389,045)		1,585,809,260
NET OTHER ASSETS (LIABILITIES) - 0.7%		11,979,112
NET ASSETS - 100%		$1,597,788,372

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,365,464 or 1.2% of net assets.

 (e) Non-income producing

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$255,397
Total	$255,397

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,253,903	$1,253,903	$--	$--
Materials	4,350,725	4,350,725	--	--
Telecommunication Services	498,945	498,945	--	--
Bank Loan Obligations	1,511,479,210	--	1,493,511,613	17,967,597
Corporate Bonds	21,234,904	--	21,234,904	--
Other	45,406	--	--	45,406
Money Market Funds	46,946,167	46,946,167	--	--
Total Investments in Securities:	$1,585,809,260	$53,049,740	$1,514,746,517	$18,013,003

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$31,885,847
Net Realized Gain (Loss) on Investment Securities	(1,908,369)
Net Unrealized Gain (Loss) on Investment Securities	624,239
Cost of Purchases	14,269,335
Proceeds of Sales	(24,909,778)
Amortization/Accretion	49,332
Transfers into Level 3	2,041,991
Transfers out of Level 3	(4,085,000)
Ending Balance	$17,967,597
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$(178,708)
Other Investments in Securities
Beginning Balance	$45,435
Net Realized Gain (Loss) on Investment Securities	(26)
Net Unrealized Gain (Loss) on Investment Securities	--
Cost of Purchases	--
Proceeds of Sales	(3)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$45,406
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period includes securities delivered through in-kind transactions. See Note 5 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Luxembourg	3.0%
Australia	1.8%
Canada	1.8%
Netherlands	1.7%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,608,442,878)	$1,538,863,093
Fidelity Central Funds (cost $46,946,167)	46,946,167
Total Investments (cost $1,655,389,045)		$1,585,809,260
Cash		3,324,716
Receivable for investments sold		30,362,222
Receivable for fund shares sold		14,574
Interest receivable		12,897,178
Distributions receivable from Fidelity Central Funds		9,110
Other receivables		151
Total assets		1,632,417,211
Liabilities
Payable for investments purchased	$28,606,075
Payable for fund shares redeemed	139,426
Distributions payable	5,879,550
Other payables and accrued expenses	3,788
Total liabilities		34,628,839
Net Assets		$1,597,788,372
Net Assets consist of:
Paid in capital		$1,667,368,157
Net unrealized appreciation (depreciation) on investments		(69,579,785)
Net Assets, for 15,661,036 shares outstanding		$1,597,788,372
Net Asset Value, offering price and redemption price per share ($1,597,788,372 ÷ 15,661,036 shares)		$102.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$433,514
Interest		97,549,471
Income from Fidelity Central Funds		255,397
Total income		98,238,382
Expenses
Custodian fees and expenses	13,921
Independent directors' compensation	7,919
Miscellaneous	7
Total expenses before reductions	21,847
Expense reductions	(19,451)	2,396
Net investment income (loss)		98,235,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,128,440)
Redemptions in-kind with affiliated entities	(2,881,595)
Total net realized gain (loss)		(16,010,035)
Change in net unrealized appreciation (depreciation) on investment securities		(72,343,377)
Net gain (loss)		(88,353,412)
Net increase (decrease) in net assets resulting from operations		$9,882,574

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,235,986	$71,986,868
Net realized gain (loss)	(16,010,035)	22,999,283
Change in net unrealized appreciation (depreciation)	(72,343,377)	(18,047,949)
Net increase (decrease) in net assets resulting from operations	9,882,574	76,938,202
Distributions to partners from net investment income	(93,157,853)	(67,235,709)
Affiliated share transactions
Proceeds from sales of shares	1,245,153,909	511,374,722
Reinvestment of distributions	29,483,060	45,245,720
Cost of shares redeemed	(1,246,857,852)	(255,661,943)
Net increase (decrease) in net assets resulting from share transactions	27,779,117	300,958,499
Total increase (decrease) in net assets	(55,496,162)	310,660,992
Net Assets
Beginning of period	1,653,284,534	1,342,623,542
End of period	$1,597,788,372	$1,653,284,534
Other Affiliated Information Shares
Sold	11,777,739	4,747,668
Issued in reinvestment of distributions	279,976	419,108
Redeemed	(11,823,187)	(2,359,702)
Net increase (decrease)	234,528	2,807,074

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$107.17	$106.39	$104.53	$95.32	$96.75
Income from Investment Operations
Net investment income (loss)A	5.449	5.658	6.526	6.830	6.265
Net realized and unrealized gain (loss)	(5.445)	.412	.838	7.686	(3.149)
Total from investment operations	.004	6.070	7.364	14.516	3.116
Distributions to partners from net investment income	(5.154)	(5.290)	(5.504)	(5.306)	(4.546)
Net asset value, end of period	$102.02	$107.17	$106.39	$104.53	$95.32
Total ReturnB	(.03)%	5.78%	7.19%	15.56%	3.09%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	5.15%	5.25%	6.15%	6.79%	6.26%
Supplemental Data
Net assets, end of period (000 omitted)	$1,597,788	$1,653,285	$1,342,624	$1,586,125	$2,786,638
Portfolio turnover rateF	37%G	66%	90%	47%G	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/ (loss) and net realized gain/ (loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,741,132
Gross unrealized depreciation	(64,826,717)
Net unrealized appreciation (depreciation) on securities	$(54,085,585)
Tax Cost	$1,639,894,845

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities and in-kind transactions, aggregated $1,707,407,378 and $641,090,330, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Redemptions In-Kind. During the period, Fidelity Total Bond Fund, the Investing Fund, redeemed 9,611,459 shares of the Fund for investments, including accrued interest, with a value of $1,013,143,899. The net realized loss of $2,881,595 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The transaction generally did not result in the recognition of gains or losses for federal income tax purposes.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $7,919.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,532.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $32,518,731 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Floating Rate Central Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Actual	.0007%	$1,000.00	$990.60	$-
Hypothetical-C		$1,000.00	$1,025.06	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FR1-ANN-1115
1.814672.110

Fidelity® International Equity Central Fund Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® International Equity Central Fund	(6.78)%	4.53%	(1.44)%

 Life of fund returns are for the period from December 10, 2007 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$8,930	Fidelity® International Equity Central Fund
$8,938	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a double-digit loss for the 12 months ending September 30, 2015, driven lower in particular by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI ex USA Index returned -12.04% for the period, affected also by concerns around global growth. Commodity prices and producers remained under pressure for much of the period, largely related to the economic deceleration of China, the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to most global currencies, which weighed on commodities priced in dollars and hurt equity returns within regions most exposed to resources prices. As a result, emerging markets returned about -20% for the period. Canada, a significant energy producer, returned -23%. The best-performing region by far was Japan, a significant net energy consumer, which returned -2%. Only four of the 47 countries within the index had a positive return for the period: Ireland (+12%), Israel (+9%), Denmark (+8%) and Hungary (+7%). All 10 index sectors posted a loss, with energy (-37%) and materials (-26%) suffering most. Conversely, consumer staples held up best, declining less than 1%.

Comments from Portfolio Manager Doug Chow:  For the year, the fund outpaced the -8.27% result of the MSCI EAFE Index. This outperformance was the result of solid stock selection – particularly within financials and consumer staples – and a modest cash position that proved a positive against a negative market. Geographically, picks in Europe and the U.K., as well as in Asia-Pacific ex Japan, helped most; picks in Japan itself detracted most. Among individual stocks, an overweighting in Belgium-based bank KBC Groupe, helped the most. In July, European bank stocks, including KBC, rallied when Greece proposed a fresh deal to its creditors and it became clearer that the country would not default. The fund's KBC shares rose 23% for the period. On the negative side, picks within technology hurt, although another bank stock and large fund holding, U.K.-based Standard Chartered, was the biggest detractor. In August, the firm announced it would cut its dividend payout in half against a sharp loss in net profit during the first half of the year. The stock suffered again after it was reported that the bank was being investigated over links to Iran. We significantly reduced our positions in both KBC and Standard Chartered by period end.

Note to Shareholders: On September 30, 2015, Niamh Brodie-Machura joined the fund as Co-Portfolio Manager, replacing Stefan Lindblad. On October 1, 2015, the fund's performance benchmark changed from the MSCI EAFE Index to the broader MSCI World ex USA Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2015
United Kingdom	23.5%
Japan	16.5%
France	9.1%
United States of America*	8.4%
Switzerland	7.4%
Canada	3.8%
Australia	3.8%
Germany	3.5%
Sweden	2.7%
Other	21.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes short-term investments and net other assets (liabilities).

As of March 31, 2015
United Kingdom	20.0%
Japan	17.0%
United States of America*	8.9%
France	8.0%
Germany	7.1%
Switzerland	7.1%
Australia	4.6%
Belgium	3.1%
Sweden	2.7%
Other	21.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes short-term investments and net other assets (liabilities).

Asset Allocation as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.5	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.5	3.3

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.1	1.9
Total SA (France, Integrated Oil & Gas)	1.4	1.0
Lloyds Banking Group PLC (United Kingdom, Banks)	1.3	0.9
Sanofi SA (France, Pharmaceuticals)	1.3	0.0
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.3	0.2
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.2	1.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	1.1
Sony Corp. (Japan, Household Durables)	1.0	0.9
Barclays PLC (United Kingdom, Banks)	1.0	0.0
Nestle SA (Switzerland, Food Products)	1.0	1.2
	12.6

Market Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.2	25.3
Consumer Discretionary	12.4	13.8
Industrials	11.4	11.9
Consumer Staples	10.9	10.4
Health Care	10.6	10.7
Materials	6.0	6.9
Energy	5.6	4.8
Information Technology	5.3	4.7
Telecommunication Services	4.8	4.6
Utilities	3.3	3.5

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 3.8%
1-Page Ltd. (a)	1,184,001	$3,851,071
Australia & New Zealand Banking Group Ltd.	1,313,636	25,098,497
Flight Centre Travel Group Ltd. (b)	542,333	13,813,551
Magellan Financial Group Ltd.	908,446	12,195,890
Rio Tinto Ltd.	246,400	8,477,256
Telstra Corp. Ltd.	1,423,069	5,626,383
Westpac Banking Corp.	525,583	11,040,862

TOTAL AUSTRALIA		80,103,510

Austria - 0.7%
Andritz AG	248,300	11,164,605
Erste Group Bank AG (a)	80,788	2,341,669
IMMOFINANZ Immobilien Anlagen AG (a)	449,834	1,035,448

TOTAL AUSTRIA		14,541,722

Bailiwick of Jersey - 0.6%
Wolseley PLC	231,733	13,524,377
Belgium - 1.8%
Anheuser-Busch InBev SA NV	201,516	21,432,345
KBC Groep NV	183,818	11,578,298
Melexis NV	105,100	4,854,918

TOTAL BELGIUM		37,865,561

Bermuda - 1.2%
Cheung Kong Infrastructure Holdings Ltd.	487,000	4,364,864
Chow Sang Sang Holdings International Ltd.	3,727,000	7,462,405
Hongkong Land Holdings Ltd.	1,054,200	6,980,701
Kosmos Energy Ltd. (a)	245,000	1,367,100
Petra Diamonds Ltd.	4,678,073	5,958,628

TOTAL BERMUDA		26,133,698

British Virgin Islands - 0.2%
Luxoft Holding, Inc. (a)	57,000	3,607,530
Canada - 3.8%
Cenovus Energy, Inc.	160,300	2,431,227
Constellation Software, Inc.	14,300	5,993,784
Imperial Oil Ltd.	184,000	5,829,539
MDC Partners, Inc. Class A (sub. vtg.)	283,800	5,230,435
PrairieSky Royalty Ltd.	76,700	1,457,559
Rogers Communications, Inc. Class B (non-vtg.)	144,500	4,978,726
Royal Bank of Canada	246,800	13,646,588
Suncor Energy, Inc.	154,300	4,126,614
TELUS Corp.	124,800	3,932,439
The Toronto-Dominion Bank	345,500	13,618,059
Valeant Pharmaceuticals International, Inc. (Canada) (a)	74,400	13,279,940
West Fraser Timber Co. Ltd. (b)	201,000	6,386,212

TOTAL CANADA		80,911,122

Cayman Islands - 0.6%
Alibaba Group Holding Ltd. sponsored ADR	76,900	4,534,793
Pacific Textile Holdings Ltd.	5,460,000	7,432,349

TOTAL CAYMAN ISLANDS		11,967,142

China - 0.2%
Kweichow Moutai Co. Ltd.	160,168	4,810,979
Denmark - 2.0%
Danske Bank A/S	186,237	5,620,007
Novo Nordisk A/S Series B	336,400	18,153,683
TDC A/S	568,500	2,926,212
Vestas Wind Systems A/S	287,500	14,923,211

TOTAL DENMARK		41,623,113

Finland - 0.0%
Tikkurila Oyj	13,693	227,213
France - 9.1%
Air Liquide SA	153,380	18,107,017
BIC SA	85,300	13,229,614
Christian Dior SA	80,900	15,100,929
Dassault Systemes SA	96,500	7,116,721
Edenred SA	513,271	8,370,656
Engie	420,200	6,780,035
Orange SA	558,000	8,458,868
Publicis Groupe SA	1	68
Renault SA	127,656	9,129,140
Rexel SA	683,900	8,390,805
Safran SA	221,500	16,657,026
Sanofi SA	290,777	27,682,002
Suez Environnement SA	225,221	4,034,141
Total SA (b)	430,100	19,347,136
Total SA sponsored ADR (b)	226,567	10,129,811
VINCI SA	288,394	18,274,880

TOTAL FRANCE		190,808,849

Germany - 3.5%
Continental AG	83,300	17,694,398
Deutsche Telekom AG	712,000	12,674,685
Fresenius SE & Co. KGaA	129,900	8,709,016
OSRAM Licht AG	191,140	9,870,592
ProSiebenSat.1 Media AG	119,049	5,831,831
Rational AG	13,903	5,553,062
SAP AG	136,995	8,875,044
Vonovia SE	118,620	3,810,034

TOTAL GERMANY		73,018,662

Hong Kong - 2.2%
China Everbright Ltd.	3,064,000	7,037,076
Dah Sing Financial Holdings Ltd.	1,535,200	8,408,555
Hang Seng Bank Ltd.	650,500	11,734,009
Hysan Development Co. Ltd.	2,347,000	9,772,615
PCCW Ltd.	6,780,000	3,490,045
Power Assets Holdings Ltd.	562,000	5,318,133

TOTAL HONG KONG		45,760,433

India - 0.3%
Housing Development Finance Corp. Ltd.	384,785	7,139,976
Indonesia - 0.8%
PT Bank Danamon Indonesia Tbk Series A	38,551,900	7,630,028
PT Bank Rakyat Indonesia Tbk	13,554,300	8,025,447
PT Indocement Tunggal Prakarsa Tbk	1,054,200	1,187,036

TOTAL INDONESIA		16,842,511

Ireland - 2.0%
Allergan PLC (a)	17,400	4,729,494
Greencore Group PLC	1,508,092	6,232,692
James Hardie Industries PLC CDI	975,714	11,777,919
Medtronic PLC	89,100	5,964,354
Ryanair Holdings PLC sponsored ADR	176,800	13,843,440

TOTAL IRELAND		42,547,899

Israel - 1.5%
Bezeq The Israel Telecommunication Corp. Ltd.	2,164,900	4,138,913
Frutarom Industries Ltd.	254,551	9,622,838
Teva Pharmaceutical Industries Ltd. sponsored ADR	323,200	18,247,872

TOTAL ISRAEL		32,009,623

Italy - 1.1%
Banco di Desio e della Brianza SpA	24,865	83,297
Enel SpA	1,765,026	7,865,293
Mediaset SpA	963,451	4,424,662
Mediolanum SpA	343,763	2,454,532
Telecom Italia SpA (a)	5,821,100	7,173,488

TOTAL ITALY		22,001,272

Japan - 16.5%
AEON MALL Co. Ltd.	760,340	11,679,835
Ain Pharmaciez, Inc.	109,600	5,594,137
Astellas Pharma, Inc.	717,900	9,292,558
Bridgestone Corp.	374,900	12,973,851
Broadleaf Co. Ltd.	267,400	2,720,011
Coca-Cola Central Japan Co. Ltd.	242,900	3,924,381
DaikyoNishikawa Corp.	128,400	5,956,959
Fuji Heavy Industries Ltd.	548,400	19,733,895
Hitachi Ltd.	2,012,000	10,152,613
Isuzu Motors Ltd.	1,072,700	10,772,080
Japan Tobacco, Inc.	179,800	5,577,431
JSR Corp.	807,100	11,634,274
JTEKT Corp.	718,200	10,055,517
KDDI Corp.	436,400	9,767,987
Leopalace21 Corp. (a)	2,251,500	10,506,037
Makita Corp.	113,000	6,010,796
Minebea Ltd.	865,000	9,182,319
Mitsubishi Electric Corp.	1,343,000	12,302,607
Mitsui Fudosan Co. Ltd.	639,000	17,515,874
Murata Manufacturing Co. Ltd.	81,600	10,540,642
Nintendo Co. Ltd.	52,300	8,815,257
Nippon Telegraph & Telephone Corp.	240,200	8,460,718
NSK Ltd.	1,017,500	9,862,663
Olympus Corp.	188,700	5,887,122
OMRON Corp.	275,830	8,303,090
ORIX Corp.	1,348,000	17,388,314
Sanken Electric Co. Ltd.	1,095,000	3,696,821
Sony Corp. (a)	868,600	21,291,233
Sumitomo Mitsui Financial Group, Inc.	493,700	18,721,258
Suzuki Motor Corp.	276,900	8,514,661
Tokyo Electric Power Co., Inc. (a)	678,400	4,531,460
Tokyo Gas Co. Ltd.	930,000	4,498,704
Toto Ltd.	342,000	10,657,969
Toyoda Gosei Co. Ltd.	295,900	5,815,861
Toyota Boshoku Corp.	475,600	8,075,426
VT Holdings Co. Ltd.	1,040,500	6,263,116

TOTAL JAPAN		346,677,477

Korea (South) - 1.1%
DGB Financial Group Co. Ltd.	998,233	8,843,013
Dongbu Insurance Co. Ltd.	102,042	5,277,381
Samsung Electronics Co. Ltd.	3,994	3,821,203
SK Hynix, Inc.	207,116	5,862,532

TOTAL KOREA (SOUTH)		23,804,129

Netherlands - 0.9%
ING Groep NV (Certificaten Van Aandelen)	1,297,426	18,381,307
Koninklijke DSM NV	24	1,105

TOTAL NETHERLANDS		18,382,412

New Zealand - 0.4%
CBL Corp. Ltd. (c)	7,216,000	7,150,443
The a2 Milk Co. Ltd. (a)(b)	4,141,965	1,853,571

TOTAL NEW ZEALAND		9,004,014

Norway - 0.6%
Borregaard ASA	1,128,961	6,796,416
Statoil ASA	455,300	6,637,860

TOTAL NORWAY		13,434,276

Portugal - 0.2%
Energias de Portugal SA	1,173,155	4,287,900
South Africa - 0.5%
Naspers Ltd. Class N	86,900	10,852,138
Spain - 0.9%
Endesa SA	201,500	4,241,941
Iberdrola SA	1,388,470	9,226,630
Merlin Properties Socimi SA (a)	484,300	5,763,320

TOTAL SPAIN		19,231,891

Sweden - 2.7%
Alfa Laval AB	550,600	9,005,686
East Capital Explorer AB (a)	1,022,041	6,349,636
Lundin Petroleum AB (a)(b)	212,200	2,733,010
Nordea Bank AB	1,526,865	17,001,752
Rezidor Hotel Group AB (b)	3,021,100	11,622,461
Svenska Cellulosa AB (SCA) (B Shares)	272,700	7,617,400
Svenska Handelsbanken AB (A Shares)	92,778	1,329,050

TOTAL SWEDEN		55,658,995

Switzerland - 7.4%
Adecco SA (Reg.)	194,102	14,190,199
EFG International	606,531	6,472,319
Julius Baer Group Ltd.	215,240	9,765,968
Nestle SA	271,990	20,455,196
Novartis AG	472,007	43,383,057
Roche Holding AG (participation certificate)	37,897	10,060,576
Sika AG (Bearer)	3,530	10,898,594
Sonova Holding AG Class B	47,161	6,068,120
Syngenta AG (Switzerland)	48,616	15,577,090
Zurich Insurance Group AG	72,930	17,899,503

TOTAL SWITZERLAND		154,770,622

Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,860,000	7,439,030
Thailand - 1.0%
Kasikornbank PCL (For. Reg.)	2,540,500	11,957,714
TISCO Financial Group PCL	9,846,300	9,629,309

TOTAL THAILAND		21,587,023

Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar	382,353	2,079,001
United Kingdom - 23.5%
Aberdeen Asset Management PLC	1,231,100	5,521,857
Al Noor Hospitals Group PLC	490,500	6,188,312
Aldermore Group PLC	2,010,655	8,525,656
Associated British Foods PLC	160,500	8,109,399
AstraZeneca PLC (United Kingdom)	276,229	17,518,055
Aviva PLC	2,603,154	17,804,457
BAE Systems PLC	2,391,200	16,194,598
Barclays PLC	5,564,207	20,591,967
Bellway PLC	305,100	11,473,885
BG Group PLC	738,516	10,653,748
BP PLC	3,124,137	15,849,913
British American Tobacco PLC (United Kingdom)	224,900	12,409,024
Britvic PLC	465,700	4,779,949
BT Group PLC	1,198,100	7,625,361
Cairn Energy PLC (a)	834,806	1,767,994
Centrica PLC	1,660,700	5,758,017
Countrywide PLC	572,031	4,344,006
Diageo PLC	627,635	16,862,620
easyJet PLC	298,200	8,016,083
Essentra PLC	584,900	6,954,587
Hikma Pharmaceuticals PLC	162,386	5,600,807
Howden Joinery Group PLC	1,983,100	14,594,681
HSBC Holdings PLC (United Kingdom)	1,415,307	10,676,677
Imperial Tobacco Group PLC	522,046	26,953,317
Informa PLC	571,070	4,850,721
International Personal Finance PLC	1,667,746	9,788,785
ITV PLC	3,246,388	12,080,995
Lloyds Banking Group PLC	24,797,675	28,231,185
London Stock Exchange Group PLC	114,466	4,188,703
Mondi PLC	656,800	13,741,131
Moneysupermarket.com Group PLC	1,060,500	5,422,437
National Grid PLC	826,900	11,516,356
Prudential PLC	966,687	20,393,743
Royal Dutch Shell PLC:
Class A (United Kingdom)	664,011	15,675,339
Class B (United Kingdom)	347,317	8,212,402
SABMiller PLC	203,500	11,504,154
Schroders PLC	110,846	4,703,488
Shawbrook Group Ltd.	2,165,961	10,386,687
St. James's Place Capital PLC	799,665	10,282,392
St. Modwen Properties PLC	538,916	3,386,528
Standard Chartered PLC:
(Hong Kong)	852,034	8,256,133
(United Kingdom)	446,191	4,325,243
Tesco PLC	2,697,300	7,492,006
Unilever PLC	100,599	4,097,378
Victrex PLC	166,600	4,465,868
Virgin Money Holdings Uk PLC	1,434,000	8,384,281
Vodafone Group PLC	5,744,228	18,117,782

TOTAL UNITED KINGDOM		494,278,707

United States of America - 4.9%
AbbVie, Inc.	209,500	11,398,895
Akorn, Inc. (a)	99,910	2,847,935
Amplify Snack Brands, Inc. (a)	379,735	4,066,962
Anadarko Petroleum Corp.	22,100	1,334,619
Chevron Corp.	93,900	7,406,832
Coca-Cola Enterprises, Inc.	93,600	4,525,560
ConocoPhillips Co.	63,900	3,064,644
Constellation Brands, Inc. Class A (sub. vtg.)	67,200	8,414,112
Edgewell Personal Care Co. (a)	52,400	4,275,840
Eli Lilly & Co.	57,400	4,803,806
Jarden Corp. (a)	136,200	6,657,456
Kroger Co.	137,200	4,948,804
Macy's, Inc.	112,800	5,788,896
Mondelez International, Inc.	109,200	4,572,204
Monster Beverage Corp. (a)	68,600	9,270,604
Nu Skin Enterprises, Inc. Class A	132,800	5,481,984
Ocular Therapeutix, Inc. (a)(b)	249,300	3,505,158
Reynolds American, Inc.	166,700	7,379,809
WhiteWave Foods Co. (a)	103,200	4,143,480

TOTAL UNITED STATES OF AMERICA		103,887,600

TOTAL COMMON STOCKS
(Cost $2,066,382,442)		2,030,820,407
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.08% to 0.08% 11/5/15 to 11/12/15 (Cost $269,978)(d)	270,000	270,002
	Shares	Value

Money Market Funds - 26.2%
Fidelity Cash Central Fund, 0.18% (e)	520,631,916	520,631,916
Fidelity Securities Lending Cash Central Fund, 0.20% (e)(f)	31,961,524	31,961,524
TOTAL MONEY MARKET FUNDS
(Cost $552,593,440)		552,593,440
TOTAL INVESTMENT PORTFOLIO - 122.7%
(Cost $2,619,245,860)		2,583,683,849
NET OTHER ASSETS (LIABILITIES) - (22.7)%		(478,751,668)
NET ASSETS - 100%		$2,104,932,181

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $270,002.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$116,696
Fidelity Securities Lending Cash Central Fund	1,344,860
Total	$1,461,556

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$263,438,083	$135,332,696	$128,105,387	$--
Consumer Staples	226,785,338	124,129,841	102,655,497	--
Energy	118,025,347	41,648,949	76,376,398	--
Financials	550,675,409	206,727,500	343,947,909	--
Health Care	223,320,762	91,343,709	131,977,053	--
Industrials	239,280,705	181,208,834	58,071,871	--
Information Technology	107,686,498	43,292,919	64,393,579	--
Materials	131,813,184	83,159,609	48,653,575	--
Telecommunication Services	97,371,607	15,976,290	81,395,317	--
Utilities	72,423,474	42,193,957	30,229,517	--
Government Obligations	270,002	--	270,002	--
Money Market Funds	552,593,440	552,593,440	--	--
Total Investments in Securities:	$2,583,683,849	$1,517,607,744	$1,066,076,105	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$346,380,084
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $30,909,940) — See accompanying schedule: Unaffiliated issuers (cost $2,066,652,420)	$2,031,090,409
Fidelity Central Funds (cost $552,593,440)	552,593,440
Total Investments (cost $2,619,245,860)		$2,583,683,849
Segregated cash with brokers for derivative instruments		22,078,810
Foreign currency held at value (cost $30)		28
Receivable for investments sold		98,943,397
Dividends receivable		12,134,407
Distributions receivable from Fidelity Central Funds		67,235
Receivable for daily variation margin for derivative instruments		7,750,504
Other receivables		39
Total assets		2,724,658,269
Liabilities
Payable to custodian bank	$813,279
Payable for investments purchased
Regular delivery	78,051,411
Delayed delivery	7,150,443
Payable for fund shares redeemed	501,627,282
Other payables and accrued expenses	122,149
Collateral on securities loaned, at value	31,961,524
Total liabilities		619,726,088
Net Assets		$2,104,932,181
Net Assets consist of:
Paid in capital		$2,140,700,329
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(35,768,148)
Net Assets, for 29,250,061 shares outstanding		$2,104,932,181
Net Asset Value, offering price and redemption price per share ($2,104,932,181 ÷ 29,250,061 shares)		$71.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$81,770,885
Interest		32,291
Income from Fidelity Central Funds		1,461,556
Income before foreign taxes withheld		83,264,732
Less foreign taxes withheld		(5,614,483)
Total income		77,650,249
Expenses
Custodian fees and expenses	$339,257
Independent directors' compensation	12,235
Miscellaneous	16
Total expenses before reductions	351,508
Expense reductions	(12,235)	339,273
Net investment income (loss)		77,310,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(323,456)
Foreign currency transactions	(1,211,461)
Futures contracts	(2,055,860)
Total net realized gain (loss)		(3,590,777)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $51,600)	(263,692,442)
Assets and liabilities in foreign currencies	57,732
Futures contracts	115,015
Total change in net unrealized appreciation (depreciation)		(263,519,695)
Net gain (loss)		(267,110,472)
Net increase (decrease) in net assets resulting from operations		$(189,799,496)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,310,976	$100,170,728
Net realized gain (loss)	(3,590,777)	150,947,557
Change in net unrealized appreciation (depreciation)	(263,519,695)	(136,418,828)
Net increase (decrease) in net assets resulting from operations	(189,799,496)	114,699,457
Distributions to partners from net investment income	(73,944,373)	(85,628,602)
Affiliated share transactions
Proceeds from sales of shares	257,968,340	435,026,118
Reinvestment of distributions	73,943,954	85,628,122
Cost of shares redeemed	(804,636,648)	(304,202,330)
Net increase (decrease) in net assets resulting from share transactions	(472,724,354)	216,451,910
Total increase (decrease) in net assets	(736,468,223)	245,522,765
Net Assets
Beginning of period	2,841,400,404	2,595,877,639
End of period	$2,104,932,181	$2,841,400,404
Other Affiliated Information Shares
Sold	3,240,150	5,329,525
Issued in reinvestment of distributions	909,204	1,039,112
Redeemed	(10,806,012)	(3,718,585)
Net increase (decrease)	(6,656,658)	2,650,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Equity Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$79.13	$78.06	$65.60	$57.85	$66.23
Income from Investment Operations
Net investment income (loss)A	2.13	2.74B	2.04	2.08	2.18
Net realized and unrealized gain (loss)	(7.28)	.64	12.32	7.65	(8.56)
Total from investment operations	(5.15)	3.38	14.36	9.73	(6.38)
Distributions to partners from net investment income	(2.02)	(2.31)	(1.90)	(1.98)	(2.00)
Net asset value, end of period	$71.96	$79.13	$78.06	$65.60	$57.85
Total ReturnC	(6.78)%	4.24%	22.15%	17.06%	(10.20)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.02%	.02%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.02%	.02%
Expenses net of all reductions	.01%	.01%	.01%	.02%	.02%
Net investment income (loss)	2.67%	3.34%B	2.83%	3.32%	3.10%
Supplemental Data
Net assets, end of period (000 omitted)	$2,104,932	$2,841,400	$2,595,878	$1,348,956	$1,484,633
Portfolio turnover rateF	81%	67%	69%	82%	117%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$170,890,302
Gross unrealized depreciation	(218,110,364)
Net unrealized appreciation (depreciation) on securities	$(47,220,062)
Tax Cost	$2,630,903,911

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(2,055,860) and a change in net unrealized appreciation (depreciation) of $115,015 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,227,302,864 and $2,722,968,506, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,755 for the period.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,344,860. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $12,235.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® International Equity Central Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 20, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Actual	.0122%	$1,000.00	$913.00	$.06
Hypothetical-C		$1,000.00	$1,025.01	$.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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INTCEN-ANN-1115
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Fidelity® High Income Central Fund 1 Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Central Fund 1	(2.06)%	6.31%	7.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on September 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Period Ending Values
$ 20,260	Fidelity® High Income Central Fund 1
$ 19,919	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds posted a low single-digit decline for the 12 months ending September 30, 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield sectors. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -3.54% the past year. High-yield began losing momentum early in the period amid plunging oil prices due to lukewarm demand and a surge in U.S. production. The energy-heavy index continued to trend lower throughout the end of 2014, then briefly reversed course early in the new year, as oil prices rebounded in the spring, as did expectations that the U.S. Federal Reserve might hold off a bit longer on raising interest rates. However, increased volatility among U.S. Treasuries, commodities and stocks – as well as fears of a possible Greek sovereign debt default – resulted in a sharp decline in June. The high-yield market slipped further in the final three months of the period, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off for the asset class, as oil prices fell below $40 per barrel before rebounding slightly.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund outpaced its benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Relative to the benchmark, security selection in energy, along with lighter-than-benchmark exposure to that lagging sector, provided the biggest boost by far. Favorable positioning in air transportation and services, as well as bond picks in publishing/printing, also contributed. Looking at individual holdings, top contributors included sizable overweightings in department store operator JCPenney, telecommunications-equipment maker Alcatel-Lucent and United Kingdom-based Barclays Bank. Avoiding oil & gas exploration & production company and benchmark component SandRidge Energy also proved advantageous, as the company's bonds performed extremely poorly amid declining oil prices. On the downside, an underweighting in health care, one of the better-performing sectors for the year, hampered relative performance. Security selection in metals/mining also worked against the fund's return, but underweighting this poor-performing group was beneficial. The primary individual detractor was an overweighting in wireless communications provider Sprint Nextel. Forbes Energy Services, a provider of oil well maintenance services, and Navient, the nation's largest student loan company, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Dynegy, Inc.	2.5	2.3
JC Penney Corp., Inc.	2.2	1.7
Sprint Capital Corp.	2.1	2.4
T-Mobile U.S.A., Inc.	1.8	1.8
Lucent Technologies, Inc	1.8	1.3
	10.4

Top Five Market Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	13.7	10.7
Energy	10.9	10.0
Utilities	6.9	7.0
Diversified Financial Services	6.6	7.3
Banks & Thrifts	6.3	4.0

Quality Diversification (% of fund's net assets)

As of September 30, 2015
AAA,AA,A	0.1%
BBB	2.6%
BB	37.5%
B	39.7%
CCC,CC,C	15.9%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	3.4%

As of March 31, 2015
BBB	1.4%
BB	37.7%
B	45.5%
CCC,CC,C	12.2%
Not Rated	0.4%
Equities	0.2%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2015*
Nonconvertible Bonds	81.9%
Bank Loan Obligations	7.3%
Other Investments	7.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 24.6%

As of March 31, 2015*
Nonconvertible Bonds	84.1%
Convertible Bonds, Preferred Stocks	0.2%
Bank Loan Obligations	8.5%
Other Investments	4.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 29.4%

Investments September 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 81.9%
	Principal Amount	Value
Aerospace - 0.3%
Orbital ATK, Inc. 5.5% 10/1/23 (a)	$2,430,000	$2,436,075
TransDigm, Inc. 6.5% 5/15/25 (a)	865,000	813,100

TOTAL AEROSPACE		3,249,175

Air Transportation - 2.3%
Air Canada 6.625% 5/15/18 (a)	3,030,000	3,143,322
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 9/15/20 (a)	3,410,000	3,355,075
Allegiant Travel Co. 5.5% 7/15/19	2,040,000	2,043,825
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	1,695,000	1,652,625
5.5% 10/1/19 (a)	1,590,000	1,607,490
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (a)	176,981	178,751
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,222,910	1,345,202
6.125% 4/29/18	190,000	197,125
9.25% 5/10/17	210,060	226,865
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (a)	1,010,000	1,020,100
6.75% 5/23/17	1,010,000	1,022,625
8.021% 8/10/22	712,414	805,028
U.S. Airways Group, Inc. 6.125% 6/1/18	2,855,000	2,933,513
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	940,000	949,400
Series 2013-1 Class B, 5.375% 5/15/23	183,712	189,683
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	479,837	508,627
9.75% 1/15/17	437,750	476,093
12% 1/15/16 (a)	73,333	75,900
United Continental Holdings, Inc.:
6% 12/1/20	1,280,000	1,334,400
6.375% 6/1/18	80,000	84,000

TOTAL AIR TRANSPORTATION		23,149,649

Automotive & Auto Parts - 0.6%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,385,000	1,412,700
ZF North America Capital, Inc.:
4% 4/29/20 (a)	1,415,000	1,345,134
4.75% 4/29/25 (a)	3,250,000	2,977,813

TOTAL AUTOMOTIVE & AUTO PARTS		5,735,647

Banks & Thrifts - 0.2%
BNP Paribas SA 7.375% (a)(b)(c)	2,265,000	2,298,675
Broadcasting - 1.3%
Clear Channel Communications, Inc.:
5.5% 12/15/16	4,575,000	4,254,750
6.875% 6/15/18	1,825,000	1,569,500
9% 12/15/19	5,405,000	4,648,300
10% 1/15/18	2,215,000	1,173,950
iHeartCommunications, Inc. 10.625% 3/15/23	1,715,000	1,457,750

TOTAL BROADCASTING		13,104,250

Building Materials - 2.0%
Beacon Roofing Supply, Inc. 6.375% 10/1/23 (a)	705,000	706,763
Builders FirstSource, Inc. 10.75% 8/15/23 (a)	3,000,000	2,996,250
Building Materials Corp. of America:
5.375% 11/15/24 (a)	1,440,000	1,422,000
6% 10/15/25 (a)(d)	2,100,000	2,121,000
Building Materials Holding Corp. 9% 9/15/18 (a)	1,310,000	1,378,775
CEMEX Finance LLC 6% 4/1/24 (a)	7,855,000	7,148,050
CEMEX S.A.B. de CV:
6.125% 5/5/25 (a)	1,710,000	1,556,100
6.5% 12/10/19 (a)	1,490,000	1,471,375
USG Corp. 5.5% 3/1/25 (a)	2,010,000	2,004,975

TOTAL BUILDING MATERIALS		20,805,288

Cable/Satellite TV - 2.3%
Altice SA:
5.375% 7/15/23 (a)	1,625,000	1,560,000
7.75% 7/15/25 (a)	1,140,000	1,006,050
7.75% 7/15/25 (a)	1,020,000	902,700
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	665,000	613,463
5.125% 5/1/23 (a)	2,740,000	2,526,006
5.875% 5/1/27 (a)	1,025,000	950,688
Cogeco Cable, Inc. 4.875% 5/1/20 (a)	1,870,000	1,851,300
DISH DBS Corp. 5.125% 5/1/20	7,245,000	6,792,188
Midcontinent Communications & Midcontinent Finance Corp. 6.875% 8/15/23 (a)	2,685,000	2,674,931
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	2,745,000	2,834,213
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (a)(c)	110,000	105,188
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (a)	1,970,000	1,920,750

TOTAL CABLE/SATELLITE TV		23,737,477

Capital Goods - 0.3%
General Cable Corp. 5.75% 10/1/22 (c)	1,140,000	969,000
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	2,245,000	2,362,863

TOTAL CAPITAL GOODS		3,331,863

Chemicals - 1.0%
Blue Cube Spinco, Inc. 9.75% 10/15/23 (a)	1,205,000	1,253,200
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,640,000	1,669,800
LSB Industries, Inc. 7.75% 8/1/19	1,530,000	1,451,588
NOVA Chemicals Corp. 5% 5/1/25 (a)	1,465,000	1,377,100
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	1,790,000	1,781,050
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	1,230,000	1,057,800
The Chemours Company LLC 6.625% 5/15/23(a)	2,595,000	1,745,138

TOTAL CHEMICALS		10,335,676

Containers - 1.8%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(c)	6,589,360	6,555,384
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.3372% 12/15/19 (a)(c)	1,850,000	1,785,250
7% 11/15/20 (a)	1,267,059	1,267,059
Ball Corp. 5.25% 7/1/25	2,115,000	2,084,586
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	1,200,000	1,174,500
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	865,000	726,600
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,500,000	1,470,000
Owens-Brockway Glass Container, Inc.:
5.875% 8/15/23 (a)	1,355,000	1,363,469
6.375% 8/15/25 (a)	1,355,000	1,368,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	385,000	388,850

TOTAL CONTAINERS		18,184,248

Diversified Financial Services - 5.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.25% 7/1/20	1,920,000	1,917,600
Aircastle Ltd. 5.125% 3/15/21	800,000	802,000
CNH Industrial Capital LLC 3.875% 7/16/18 (a)	2,010,000	1,969,800
FLY Leasing Ltd.:
6.375% 10/15/21	6,670,000	6,736,700
6.75% 12/15/20	2,505,000	2,567,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,150,000	1,151,725
5.875% 2/1/22	10,020,000	10,082,625
6% 8/1/20	2,400,000	2,466,000
ILFC E-Capital Trust I 4.57% 12/21/65 (a)(c)	1,810,000	1,656,150
ILFC E-Capital Trust II 6.25% 12/21/65 (a)(c)	4,120,000	3,872,800
International Lease Finance Corp. 6.25% 5/15/19	580,000	617,700
MSCI, Inc. 5.75% 8/15/25 (a)	600,000	604,500
Navient Corp.:
5% 10/26/20	505,000	423,342
5.875% 3/25/21	2,040,000	1,716,150
5.875% 10/25/24	8,855,000	6,951,175
SLM Corp.:
4.875% 6/17/19	1,085,000	987,350
5.5% 1/15/19	1,850,000	1,719,344
5.5% 1/25/23	4,385,000	3,477,831
6.125% 3/25/24	920,000	736,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		50,456,417

Diversified Media - 0.5%
MDC Partners, Inc. 6.75% 4/1/20 (a)	2,880,000	2,844,000
WMG Acquisition Corp.:
6% 1/15/21 (a)	1,010,000	1,010,000
6.75% 4/15/22 (a)	1,445,000	1,361,913

TOTAL DIVERSIFIED MEDIA		5,215,913

Energy - 10.6%
Antero Resources Corp.:
5.125% 12/1/22	1,280,000	1,100,800
5.625% 6/1/23 (a)	865,000	759,038
Baytex Energy Corp.:
5.125% 6/1/21 (a)	675,000	536,625
5.625% 6/1/24 (a)	750,000	592,500
California Resources Corp.:
5% 1/15/20	1,150,000	739,588
6% 11/15/24	1,200,000	714,750
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	620,000	539,834
Chesapeake Energy Corp.:
4.875% 4/15/22	1,710,000	1,115,775
6.125% 2/15/21	1,000,000	696,875
6.5% 8/15/17	760,000	685,900
Citgo Holding, Inc. 10.75% 2/15/20 (a)	860,000	840,650
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,995,000	1,905,225
Consolidated Energy Finance SA 6.75% 10/15/19 (a)	5,245,000	4,956,525
DCP Midstream LLC 4.75% 9/30/21 (a)	1,410,000	1,271,319
Denbury Resources, Inc.:
5.5% 5/1/22	2,625,000	1,561,875
6.375% 8/15/21	1,285,000	809,550
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	3,020,000	2,793,500
Energy Transfer Equity LP 5.5% 6/1/27	1,405,000	1,166,150
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	3,085,000	2,277,100
7.75% 9/1/22	3,065,000	2,452,000
9.375% 5/1/20	5,500,000	4,730,000
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	530,000	447,850
6% 10/1/22	3,595,000	3,010,813
Forbes Energy Services Ltd. 9% 6/15/19	4,090,000	2,627,825
Forum Energy Technologies, Inc. 6.25% 10/1/21	3,535,000	2,969,400
Genesis Energy LP/Genesis Energy Finance Corp. 6.75% 8/1/22	2,600,000	2,440,100
Gibson Energy, Inc. 6.75% 7/15/21 (a)	1,075,000	1,033,344
Halcon Resources Corp. 8.625% 2/1/20 (a)	3,170,000	2,635,063
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,625,000	2,231,250
5.75% 10/1/25 (a)	1,355,000	1,192,400
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	2,525,000	1,420,313
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (c)	3,350,000	854,250
6.5% 5/15/19	455,000	125,125
Noble Energy, Inc.:
5.625% 5/1/21	2,165,000	2,177,990
5.875% 6/1/24	3,235,000	3,218,825
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	1,925,000	1,925,000
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	1,830,000	1,244,400
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (a)	1,380,000	1,197,150
Rice Energy, Inc.:
6.25% 5/1/22	5,925,000	5,284,389
7.25% 5/1/23 (a)	2,420,000	2,268,750
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 11/15/23 (a)	2,375,000	2,066,250
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (c)	3,320,000	3,079,300
5.625% 3/1/25 (a)	4,335,000	3,820,219
5.75% 5/15/24	3,080,000	2,741,200
SemGroup Corp. 7.5% 6/15/21	1,980,000	1,861,200
Sunoco LP / Sunoco Finance Corp.:
5.5% 8/1/20 (a)	2,020,000	1,989,700
6.375% 4/1/23 (a)	2,380,000	2,320,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.75% 3/15/24 (a)	1,985,000	1,895,675
6.875% 2/1/21	910,000	880,425
Teine Energy Ltd. 6.875% 9/30/22 (a)	3,555,000	3,035,081
TerraForm Power Operating LLC:
5.875% 2/1/23 (a)	2,055,000	1,813,538
6.125% 6/15/25 (a)	300,000	259,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	1,510,000	1,483,575
6.25% 10/15/22 (a)	2,930,000	2,856,750
Unit Corp. 6.625% 5/15/21	500,000	410,000
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	1,340,000	1,329,950
Western Refining, Inc. 6.25% 4/1/21	2,105,000	2,041,850
Whiting Petroleum Corp. 5% 3/15/19	2,425,000	2,109,750
WPX Energy, Inc. 7.5% 8/1/20	830,000	759,450

TOTAL ENERGY		107,303,729

Environmental - 0.4%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,730,000	3,869,875
Food & Drug Retail - 0.4%
SUPERVALU, Inc.:
6.75% 6/1/21	1,550,000	1,503,500
7.75% 11/15/22	830,000	830,000
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (a)	1,615,000	1,615,000

TOTAL FOOD & DRUG RETAIL		3,948,500

Food/Beverage/Tobacco - 3.6%
ESAL GmbH 6.25% 2/5/23 (a)	11,280,000	10,377,600
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	2,745,000	2,854,800
JBS Investments GmbH:
7.25% 4/3/24 (a)	3,954,000	3,800,783
7.75% 10/28/20 (a)	3,035,000	3,110,875
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	735,000	676,200
5.875% 7/15/24 (a)	815,000	764,063
7.25% 6/1/21 (a)	870,000	902,625
7.25% 6/1/21 (a)	930,000	964,875
8.25% 2/1/20 (a)	1,410,000	1,469,925
Minerva Luxembourg SA 7.75% 1/31/23 (a)	6,455,000	5,648,125
Vector Group Ltd. 7.75% 2/15/21	6,025,000	6,370,684

TOTAL FOOD/BEVERAGE/TOBACCO		36,940,555

Gaming - 2.8%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	1,255,000	982,038
Eldorado Resorts, Inc. 7% 8/1/23 (a)	1,505,000	1,478,663
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (a)	1,005,000	1,010,025
MCE Finance Ltd. 5% 2/15/21 (a)	5,665,000	4,985,200
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20	1,415,000	1,344,250
Scientific Games Corp.:
6.625% 5/15/21	7,030,000	5,061,600
7% 1/1/22 (a)	1,695,000	1,669,575
10% 12/1/22	3,760,000	3,280,600
Wynn Macau Ltd. 5.25% 10/15/21 (a)	9,445,000	8,199,441

TOTAL GAMING		28,011,392

Healthcare - 4.8%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	2,500,000	2,393,750
AVINTIV Specialty Materials, Inc. 6.875% 6/1/19	1,015,000	1,076,509
Community Health Systems, Inc. 6.875% 2/1/22	2,460,000	2,512,177
Endo Finance LLC 5.375% 1/15/23 (a)	975,000	937,219
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	1,195,000	1,180,063
HealthSouth Corp.:
5.125% 3/15/23	545,000	524,563
5.75% 11/1/24 (a)	610,000	602,375
5.75% 11/1/24	4,055,000	4,004,313
5.75% 9/15/25 (a)	3,580,000	3,472,600
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (a)	680,000	681,700
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	935,000	909,288
Kindred Escrow Corp. II:
8% 1/15/20 (a)	1,105,000	1,171,300
8.75% 1/15/23 (a)	1,105,000	1,197,544
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (a)	445,000	424,975
5.5% 4/15/25 (a)	415,000	369,869
5.625% 10/15/23 (a)	1,985,000	1,806,350
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	2,525,000	2,632,313
Tenet Healthcare Corp.:
5% 3/1/19	655,000	633,713
6% 10/1/20	290,000	305,950
6.75% 6/15/23	5,735,000	5,691,988
8.125% 4/1/22	8,565,000	9,103,739
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,550,000	2,478,281
5.875% 5/15/23 (a)	2,060,000	1,968,588
6.125% 4/15/25 (a)	2,200,000	2,095,500

TOTAL HEALTHCARE		48,174,667

Homebuilders/Real Estate - 2.6%
Calatlantic Group, Inc. 5.875% 11/15/24	580,000	594,500
CBRE Group, Inc. 5% 3/15/23	4,260,000	4,281,952
Communications Sales & Leasing, Inc. 8.25% 10/15/23	930,000	795,150
Howard Hughes Corp. 6.875% 10/1/21 (a)	2,515,000	2,554,989
Meritage Homes Corp. 6% 6/1/25	1,210,000	1,216,050
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	2,495,000	2,482,525
5.625% 3/1/24 (a)	1,815,000	1,735,594
5.875% 4/15/23 (a)	950,000	950,000
TRI Pointe Homes, Inc.:
4.375% 6/15/19	290,000	284,200
5.875% 6/15/24	2,770,000	2,714,600
William Lyon Homes, Inc.:
5.75% 4/15/19	4,580,000	4,602,900
7% 8/15/22 (a)	475,000	488,063
7% 8/15/22	3,095,000	3,180,113

TOTAL HOMEBUILDERS/REAL ESTATE		25,880,636

Insurance - 0.2%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (a)	2,595,000	2,484,713
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (a)	1,875,000	1,443,750
LTF Merger Sub, Inc. 8.5% 6/15/23 (a)	2,595,000	2,452,275
Speedway Motorsports, Inc. 5.125% 2/1/23	3,505,000	3,434,900

TOTAL LEISURE		7,330,925

Metals/Mining - 2.0%
CONSOL Energy, Inc.:
5.875% 4/15/22	5,405,000	3,634,863
8% 4/1/23 (a)	1,720,000	1,228,768
First Quantum Minerals Ltd.:
6.75% 2/15/20 (a)	4,995,000	3,346,650
7.25% 5/15/22 (a)	2,190,000	1,357,800
Lundin Mining Corp.:
7.5% 11/1/20 (a)	1,690,000	1,635,075
7.875% 11/1/22 (a)	3,625,000	3,480,000
Murray Energy Corp. 11.25% 4/15/21 (a)	4,945,000	2,596,125
New Gold, Inc. 6.25% 11/15/22 (a)	1,650,000	1,381,875
Peabody Energy Corp.:
6.25% 11/15/21	1,075,000	220,375
7.875% 11/1/26	730,000	149,650
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (a)	505,000	431,775
8.25% 1/15/21 (a)	220,000	181,500
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	815,000	770,175

TOTAL METALS/MINING		20,414,631

Paper - 0.7%
Sappi Papier Holding GmbH 6.625% 4/15/21 (a)	6,573,000	6,646,946
Publishing/Printing - 1.7%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (c)	2,770,000	3,026,225
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(c)	5,840,000	5,810,800
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	7,100,000	6,674,000
7% 2/15/22	320,000	310,400
7.875% 3/15/21	1,135,000	1,180,400

TOTAL PUBLISHING/PRINTING		17,001,825

Services - 4.0%
Abengoa Greenfield SA 6.5% 10/1/19 (a)	600,000	225,000
ADT Corp.:
3.5% 7/15/22	2,525,000	2,234,625
4.125% 4/15/19	1,085,000	1,090,425
5.25% 3/15/20	1,250,000	1,284,375
APX Group, Inc.:
6.375% 12/1/19	11,070,000	10,627,200
8.75% 12/1/20	7,641,000	6,456,645
Audatex North America, Inc.:
6% 6/15/21 (a)	3,100,000	3,106,169
6.125% 11/1/23 (a)	1,360,000	1,366,800
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	3,115,000	2,990,400
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (a)	1,215,000	1,084,388
Garda World Security Corp.:
7.25% 11/15/21 (a)	5,665,000	5,169,313
7.25% 11/15/21 (a)	205,000	187,063
IHS, Inc. 5% 11/1/22	1,350,000	1,297,688
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (a)	570,000	400,425
The GEO Group, Inc. 5.875% 1/15/22	1,915,000	1,972,450
United Rentals North America, Inc. 5.5% 7/15/25	665,000	621,775

TOTAL SERVICES		40,114,741

Steel - 0.9%
JMC Steel Group, Inc. 8.25% 3/15/18 (a)	1,820,000	1,237,600
Steel Dynamics, Inc.:
5.125% 10/1/21	2,415,000	2,288,213
5.5% 10/1/24	2,090,000	1,916,269
6.125% 8/15/19	3,320,000	3,394,700

TOTAL STEEL		8,836,782

Super Retail - 2.4%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	4,205,000	4,252,306
Family Tree Escrow LLC 5.75% 3/1/23 (a)	1,425,000	1,478,438
JC Penney Corp., Inc.:
5.65% 6/1/20	15,161,000	13,644,900
7.4% 4/1/37	3,420,000	2,633,400
8.125% 10/1/19	2,645,000	2,645,000

TOTAL SUPER RETAIL		24,654,044

Technology - 5.2%
ADT Corp.:
4.125% 6/15/23	9,665,000	8,698,500
6.25% 10/15/21	1,010,000	1,041,563
Blue Coat Systems, Inc. 8.375% 6/1/23 (a)	3,065,000	3,057,338
Brocade Communications Systems, Inc. 4.625% 1/15/23	2,630,000	2,524,800
Emdeon, Inc. 6% 2/15/21 (a)	795,000	768,169
Global Cash Access, Inc. 10% 1/15/22 (a)	2,360,000	2,194,800
Italics Merger Sub, Inc. 7.125% 7/15/23 (a)	1,730,000	1,652,150
Lucent Technologies, Inc.:
6.45% 3/15/29	14,560,000	14,414,365
6.5% 1/15/28	4,140,000	4,140,000
Micron Technology, Inc.:
5.25% 8/1/23 (a)	3,500,000	3,219,300
5.25% 1/15/24 (a)	1,375,000	1,261,563
5.5% 2/1/25	2,755,000	2,527,713
5.625% 1/15/26 (a)	1,375,000	1,237,500
5.875% 2/15/22	695,000	685,444
Nuance Communications, Inc. 5.375% 8/15/20 (a)	920,000	917,700
NXP BV/NXP Funding LLC 4.625% 6/15/22 (a)	2,215,000	2,198,388
Sensata Technologies BV 5% 10/1/25 (a)	1,450,000	1,361,188
SS&C Technologies Holdings, Inc. 5.875% 7/15/23 (a)	745,000	758,038

TOTAL TECHNOLOGY		52,658,519

Telecommunications - 13.4%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (a)	1,968,000	2,071,320
8.875% 1/1/20 (a)	965,000	1,032,550
Altice Financing SA:
6.5% 1/15/22 (a)	200,000	193,102
6.625% 2/15/23 (a)	1,690,000	1,625,569
Altice Finco SA:
7.625% 2/15/25 (a)	3,705,000	3,454,913
9.875% 12/15/20 (a)	2,530,000	2,707,100
Altice SA:
7.625% 2/15/25 (a)	1,095,000	967,022
7.75% 5/15/22 (a)	8,490,000	7,725,900
Columbus International, Inc. 7.375% 3/30/21 (a)	8,430,000	8,725,050
Digicel Group Ltd.:
6% 4/15/21 (a)	8,425,000	7,687,813
6.75% 3/1/23 (a)	1,420,000	1,278,000
7% 2/15/20 (a)	200,000	197,500
7.125% 4/1/22 (a)	3,995,000	3,445,688
8.25% 9/30/20 (a)	3,950,000	3,653,750
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	3,000,000	2,842,500
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	2,200,000	2,288,000
GCI, Inc.:
6.75% 6/1/21	1,625,000	1,653,438
6.875% 4/15/25	5,390,000	5,416,950
Intelsat Jackson Holdings SA 5.5% 8/1/23	950,000	783,750
Intelsat Luxembourg SA 7.75% 6/1/21	1,705,000	1,125,300
Level 3 Financing, Inc.:
5.125% 5/1/23 (a)	2,070,000	1,979,438
5.375% 8/15/22	1,065,000	1,035,713
5.375% 5/1/25 (a)	690,000	655,065
Millicom International Cellular SA 6% 3/15/25 (a)	4,435,000	4,002,588
Neptune Finco Corp.:
6.625% 10/15/25 (a)(d)	980,000	984,900
10.125% 1/15/23 (a)(d)	1,865,000	1,885,981
10.875% 10/15/25 (a)(d)	4,635,000	4,681,350
Numericable Group SA:
4.875% 5/15/19 (a)	1,080,000	1,044,900
6% 5/15/22 (a)	2,250,000	2,168,438
6.25% 5/15/24 (a)	6,880,000	6,622,000
Sable International Finance Ltd. 6.875% 8/1/22 (a)	2,285,000	2,302,138
Sprint Capital Corp.:
6.875% 11/15/28	18,910,000	13,567,925
8.75% 3/15/32	11,030,000	8,575,825
Sprint Communications, Inc.:
7% 3/1/20 (a)	540,000	540,000
9% 11/15/18 (a)	345,000	362,009
Sprint Corp.:
7.625% 2/15/25	3,425,000	2,652,234
7.875% 9/15/23	1,685,000	1,363,797
T-Mobile U.S.A., Inc.:
6% 3/1/23	4,960,000	4,786,400
6.375% 3/1/25	6,425,000	6,168,000
6.464% 4/28/19	1,070,000	1,088,725
6.5% 1/15/24	1,295,000	1,255,341
6.542% 4/28/20	2,430,000	2,469,488
6.625% 4/1/23	2,940,000	2,910,600
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	3,395,000	3,361,050

TOTAL TELECOMMUNICATIONS		135,339,120

Transportation Ex Air/Rail - 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	2,340,000	2,164,500
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	5,280,000	4,250,400
8.125% 2/15/19	5,995,000	4,376,350
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	450,000	405,000
OPE KAG Finance Sub, Inc. 7.875% 7/31/23 (a)	2,985,000	3,029,775

TOTAL TRANSPORTATION EX AIR/RAIL		14,226,025

Utilities - 6.5%
Calpine Corp.:
5.375% 1/15/23	2,725,000	2,541,063
5.75% 1/15/25	1,305,000	1,220,175
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	9,030,000	8,984,850
Dynegy, Inc.:
6.75% 11/1/19	7,860,000	7,879,650
7.375% 11/1/22	6,950,000	7,010,813
7.625% 11/1/24	10,280,000	10,305,700
Global Partners LP/GLP Finance Corp. 7% 6/15/23 (a)	3,605,000	3,361,663
NRG Energy, Inc.:
6.25% 7/15/22	1,085,000	987,350
6.25% 5/1/24	9,200,000	8,119,000
NSG Holdings II, LLC 7.75% 12/15/25 (a)	5,380,027	5,904,580
PPL Energy Supply LLC 6.5% 6/1/25 (a)	750,000	645,000
RJS Power Holdings LLC 5.125% 7/15/19 (a)	4,320,000	3,931,200
The AES Corp.:
4.875% 5/15/23	3,975,000	3,488,063
7.375% 7/1/21	1,045,000	1,084,188

TOTAL UTILITIES		65,463,295

TOTAL NONCONVERTIBLE BONDS
(Cost $892,727,069)		828,905,198

Commercial Mortgage Securities - 0.0%
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (Cost $56,834)(a)(c)	124,753	99,652
	Shares	Value

Common Stocks - 0.0%
Telecommunications - 0.0%
CUI Acquisition Corp. Class E,
(Cost $584,498)	0*	62,408
	Principal Amount	Value

Bank Loan Obligations - 7.3%
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (c)	1,416,666	1,397,696
Air Transportation - 0.1%
American Airlines, Inc. Tranche B, term loan 3.5% 10/10/21 (c)	1,095,000	1,089,525
Broadcasting - 0.2%
Clear Channel Communications, Inc. Tranche D, term loan 6.9436% 1/30/19 (c)	2,515,000	2,081,163
Building Materials - 0.8%
Beacon Roofing Supply, Inc. Tranche B, term loan 9/25/22 (e)	2,755,000	2,746,955
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (c)	2,647,647	2,579,258
Tranche 2LN, term loan 7.75% 4/1/22 (c)	180,000	176,063
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (c)	2,560,000	2,492,800

TOTAL BUILDING MATERIALS		7,995,076

Cable/Satellite TV - 0.4%
CSC Holdings LLC Tranche B, term loan 9/25/22 (e)	2,910,000	2,891,085
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (c)	380,475	377,781
Tranche B 2LN, term loan 4.5% 5/8/20 (c)	329,163	326,832

TOTAL CABLE/SATELLITE TV		3,595,698

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (c)	2,103,535	2,082,163
Containers - 0.4%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (c)	2,935,201	2,919,615
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (c)	1,335,222	1,323,539

TOTAL CONTAINERS		4,243,154

Diversified Financial Services - 0.3%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (c)	1,515,000	1,431,675
Tranche B 1LN, term loan 4.75% 11/15/21 (c)	129,350	123,313
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (c)	1,070,830	1,058,783

TOTAL DIVERSIFIED FINANCIAL SERVICES		2,613,771

Energy - 0.3%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)	2,200,000	1,806,750
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (c)	1,676,971	1,486,919

TOTAL ENERGY		3,293,669

Food/Beverage/Tobacco - 0.2%
JBS U.S.A. LLC Tranche B, term loan 1.5% 9/18/22 (c)	1,965,000	1,964,155
Gaming - 0.5%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)	4,094,026	3,577,155
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (c)	179,550	179,101
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (c)	284,925	281,899
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (c)	1,250,550	1,233,155

TOTAL GAMING		5,271,310

Healthcare - 0.3%
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (c)	967,575	955,180
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (c)	720,000	709,200
Tranche B 1LN, term loan 4.25% 1/28/21 (c)	1,010,456	996,138

TOTAL HEALTHCARE		2,660,518

Leisure - 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (c)	1,435,229	1,350,909
Publishing/Printing - 0.4%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (c)	3,703,719	3,660,497
Services - 1.0%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (c)	1,272,338	1,148,285
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (c)	1,434,905	1,076,178
Garda World Security Corp.:
term loan 4.0032% 11/8/20 (c)	3,052,109	2,991,067
Tranche DD, term loan 4.0032% 11/8/20 (c)	780,772	765,157
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)	4,415,932	3,621,064
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (c)	458,025	440,277

TOTAL SERVICES		10,042,028

Super Retail - 0.5%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (c)	49,500	49,270
6% 5/22/18 (c)	2,816,551	2,797,201
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (c)	2,354,100	2,347,979

TOTAL SUPER RETAIL		5,194,450

Technology - 0.8%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (c)	170,000	168,513
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (c)	3,032,400	3,015,358
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (c)	2,388,710	2,308,593
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)	2,733,527	2,779,669
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 7/31/23 (e)	100,000	99,500
Tranche B 1LN, term loan 7/31/22 (e)	105,000	104,213

TOTAL TECHNOLOGY		8,475,846

Telecommunications - 0.3%
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (c)	2,598,355	2,546,388
Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (c)	1,526,574	1,485,357
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (c)	1,746,298	1,447,244
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (c)	1,625,000	1,535,625

TOTAL UTILITIES		4,468,226

TOTAL BANK LOAN OBLIGATIONS
(Cost $77,091,416)		74,026,242

Preferred Securities - 7.4%
Banks & Thrifts - 6.1%
BAC Capital Trust XIV 4% (b)(c)	790,000	607,729
Bank of America Corp.:
6.1% (b)(c)	2,050,000	2,003,560
6.25% (b)(c)	3,170,000	3,112,827
6.5% (b)(c)	2,740,000	2,873,145
Barclays Bank PLC 7.625% 11/21/22	6,585,000	7,560,783
Barclays PLC:
6.625% (b)(c)	6,620,000	6,354,711
8.25% (b)(c)	3,205,000	3,349,781
Credit Agricole SA 6.625% (a)(b)(c)	9,210,000	8,866,523
Deutsche Bank AG 7.5% (b)(c)	3,400,000	3,346,089
Goldman Sachs Group, Inc. 5.375% (b)(c)	4,825,000	4,827,098
JPMorgan Chase & Co.:
5.3% (b)(c)	2,070,000	2,082,425
6% (b)(c)	4,475,000	4,449,585
6.75% (b)(c)	5,725,000	6,025,212
Royal Bank of Scotland Group PLC:
7.5% (b)(c)	1,355,000	1,352,312
8% (b)(c)	675,000	680,211
Societe Generale 8% (a)(b)(c)	2,350,000	2,315,783
Wells Fargo & Co. 5.875% (b)(c)	1,915,000	1,993,680

TOTAL BANKS & THRIFTS		61,801,454

Diversified Financial Services - 1.3%
American Express Co. 4.9% (b)(c)	1,350,000	1,299,853
Citigroup, Inc.:
5.875% (b)(c)	4,735,000	4,655,194
5.95% (b)(c)	1,355,000	1,347,327
6.3% (b)(c)	6,115,000	6,029,061

TOTAL DIVERSIFIED FINANCIAL SERVICES		13,331,435

TOTAL PREFERRED SECURITIES
(Cost $76,054,748)		75,132,889
	Shares	Value

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 0.18% (f)
(Cost $55,609,817)	55,609,817	55,609,817
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $1,102,124,382)		1,033,836,206
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(21,725,250)
NET ASSETS - 100%		$1,012,110,956

* Amount represents less than 1 share.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $419,326,261 or 41.4% of net assets.

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$36,885
Total	$36,885

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$62,408	$--	$--	$62,408
Corporate Bonds	828,905,198	--	828,905,198	--
Commercial Mortgage Securities	99,652	--	--	99,652
Bank Loan Obligations	74,026,242	--	74,026,242	--
Preferred Securities	75,132,889	--	75,132,889	--
Money Market Funds	55,609,817	55,609,817	--	--
Total Investments in Securities:	$1,033,836,206	$55,609,817	$978,064,329	$162,060

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.4%
Luxembourg	4.7%
Canada	4.4%
Bermuda	2.6%
Austria	2.4%
France	2.3%
United Kingdom	1.9%
Cayman Islands	1.5%
Marshall Islands	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,046,514,565)	$978,226,389
Fidelity Central Funds (cost $55,609,817)	55,609,817
Total Investments (cost $1,102,124,382)		$1,033,836,206
Receivable for investments sold		2,651,522
Receivable for fund shares sold		69,418
Interest receivable		17,329,989
Distributions receivable from Fidelity Central Funds		4,611
Total assets		1,053,891,746
Liabilities
Payable for investments purchased
Regular delivery	$34,279,515
Delayed delivery	6,810,000
Payable for fund shares redeemed	687,041
Distributions payable	253
Other payables and accrued expenses	3,981
Total liabilities		41,780,790
Net Assets		$1,012,110,956
Net Assets consist of:
Paid in capital		$1,080,399,132
Net unrealized appreciation (depreciation) on investments		(68,288,176)
Net Assets, for 10,774,365 shares outstanding		$1,012,110,956
Net Asset Value, offering price and redemption price per share ($1,012,110,956 ÷ 10,774,365 shares)		$93.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$2,399,733
Interest		52,110,949
Income from Fidelity Central Funds		36,885
Total income		54,547,567
Expenses
Custodian fees and expenses	$13,752
Independent directors' compensation	3,479
Miscellaneous	2
Total expenses before reductions	17,233
Expense reductions	(4,801)	12,432
Net investment income (loss)		54,535,135
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,460,238)
Total net realized gain (loss)		(9,460,238)
Change in net unrealized appreciation (depreciation) on investment securities		(67,423,178)
Net gain (loss)		(76,883,416)
Net increase (decrease) in net assets resulting from operations		$(22,348,281)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,535,135	$27,186,397
Net realized gain (loss)	(9,460,238)	4,071,683
Change in net unrealized appreciation (depreciation)	(67,423,178)	(2,936,030)
Net increase (decrease) in net assets resulting from operations	(22,348,281)	28,322,050
Distributions to partners from net investment income	(53,284,277)	(26,736,878)
Affiliated share transactions
Proceeds from sales of shares	639,079,160	44,382,802
Reinvestment of distributions	53,279,894	26,722,503
Cost of shares redeemed	(62,522,712)	(20,801,115)
Net increase (decrease) in net assets resulting from share transactions	629,836,342	50,304,190
Total increase (decrease) in net assets	554,203,784	51,889,362
Net Assets
Beginning of period	457,907,172	406,017,810
End of period	$1,012,110,956	$457,907,172
Other Affiliated Information Shares
Sold	6,377,229	428,474
Issued in reinvestment of distributions	533,719	256,831
Redeemed	(625,769)	(200,234)
Net increase (decrease)	6,285,179	485,071

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity High Income Central Fund 1

		September 30,
Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$102.00	$101.40	$101.43	$91.48	$96.05
Income from Investment Operations
Net investment income (loss)A	6.303	6.317	6.723	7.580	7.783
Net realized and unrealized gain (loss)	(8.196)	.503	(.282)B	9.372	(5.177)
Total from investment operations	(1.893)	6.820	6.441	16.952	2.606
Distributions to partners from net investment income	(6.167)	(6.220)	(6.471)	(7.002)	(7.176)
Net asset value, end of period	$93.94	$102.00	$101.40	$101.43	$91.48
Total ReturnC	(2.06)%	6.77%	6.46%	19.03%	2.48%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	6.31%	6.07%	6.54%	7.74%	7.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,012,111	$457,907	$406,018	$537,445	$498,050
Portfolio turnover rateG	57%	74%	87%	51%	69%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$6,441,378
Gross unrealized depreciation	(73,264,117)
Net unrealized appreciation (depreciation) on securities	$(66,822,739)
Tax Cost	$1,100,658,945

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,077,405,657 and $468,792,167, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,050.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $3,479.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,322.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity® High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® High Income Central Fund 1 as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Actual	.0014%	$1,000.00	$960.30	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Real Estate Equity Central Fund Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Real Estate Equity Central Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund on November 3, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,819	Fidelity® Real Estate Equity Central Fund
$9,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500 index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index gained 4.00%, while the small-cap Russell 2000 Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Samuel Wald:  The fund returned -1.81% from its inception on November 3, 2015, through September 30, 2015, beating the -2.97% mark of the S&P 500 but trailing the -0.84% return of the sector benchmark, the FTSE NAREIT Equity REITs Index. The fund’s relative underperformance among its holdings in real estate investment trusts (REITs) stemmed from unfavorable security selection, most notably among health care, lodging/resorts and regional malls. Within health care, detractors included overweightings in HCP and Sabra Healthcare REIT. Meanwhile, the fund’s biggest individual detractor overall was FelCor Lodging Trust, which struggled as one of its large redevelopment projects in Manhattan encountered delays. Still, I remained confident in the hotel REIT’s progress in turning around its operations. At the same time, the fund benefited from underweighting Host Hotels & Resorts, which lagged along with the hotel sector. The fund’s biggest detractor in the regional mall group was WP Glimcher. On the positive side, stock selection was beneficial in the so-called specialty category, as well as among self-storage REITs. In this latter group, self-storage operator Extra Space Storage added value. As the economy improved, many real estate property types with short lease durations – such as self-storage managers – performed well, as they were able to adjust quickly to more-favorable conditions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.6	8.5
Boston Properties, Inc.	5.1	5.3
Essex Property Trust, Inc.	4.4	4.4
SL Green Realty Corp.	3.9	3.7
UDR, Inc.	3.9	3.1
HCP, Inc.	3.7	4.5
Public Storage	3.6	2.5
Extra Space Storage, Inc.	3.6	3.3
Ventas, Inc.	3.0	2.5
Alexandria Real Estate Equities, Inc.	3.0	3.6
	43.8

Top Five REIT Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Property	17.3	15.2
REITs - Apartments	15.2	14.7
REITs - Regional Malls	12.7	12.6
REITs - Health Care	11.3	11.6
REITs - Diversified	9.6	11.5

Asset Allocation (% of fund's net assets)

As of September 30, 2015
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

As of March 31, 2015
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Real Estate Investment Trusts - 96.4%
REITs - Apartments - 15.2%
American Residential Properties, Inc.	66,300	$1,145,001
AvalonBay Communities, Inc.	40,650	7,106,433
Camden Property Trust (SBI)	5,000	369,500
Equity Residential (SBI)	42,900	3,222,648
Essex Property Trust, Inc.	49,400	11,036,948
Mid-America Apartment Communities, Inc.	67,600	5,534,412
UDR, Inc.	285,400	9,840,592
		38,255,534
REITs - Diversified - 9.6%
Cousins Properties, Inc.	353,650	3,260,653
Digital Realty Trust, Inc.	93,600	6,113,952
DuPont Fabros Technology, Inc.	3,100	80,228
Liberty Property Trust (SBI)	80,100	2,523,951
Outfront Media, Inc.	107,000	2,225,600
Store Capital Corp.	217,400	4,491,484
The GEO Group, Inc.	42,000	1,249,080
WP Carey, Inc.	74,000	4,277,940
		24,222,888
REITs - Health Care - 11.3%
Care Capital Properties, Inc.	16,725	550,754
HCP, Inc.	248,700	9,264,075
Healthcare Realty Trust, Inc.	85,600	2,127,160
Medical Properties Trust, Inc.	84,946	939,503
Sabra Health Care REIT, Inc.	158,000	3,662,440
Senior Housing Properties Trust (SBI)	155,000	2,511,000
Ventas, Inc.	135,300	7,584,918
Welltower, Inc.	25,600	1,733,632
		28,373,482
REITs - Hotels - 6.0%
Ashford Hospitality Prime, Inc.	94,000	1,318,820
FelCor Lodging Trust, Inc.	677,800	4,792,046
Host Hotels & Resorts, Inc.	74,900	1,184,169
Pebblebrook Hotel Trust	51,300	1,818,585
RLJ Lodging Trust	232,700	5,880,329
		14,993,949
REITs - Management/Investment - 2.1%
Coresite Realty Corp.	101,681	5,230,471
REITs - Manufactured Homes - 1.9%
Equity Lifestyle Properties, Inc.	6,300	368,991
Sun Communities, Inc.	65,400	4,431,504
		4,800,495
REITs - Office Property - 17.3%
Alexandria Real Estate Equities, Inc.	89,200	7,552,564
Boston Properties, Inc.	108,400	12,834,560
Mack-Cali Realty Corp.	220,060	4,154,733
Parkway Properties, Inc.	217,400	3,382,744
SL Green Realty Corp.	91,100	9,853,376
VEREIT, Inc.	732,200	5,652,584
		43,430,561
REITs - Regional Malls - 12.7%
General Growth Properties, Inc.	67,900	1,763,363
Simon Property Group, Inc.	131,500	24,159,178
Taubman Centers, Inc.	39,100	2,701,028
The Macerich Co.	43,600	3,349,352
		31,972,921
REITs - Shopping Centers - 8.2%
Cedar Shopping Centers, Inc.	344,579	2,139,836
Federal Realty Investment Trust (SBI)	50,500	6,890,725
Kite Realty Group Trust	59,600	1,419,076
Ramco-Gershenson Properties Trust (SBI)	93,000	1,395,930
Urban Edge Properties	300,050	6,478,080
WP Glimcher, Inc.	183,200	2,136,112
		20,459,759
REITs - Single Tenant - 0.4%
Agree Realty Corp.	32,600	973,110
REITs - Storage - 7.2%
Extra Space Storage, Inc.	116,600	8,996,856
Public Storage	42,900	9,078,927
		18,075,783
REITs - Warehouse/Industrial - 4.5%
DCT Industrial Trust, Inc.	222,875	7,501,973
Prologis, Inc.	44,300	1,723,270
Terreno Realty Corp.	104,700	2,056,308
		11,281,551

TOTAL REAL ESTATE INVESTMENT TRUSTS		242,070,504

Real Estate Management & Development - 1.7%
Real Estate Operating Companies - 1.7%
Forest City Enterprises, Inc. Class A (a)	215,200	4,331,976
TOTAL COMMON STOCKS
(Cost $261,005,510)		246,402,480

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.18% (b)
(Cost $4,062,906)	4,062,906	4,062,906
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $265,068,416)		250,465,386
NET OTHER ASSETS (LIABILITIES) - 0.3%		749,551
NET ASSETS - 100%		$251,214,937

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,227
Total	$5,227

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $261,005,510)	$246,402,480
Fidelity Central Funds (cost $4,062,906)	4,062,906
Total Investments (cost $265,068,416)		$250,465,386
Receivable for investments sold		2,441,154
Receivable for fund shares sold		17,488
Dividends receivable		997,462
Distributions receivable from Fidelity Central Funds		366
Total assets		253,921,856
Liabilities
Payable for investments purchased	$2,534,135
Payable for fund shares redeemed	167,312
Other payables and accrued expenses	5,472
Total liabilities		2,706,919
Net Assets		$251,214,937
Net Assets consist of:
Paid in capital		$265,817,967
Net unrealized appreciation (depreciation) on investments		(14,603,030)
Net Assets, for 2,618,872 shares outstanding		$251,214,937
Net Asset Value, offering price and redemption price per share ($251,214,937 ÷ 2,618,872 shares)		$95.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 3, 2014 (commencement of operations) to September 30, 2015
Investment Income
Dividends		$5,940,594
Interest		129
Income from Fidelity Central Funds		5,227
Total income		5,945,950
Expenses
Custodian fees and expenses	$16,167
Independent directors' compensation	812
Total expenses before reductions	16,979
Expense reductions	(852)	16,127
Net investment income (loss)		5,929,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,194,398)
Total net realized gain (loss)		(5,194,398)
Change in net unrealized appreciation (depreciation) on investment securities		(14,603,030)
Net gain (loss)		(19,797,428)
Net increase (decrease) in net assets resulting from operations		$(13,867,605)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 3, 2014 (commencement of operations) to September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,929,823
Net realized gain (loss)	(5,194,398)
Change in net unrealized appreciation (depreciation)	(14,603,030)
Net increase (decrease) in net assets resulting from operations	(13,867,605)
Distributions to partners from net investment income	(5,366,905)
Affiliated share transactions
Proceeds from sales of shares	278,546,070
Reinvestment of distributions	5,366,905
Cost of shares redeemed	(13,463,528)
Net increase (decrease) in net assets resulting from share transactions	270,449,447
Total increase (decrease) in net assets	251,214,937
Net Assets
Beginning of period	–
End of period	$251,214,937
Other Affiliated Information Shares
Sold	2,699,626
Issued in reinvestment of distributions	52,964
Redeemed	(133,718)
Net increase (decrease)	2,618,872

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Equity Central Fund

Years ended September 30,	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$100.00
Income from Investment Operations
Net investment income (loss)B	2.53
Net realized and unrealized gain (loss)	(4.24)
Total from investment operations	(1.71)
Distributions to partners from net investment income	(2.37)
Total distributions	(2.37)
Net asset value, end of period	$95.92
Total ReturnC,D	(1.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G
Expenses net of fee waivers, if any	.01%G
Expenses net of all reductions	.01%G
Net investment income (loss)	2.71%G
Supplemental Data
Net assets, end of period (000 omitted)	$251,215
Portfolio turnover rateH	62%G

 A For the period November 3, 2014 (commencement of operations) to September 30, 2015.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$6,229,185
Gross unrealized depreciation	(21,691,032)
Net unrealized appreciation (depreciation) on securities	$(15,461,847)
Tax Cost	$265,927,233

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $404,184,675 and $135,655,951, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,589 for the period.

6. Expense Reductions.

The investment adviser has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $812.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® Real Estate Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Real Estate Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 3, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Real Estate Equity Central Fund as of September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 3, 2014 (commencement of operations) to September 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 17, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Actual	.0066%	$1,000.00	$905.50	$.03
Hypothetical-C		$1,000.00	$1,025.04	$.03

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

REE-ANN-1115
1.9862249.100

Fidelity® Equity Sector Central Funds

Fidelity® Consumer Discretionary Central Fund

Fidelity® Consumer Staples Central Fund

Fidelity® Energy Central Fund

Fidelity® Financials Central Fund

Fidelity® Health Care Central Fund

Fidelity® Industrials Central Fund

Fidelity® Information Technology Central Fund

Fidelity® Materials Central Fund

Fidelity® Telecom Services Central Fund

Fidelity® Utilities Central Fund

Annual Report

September 30, 2015

Contents

Fidelity® Consumer Discretionary Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Consumer Staples Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Energy Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Financials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Health Care Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Industrials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Information Technology Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Materials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Telecom Services Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Utilities Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Consumer Discretionary Central Fund	11.01%	16.99%	11.13%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Discretionary Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$ 26,412	Fidelity® Consumer Discretionary Central Fund
$18,841	S&P 500® Index

Fidelity® Consumer Discretionary Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Lead Portfolio Manager Peter Dixon:  For the year, the fund modestly underperformed the 11.14% advance of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, but easily outpaced the S&P 500®. Consumer discretionary stocks posted a strong double-digit return for the year, as an improving job market and housing fundamentals plus low interest rates and lower energy costs helped put cash in U.S. consumers’ pockets. Versus the sector benchmark, security selection overall was a plus, but that positive was more than offset by negative allocation choices. Positioning in casinos & gaming was particularly painful, with the fund’s two largest individual detractors coming from this group: Wynn Resorts and Las Vegas Sands. Both firms gain a substantial portion of their revenue and earnings from operations in Macau, a Chinese-controlled territory. Shares of both firms were hampered by the Chinese government’s crackdown on corruption and money laundering, as well as stock market volatility in China. Looking at positives, the fund was lifted by two of its largest holdings: fashion retailer L Brands, whose flagship brands include Victoria's Secret and Bath & Body Works; and coffee giant Starbucks. Both stocks fit our investment criteria emphasizing firms with strong brands, and each outperformed.

Note to Shareholders: Katherine Shaw became co-manager on November 2, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Consumer Discretionary Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	8.2	8.5
Amazon.com, Inc.	8.1	1.1
NIKE, Inc. Class B	6.1	3.9
L Brands, Inc.	5.4	4.0
Starbucks Corp.	5.4	4.4
Hilton Worldwide Holdings, Inc.	4.5	3.0
Comcast Corp. Class A	4.2	6.3
Home Depot, Inc.	4.1	4.8
Ross Stores, Inc.	3.1	1.6
ITV PLC	2.8	2.5
	51.9

Top Industries (% of fund's net assets)

As of September 30, 2015
Media	22.1%
Hotels, Restaurants & Leisure	20.3%
Specialty Retail	18.6%
Internet & Catalog Retail	9.6%
Textiles, Apparel & Luxury Goods	7.6%
All Others*	21.8%

As of March 31, 2015
Hotels, Restaurants & Leisure	23.5%
Media	23.2%
Specialty Retail	18.5%
Textiles, Apparel & Luxury Goods	10.0%
Internet & Catalog Retail	4.6%
All Others*	20.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Consumer Discretionary Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Auto Components - 3.8%
Auto Parts & Equipment - 3.8%
Delphi Automotive PLC	450,873	$34,284,383
Tenneco, Inc. (a)	412,507	18,467,938
Visteon Corp. (a)	35,600	3,604,144
		56,356,465
Automobiles - 3.2%
Automobile Manufacturers - 1.7%
Tesla Motors, Inc. (a)(b)	101,700	25,262,280
Motorcycle Manufacturers - 1.5%
Harley-Davidson, Inc.	406,500	22,316,850

TOTAL AUTOMOBILES		47,579,130

Beverages - 3.4%
Distillers & Vintners - 2.2%
Constellation Brands, Inc. Class A (sub. vtg.)	261,700	32,767,457
Soft Drinks - 1.2%
Monster Beverage Corp. (a)	135,044	18,249,846

TOTAL BEVERAGES		51,017,303

Food Products - 0.3%
Packaged Foods & Meats - 0.3%
Associated British Foods PLC	81,959	4,141,048
Hotels, Restaurants & Leisure - 20.3%
Casinos & Gaming - 3.4%
Las Vegas Sands Corp.	1,013,300	38,475,001
Wynn Resorts Ltd. (b)	235,400	12,504,448
		50,979,449
Hotels, Resorts & Cruise Lines - 5.6%
Accor SA	31,300	1,460,540
Hilton Worldwide Holdings, Inc.	2,950,640	67,687,682
Wyndham Worldwide Corp.	203,611	14,639,631
		83,787,853
Leisure Facilities - 1.4%
Vail Resorts, Inc.	202,353	21,182,312
Restaurants - 9.9%
Dave & Buster's Entertainment, Inc.	265,993	10,062,515
Domino's Pizza, Inc.	101,200	10,920,492
Fiesta Restaurant Group, Inc. (a)	316,169	14,344,588
Jubilant Foodworks Ltd.	235,680	5,776,142
Ruth's Hospitality Group, Inc.	1,530,400	24,853,696
Starbucks Corp.	1,414,090	80,376,876
		146,334,309

TOTAL HOTELS, RESTAURANTS & LEISURE		302,283,923

Household Durables - 3.0%
Homebuilding - 3.0%
D.R. Horton, Inc.	498,700	14,641,832
Lennar Corp. Class A	222,500	10,708,925
PulteGroup, Inc.	979,400	18,481,278
		43,832,035
Household Appliances - 0.0%
Techtronic Industries Co. Ltd.	3,000	11,184

TOTAL HOUSEHOLD DURABLES		43,843,219

Internet & Catalog Retail - 9.6%
Internet Retail - 9.6%
Amazon.com, Inc. (a)	236,405	121,013,355
Ocado Group PLC (a)(b)	4,614,751	22,339,087
		143,352,442
Internet Software & Services - 1.3%
Internet Software & Services - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (b)	206,800	12,194,996
HomeAway, Inc. (a)	255,000	6,767,700
		18,962,696
Media - 22.1%
Advertising - 0.3%
MDC Partners, Inc. Class A (sub. vtg.)	287,422	5,297,189
Broadcasting - 2.8%
ITV PLC	11,077,400	41,223,049
Cable & Satellite - 8.5%
Charter Communications, Inc. Class A (a)(b)	173,900	30,580,315
Comcast Corp. Class A	1,100,200	62,579,376
Naspers Ltd. Class N	188,100	23,490,071
Starz Series A (a)	246,023	9,186,499
		125,836,261
Movies & Entertainment - 10.5%
Lions Gate Entertainment Corp.	313,219	11,526,459
The Walt Disney Co.	1,196,205	122,252,151
Time Warner, Inc.	326,900	22,474,375
		156,252,985

TOTAL MEDIA		328,609,484

Multiline Retail - 2.5%
Department Stores - 1.9%
Macy's, Inc.	537,700	27,594,764
General Merchandise Stores - 0.6%
B&M European Value Retail S.A.	1,877,125	9,240,126

TOTAL MULTILINE RETAIL		36,834,890

Software - 0.6%
Application Software - 0.6%
Mobileye NV (a)(b)	209,200	9,514,416
Specialty Retail - 18.6%
Apparel Retail - 9.1%
L Brands, Inc.	892,700	80,459,051
Ross Stores, Inc.	931,114	45,131,096
TJX Companies, Inc.	107,910	7,706,932
Zumiez, Inc. (a)	125,984	1,969,130
		135,266,209
Automotive Retail - 4.1%
AutoZone, Inc. (a)	46,800	33,875,244
O'Reilly Automotive, Inc. (a)	109,960	27,490,000
		61,365,244
Home Improvement Retail - 4.1%
Home Depot, Inc.	528,500	61,036,465
Specialty Stores - 1.3%
Staples, Inc.	1,661,000	19,483,530

TOTAL SPECIALTY RETAIL		277,151,448

Textiles, Apparel & Luxury Goods - 7.6%
Apparel, Accessories & Luxury Goods - 1.5%
G-III Apparel Group Ltd. (a)	374,074	23,065,403
Footwear - 6.1%
NIKE, Inc. Class B	734,093	90,271,416

TOTAL TEXTILES, APPAREL & LUXURY GOODS		113,336,819

TOTAL COMMON STOCKS
(Cost $1,258,745,534)		1,432,983,283

Money Market Funds - 9.2%
Fidelity Cash Central Fund, 0.18% (c)	52,201,067	52,201,067
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	84,478,229	84,478,229
TOTAL MONEY MARKET FUNDS
(Cost $136,679,296)		136,679,296
TOTAL INVESTMENT PORTFOLIO - 105.5%
(Cost $1,395,424,830)		1,569,662,579
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(81,761,726)
NET ASSETS - 100%		$1,487,900,853

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,566
Fidelity Securities Lending Cash Central Fund	150,995
Total	$173,561

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,432,983,283	$1,427,195,957	$5,787,326	$--
Money Market Funds	136,679,296	136,679,296	--	--
Total Investments in Securities:	$1,569,662,579	$1,563,875,253	$5,787,326	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.9%
United Kingdom	5.2%
Bailiwick of Jersey	2.3%
South Africa	1.6%
Canada	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $84,581,226) — See accompanying schedule: Unaffiliated issuers (cost $1,258,745,534)	$1,432,983,283
Fidelity Central Funds (cost $136,679,296)	136,679,296
Total Investments (cost $1,395,424,830)		$1,569,662,579
Cash		228,799
Receivable for investments sold		2,149,892
Receivable for fund shares sold		6,097,320
Dividends receivable		836,063
Distributions receivable from Fidelity Central Funds		47,338
Total assets		1,579,021,991
Liabilities
Payable for investments purchased	$6,084,342
Payable for fund shares redeemed	537,423
Other payables and accrued expenses	21,144
Collateral on securities loaned, at value	84,478,229
Total liabilities		91,121,138
Net Assets		$1,487,900,853
Net Assets consist of:
Paid in capital		$1,313,671,436
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,229,417
Net Assets, for 6,355,889 shares outstanding		$1,487,900,853
Net Asset Value, offering price and redemption price per share ($1,487,900,853 ÷ 6,355,889 shares)		$234.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$21,739,784
Income from Fidelity Central Funds		173,561
Total income		21,913,345
Expenses
Custodian fees and expenses	$54,732
Independent directors' compensation	6,519
Interest	1,096
Miscellaneous	8
Total expenses before reductions	62,355
Expense reductions	(6,593)	55,762
Net investment income (loss)		21,857,583
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $221,887)	112,082,586
Foreign currency transactions	(137,254)
Total net realized gain (loss)		111,945,332
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,327)	26,330,582
Assets and liabilities in foreign currencies	(4,808)
Total change in net unrealized appreciation (depreciation)		26,325,774
Net gain (loss)		138,271,106
Net increase (decrease) in net assets resulting from operations		$160,128,689

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,857,583	$14,635,041
Net realized gain (loss)	111,945,332	237,009,233
Change in net unrealized appreciation (depreciation)	26,325,774	(127,270,733)
Net increase (decrease) in net assets resulting from operations	160,128,689	124,373,541
Distributions to partners from net investment income	(21,134,866)	(14,218,615)
Affiliated share transactions
Proceeds from sales of shares	151,460,938	209,578,271
Reinvestment of distributions	21,134,379	14,218,289
Cost of shares redeemed	(255,589,110)	(242,736,535)
Net increase (decrease) in net assets resulting from share transactions	(82,993,793)	(18,939,975)
Total increase (decrease) in net assets	56,000,030	91,214,951
Net Assets
Beginning of period	1,431,900,823	1,340,685,872
End of period	$1,487,900,853	$1,431,900,823
Other Affiliated Information Shares
Sold	631,977	995,774
Issued in reinvestment of distributions	87,627	67,077
Redeemed	(1,062,518)	(1,195,338)
Net increase (decrease)	(342,914)	(132,487)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Consumer Discretionary Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$213.75	$196.26	$150.90	$114.27	$113.46
Income from Investment Operations
Net investment income (loss)A	3.36	2.23	2.00	1.84	1.65
Net realized and unrealized gain (loss)	20.24	17.43	45.30	36.60	.74
Total from investment operations	23.60	19.66	47.30	38.44	2.39
Distributions to partners from net investment income	(3.25)	(2.17)	(1.94)	(1.81)	(1.58)
Net asset value, end of period	$234.10	$213.75	$196.26	$150.90	$114.27
Total ReturnB	11.01%	10.03%	31.56%	33.79%	1.96%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.01%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.01%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.01%
Net investment income (loss)	1.41%	1.06%	1.17%	1.32%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$1,487,901	$1,431,901	$1,340,686	$914,137	$606,311
Portfolio turnover rateF	68%	169%G	122%G	191%	179%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Consumer Staples Central Fund	1.07%	12.99%	10.72%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Staples Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,527	Fidelity® Consumer Staples Central Fund
$18,841	S&P 500® Index

Fidelity® Consumer Staples Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Robert Lee:  For the year, the fund significantly underperformed the 7.42% advance of the MSCI U.S. IMI Consumer Staples 25/50 Index, but outpaced the S&P 500®. Against a backdrop of increasing macroeconomic concerns and market volatility, the sector outpaced the broad market, as investors were attracted to the relative economic resiliency of consumer staples businesses and thought earnings for these firms might be less negatively influenced by macro fears than other market sectors. Versus the sector benchmark, picks within the packaged foods & meats industry were the primary cause of the fund’s underperformance. From this group, the fund’s long-held position in single-serve coffee giant Keurig Green Mountain was by far the largest individual detractor. Keurig suffered from manufacturing and design problems with its latest Keurig 2.0 brewing machine. This issue caused the company to reduce its earnings forecasts incrementally and materially throughout the period, which weighed on its stock price. Conversely, food retail was a sweet spot for the fund, especially grocery chain Kroger, the fund’s biggest individual contributor. Kroger shares outperformed, as the firm reported consecutive quarters of better-than-expected sales and earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Consumer Staples Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	11.2	10.7
Procter & Gamble Co.	10.5	9.7
CVS Health Corp.	10.0	9.2
PepsiCo, Inc.	8.8	4.9
Kroger Co.	5.7	5.9
Mead Johnson Nutrition Co. Class A	4.3	4.6
Altria Group, Inc.	4.0	2.0
Colgate-Palmolive Co.	3.8	3.1
Reynolds American, Inc.	3.7	5.0
Wal-Mart Stores, Inc.	3.6	7.1
	65.6

Top Industries (% of fund's net assets)

As of September 30, 2015
Food & Staples Retailing	22.5%
Beverages	21.9%
Tobacco	21.6%
Household Products	14.4%
Food Products	12.8%
All Others*	6.8%

As of March 31, 2015
Food & Staples Retailing	25.4%
Tobacco	19.5%
Beverages	19.1%
Food Products	16.8%
Household Products	13.0%
All Others*	6.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Consumer Staples Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Beverages - 21.8%
Brewers - 2.3%
Anheuser-Busch InBev SA NV	138,453	$14,725,245
SABMiller PLC	185,516	10,487,492
		25,212,737
Distillers & Vintners - 2.1%
Diageo PLC sponsored ADR	114,809	12,375,262
Kweichow Moutai Co. Ltd.	52,250	1,569,437
Remy Cointreau SA	140,217	9,192,326
		23,137,025
Soft Drinks - 17.4%
Coca-Cola Bottling Co. Consolidated	44,429	8,591,680
Coca-Cola Central Japan Co. Ltd.	141,000	2,278,048
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	23,040	1,598,515
Coca-Cola Icecek Sanayi A/S	395,735	4,525,900
Embotelladora Andina SA ADR	189,462	3,190,540
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	30,813	2,750,060
Monster Beverage Corp. (a)	264,796	35,784,531
PepsiCo, Inc.	1,022,183	96,391,857
The Coca-Cola Co.	884,787	35,497,654
		190,608,785

TOTAL BEVERAGES		238,958,547

Chemicals - 0.1%
Specialty Chemicals - 0.1%
Senomyx, Inc. (a)(b)	176,753	788,318
Food & Staples Retailing - 22.5%
Drug Retail - 10.1%
CVS Health Corp.	1,135,391	109,542,524
Drogasil SA	153,800	1,516,857
		111,059,381
Food Distributors - 1.1%
Chefs' Warehouse Holdings (a)(b)	236,373	3,347,042
United Natural Foods, Inc. (a)	185,705	9,008,550
		12,355,592
Food Retail - 7.7%
China Resources Enterprise Ltd.	524,000	974,945
Fresh Market, Inc. (a)(b)	319,200	7,210,728
Kroger Co.	1,726,650	62,280,266
Sprouts Farmers Market LLC (a)(b)	637,787	13,457,306
		83,923,245
Hypermarkets & Super Centers - 3.6%
Wal-Mart Stores, Inc.	606,862	39,348,932

TOTAL FOOD & STAPLES RETAILING		246,687,150

Food Products - 12.8%
Agricultural Products - 2.0%
Bunge Ltd.	274,399	20,113,447
SLC Agricola SA	507,700	2,292,302
		22,405,749
Packaged Foods & Meats - 10.8%
Amplify Snack Brands, Inc. (a)(b)	379,900	4,068,729
Blue Buffalo Pet Products, Inc. (a)(b)	267,900	4,798,089
Inner Mongoli Yili Industries Co. Ltd.	638,887	1,551,712
Keurig Green Mountain, Inc. (b)	654,568	34,129,176
Lindt & Spruengli AG	36	2,553,725
Mead Johnson Nutrition Co. Class A	675,510	47,555,904
Nestle SA	155,155	11,668,539
The Hain Celestial Group, Inc. (a)	184,160	9,502,656
Ulker Biskuvi Sanayi A/S	399,475	2,528,615
		118,357,145

TOTAL FOOD PRODUCTS		140,762,894

Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Diplomat Pharmacy, Inc.	93,600	2,689,128
Hotels, Restaurants & Leisure - 1.5%
Restaurants - 1.5%
ARAMARK Holdings Corp.	562,779	16,680,770
Household Durables - 0.3%
Household Appliances - 0.2%
SodaStream International Ltd. (a)(b)	156,365	2,151,582
Housewares & Specialties - 0.1%
Tupperware Brands Corp.	29,900	1,479,751

TOTAL HOUSEHOLD DURABLES		3,631,333

Household Products - 14.4%
Household Products - 14.4%
Colgate-Palmolive Co.	659,905	41,877,571
Procter & Gamble Co.	1,606,648	115,582,257
Svenska Cellulosa AB (SCA) (B Shares)	20,000	558,665
		158,018,493
Personal Products - 2.3%
Personal Products - 2.3%
Avon Products, Inc. (b)	681,500	2,214,875
Coty, Inc. Class A	93,000	2,516,580
Herbalife Ltd. (a)	168,376	9,176,492
L'Oreal SA	28,700	4,972,357
Nu Skin Enterprises, Inc. Class A	100,976	4,168,289
Unilever NV (NY Reg.)	67,274	2,704,415
		25,753,008
Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Perrigo Co. PLC	17,500	2,752,225
Tobacco - 21.6%
Tobacco - 21.6%
Altria Group, Inc.	808,923	44,005,411
British American Tobacco PLC sponsored ADR	1,120,981	123,397,588
ITC Ltd.	796,757	4,001,240
Philip Morris International, Inc.	277,847	22,041,603
Reynolds American, Inc.	907,744	40,185,827
Souza Cruz SA	499,800	3,378,645
		237,010,314
TOTAL COMMON STOCKS
(Cost $840,079,569)		1,073,732,180

Nonconvertible Preferred Stocks - 0.1%
Beverages - 0.1%
Brewers - 0.1%
Ambev SA sponsored ADR
(Cost $310,594)	182,775	895,598

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.18% (c)	17,431,723	17,431,723
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	49,757,100	49,757,100
TOTAL MONEY MARKET FUNDS
(Cost $67,188,823)		67,188,823
TOTAL INVESTMENT PORTFOLIO - 104.0%
(Cost $907,578,986)		1,141,816,601
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(44,045,022)
NET ASSETS - 100%		$1,097,771,579

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,556
Fidelity Securities Lending Cash Central Fund	116,881
Total	$145,437

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,073,732,180	$1,036,963,014	$36,769,166	$--
Nonconvertible Preferred Stocks	895,598	895,598	--	--
Money Market Funds	67,188,823	67,188,823	--	--
Total Investments in Securities:	$1,141,816,601	$1,105,047,435	$36,769,166	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.3%
United Kingdom	13.3%
Bermuda	1.8%
Belgium	1.3%
Switzerland	1.3%
France	1.3%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $47,447,699) — See accompanying schedule: Unaffiliated issuers (cost $840,390,163)	$1,074,627,778
Fidelity Central Funds (cost $67,188,823)	67,188,823
Total Investments (cost $907,578,986)		$1,141,816,601
Receivable for investments sold		10,224,261
Receivable for fund shares sold		50,759
Dividends receivable		5,402,896
Distributions receivable from Fidelity Central Funds		9,532
Total assets		1,157,504,049
Liabilities
Payable for investments purchased	$9,494,623
Payable for fund shares redeemed	465,890
Other payables and accrued expenses	14,857
Collateral on securities loaned, at value	49,757,100
Total liabilities		59,732,470
Net Assets		$1,097,771,579
Net Assets consist of:
Paid in capital		$863,554,241
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,217,338
Net Assets, for 5,424,961 shares outstanding		$1,097,771,579
Net Asset Value, offering price and redemption price per share ($1,097,771,579 ÷ 5,424,961 shares)		$202.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$28,484,933
Income from Fidelity Central Funds		145,437
Total income		28,630,370
Expenses
Custodian fees and expenses	$49,087
Independent directors' compensation	4,921
Interest	548
Miscellaneous	6
Total expenses before reductions	54,562
Expense reductions	(4,937)	49,625
Net investment income (loss)		28,580,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,712,208
Foreign currency transactions	(45,580)
Total net realized gain (loss)		117,666,628
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $14,025)	(128,230,555)
Assets and liabilities in foreign currencies	8,514
Total change in net unrealized appreciation (depreciation)		(128,222,041)
Net gain (loss)		(10,555,413)
Net increase (decrease) in net assets resulting from operations		$18,025,332

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,580,745	$28,455,313
Net realized gain (loss)	117,666,628	54,679,919
Change in net unrealized appreciation (depreciation)	(128,222,041)	76,568,766
Net increase (decrease) in net assets resulting from operations	18,025,332	159,703,998
Distributions to partners from net investment income	(27,923,149)	(28,413,955)
Affiliated share transactions
Proceeds from sales of shares	103,315,545	150,330,392
Reinvestment of distributions	27,922,586	28,413,398
Cost of shares redeemed	(190,429,741)	(159,706,946)
Net increase (decrease) in net assets resulting from share transactions	(59,191,610)	19,036,844
Total increase (decrease) in net assets	(69,089,427)	150,326,887
Net Assets
Beginning of period	1,166,861,006	1,016,534,119
End of period	$1,097,771,579	$1,166,861,006
Other Affiliated Information Shares
Sold	483,354	777,954
Issued in reinvestment of distributions	129,190	144,838
Redeemed	(876,434)	(839,849)
Net increase (decrease)	(263,890)	82,943

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Consumer Staples Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$205.11	$181.33	$161.05	$131.58	$125.53
Income from Investment Operations
Net investment income (loss)A	5.31	5.20	4.77	4.33	3.86
Net realized and unrealized gain (loss)	(2.84)	23.75	20.13	29.39	6.04
Total from investment operations	2.47	28.95	24.90	33.72	9.90
Distributions to partners from net investment income	(5.22)	(5.17)	(4.62)	(4.25)	(3.85)
Net asset value, end of period	$202.36	$205.11	$181.33	$161.05	$131.58
Total ReturnB	1.07%	16.13%	15.58%	25.90%	7.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	.01%	.01%	- %E	.01%
Expenses net of all reductions	- %E	.01%	.01%	- %E	.01%
Net investment income (loss)	2.45%	2.67%	2.72%	2.91%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$1,097,772	$1,166,861	$1,016,534	$880,205	$647,542
Portfolio turnover rateF	65%	36%G	34%G	27%	51%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Energy Central Fund	(31.92)%	2.49%	1.77%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Energy Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,757	Fidelity® Energy Central Fund
$18,841	S&P 500® Index

Fidelity® Energy Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager John Dowd:  For the year, the fund posted a low-double-digit decline, slightly outperforming the -32.46% return of its sector benchmark, the MSCI U.S. IMI Energy 25/50 Index, yet significantly lagged the modest decline of the broader market S&P 500® index. Energy stocks suffered a huge sell-off the past year, as oil prices collapsed to six-year lows, challenging profits across the sector. Versus the MSCI benchmark, the fund was helped most by good stock picking in oil & gas exploration & production (E&P) – which accounted for about 40% of fund assets, on average. However, the sizable overweighting in this weak-performing segment curbed overall results. Conversely, the fund was hurt by a large underweighting in the index-dominant integrated oil & gas subindustry. Although still pressured, the group outperformed the benchmark, as names here are seen by some investors as a safe haven in the energy space. Top individual contributors were E&Ps Newfield Exploration and Cimarex Energy, along with refiner Tesoro. On the downside, a lighter-than-benchmark stake in Exxon Mobil was by far the fund's largest detractor, as it outperformed the index. Because of its sheer size in the index, Exxon was the fund's largest holding for the period. A stake in E&P Noble Energy and Canada-based natural gas producer Encana also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Energy Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	14.2	11.7
Schlumberger Ltd.	8.2	8.0
EOG Resources, Inc.	6.4	6.5
Valero Energy Corp.	5.1	2.8
Newfield Exploration Co.	4.6	2.5
Cimarex Energy Co.	4.3	4.1
Anadarko Petroleum Corp.	4.0	4.8
Chevron Corp.	3.6	5.6
Pioneer Natural Resources Co.	3.4	3.1
Noble Energy, Inc.	2.7	3.4
	56.5

Top Industries (% of fund's net assets)

As of September 30, 2015
Oil, Gas & Consumable Fuels	80.7%
Energy Equipment & Services	17.2%
Independent Power and Renewable Electricity Producers	1.0%
Chemicals	0.7%
All Others*	0.4%

As of March 31, 2015
Oil, Gas & Consumable Fuels	80.3%
Energy Equipment & Services	17.6%
Independent Power and Renewable Electricity Producers	0.9%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Energy Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Chemicals - 0.7%
Commodity Chemicals - 0.7%
LyondellBasell Industries NV Class A	71,400	$5,951,904
Energy Equipment & Services - 17.2%
Oil & Gas Drilling - 0.5%
Helmerich & Payne, Inc.	35,300	1,668,278
Ocean Rig UDW, Inc. (United States) (a)	144,565	307,923
Odfjell Drilling A/S (a)(b)	740,922	496,083
Xtreme Drilling & Coil Services Corp. (b)	1,083,100	1,347,281
		3,819,565
Oil & Gas Equipment & Services - 16.7%
Baker Hughes, Inc.	390,000	20,295,600
Cameron International Corp. (b)	269,800	16,544,136
Dril-Quip, Inc. (b)	155,900	9,076,498
FMC Technologies, Inc. (b)	76,531	2,372,461
Frank's International NV	470,842	7,218,008
Oceaneering International, Inc.	254,351	9,990,907
Schlumberger Ltd.	951,057	65,594,401
Total Energy Services, Inc.	45,200	494,846
Weatherford International Ltd. (b)	333,500	2,828,080
		134,414,937

TOTAL ENERGY EQUIPMENT & SERVICES		138,234,502

Independent Power and Renewable Electricity Producers - 1.0%
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (b)	140,182	2,897,562
NRG Yield, Inc. Class C (a)	96,400	1,119,204
		4,016,766
Renewable Electricity - 0.5%
NextEra Energy Partners LP	184,700	4,026,460

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		8,043,226

Oil, Gas & Consumable Fuels - 80.7%
Integrated Oil & Gas - 18.7%
Chevron Corp.	371,403	29,296,269
Exxon Mobil Corp.	1,540,760	114,555,506
Occidental Petroleum Corp.	93,400	6,178,410
Suncor Energy, Inc.	26,500	708,719
		150,738,904
Oil & Gas Exploration & Production - 46.3%
Anadarko Petroleum Corp.	527,472	31,854,034
Apache Corp.	133,600	5,231,776
Bankers Petroleum Ltd. (b)	629,800	821,170
Cabot Oil & Gas Corp.	65,000	1,420,900
Canadian Natural Resources Ltd.	95,600	1,861,854
Carrizo Oil & Gas, Inc. (b)	60,000	1,832,400
Cimarex Energy Co.	335,321	34,363,696
Concho Resources, Inc. (b)	169,700	16,681,510
ConocoPhillips Co.	16,386	785,873
Continental Resources, Inc. (b)	140,654	4,074,746
Diamondback Energy, Inc.	324,400	20,956,240
Encana Corp.	1,264,000	8,136,201
Energen Corp.	200,049	9,974,443
EOG Resources, Inc.	711,308	51,783,222
EQT Corp.	118,700	7,688,199
Evolution Petroleum Corp.	54,332	301,543
Gulfport Energy Corp. (b)	263,100	7,808,808
Hess Corp.	168,700	8,445,122
Memorial Resource Development Corp. (b)	925,900	16,277,322
Newfield Exploration Co. (b)	1,117,200	36,755,880
Noble Energy, Inc.	708,994	21,397,439
Northern Oil & Gas, Inc. (a)(b)	282,346	1,247,969
Parsley Energy, Inc. Class A (b)	403,000	6,073,210
PDC Energy, Inc. (b)	350,427	18,576,135
Peyto Exploration & Development Corp. (a)	41,400	860,884
Pioneer Natural Resources Co.	224,061	27,254,780
QEP Resources, Inc.	108,300	1,356,999
Rice Energy, Inc. (b)	381,100	6,158,576
RSP Permian, Inc. (b)	178,200	3,608,550
SM Energy Co.	295,700	9,474,228
Synergy Resources Corp. (b)	894,941	8,770,422
TAG Oil Ltd. (b)	553,042	348,112
		372,182,243
Oil & Gas Refining & Marketing - 7.4%
Alon U.S.A. Energy, Inc.	70,000	1,264,900
CVR Refining, LP	30,472	582,625
Keyera Corp.	116,500	3,208,224
Tesoro Corp.	113,700	11,056,188
Valero Energy Corp.	681,505	40,958,451
World Fuel Services Corp.	57,025	2,041,495
		59,111,883
Oil & Gas Storage & Transport - 8.3%
Buckeye Partners LP	24,900	1,475,823
Cheniere Energy Partners LP Holdings LLC	191,200	3,634,712
Cheniere Energy, Inc. (b)	138,600	6,694,380
Columbia Pipeline Group, Inc.	31,500	576,135
Enterprise Products Partners LP	117,500	2,925,750
EQT Midstream Partners LP	36,900	2,447,577
Golar LNG Ltd.	222,300	6,197,724
Kinder Morgan, Inc.	705,100	19,517,168
Magellan Midstream Partners LP	57,991	3,485,839
MPLX LP	31,783	1,214,428
Phillips 66 Partners LP	56,423	2,779,961
Rice Midstream Partners LP	136,400	1,816,848
Tallgrass Energy Partners LP	18,300	719,007
The Williams Companies, Inc.	355,300	13,092,805
		66,578,157

TOTAL OIL, GAS & CONSUMABLE FUELS		648,611,187

TOTAL COMMON STOCKS
(Cost $924,804,076)		800,840,819

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 0.18% (c)	2,481,854	2,481,854
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	2,218,461	2,218,461
TOTAL MONEY MARKET FUNDS
(Cost $4,700,315)		4,700,315
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $929,504,391)		805,541,134
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,736,665)
NET ASSETS - 100%		$803,804,469

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,722
Fidelity Securities Lending Cash Central Fund	104,854
Total	$130,576

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.8%
Curacao	8.2%
Canada	2.2%
Netherlands	1.6%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $2,180,880) — See accompanying schedule: Unaffiliated issuers (cost $924,804,076)	$800,840,819
Fidelity Central Funds (cost $4,700,315)	4,700,315
Total Investments (cost $929,504,391)		$805,541,134
Receivable for investments sold		946,915
Receivable for fund shares sold		1,727,276
Dividends receivable		666,013
Distributions receivable from Fidelity Central Funds		7,322
Total assets		808,888,660
Liabilities
Payable for investments purchased	$2,587,464
Payable for fund shares redeemed	269,878
Other payables and accrued expenses	8,388
Collateral on securities loaned, at value	2,218,461
Total liabilities		5,084,191
Net Assets		$803,804,469
Net Assets consist of:
Paid in capital		$927,769,055
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(123,964,586)
Net Assets, for 7,766,717 shares outstanding		$803,804,469
Net Asset Value, offering price and redemption price per share ($803,804,469 ÷ 7,766,717 shares)		$103.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$17,569,695
Income from Fidelity Central Funds		130,576
Total income		17,700,271
Expenses
Custodian fees and expenses	$22,686
Independent directors' compensation	4,223
Interest	591
Miscellaneous	6
Total expenses before reductions	27,506
Expense reductions	(4,223)	23,283
Net investment income (loss)		17,676,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(113,863,306)
Foreign currency transactions	68,514
Total net realized gain (loss)		(113,794,792)
Change in net unrealized appreciation (depreciation) on: Investment securities	(267,640,504)
Assets and liabilities in foreign currencies	303
Total change in net unrealized appreciation (depreciation)		(267,640,201)
Net gain (loss)		(381,434,993)
Net increase (decrease) in net assets resulting from operations		$(363,758,005)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,676,988	$16,162,653
Net realized gain (loss)	(113,794,792)	112,974,312
Change in net unrealized appreciation (depreciation)	(267,640,201)	(47,752,312)
Net increase (decrease) in net assets resulting from operations	(363,758,005)	81,384,653
Distributions to partners from net investment income	(17,474,352)	(15,990,013)
Affiliated share transactions
Proceeds from sales of shares	148,003,200	180,934,480
Reinvestment of distributions	17,474,043	15,989,696
Cost of shares redeemed	(87,247,087)	(210,906,050)
Net increase (decrease) in net assets resulting from share transactions	78,230,156	(13,981,874)
Total increase (decrease) in net assets	(303,002,201)	51,412,766
Net Assets
Beginning of period	1,106,806,670	1,055,393,904
End of period	$803,804,469	$1,106,806,670
Other Affiliated Information Shares
Sold	1,179,657	1,154,065
Issued in reinvestment of distributions	137,214	101,863
Redeemed	(700,943)	(1,389,213)
Net increase (decrease)	615,928	(133,285)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Energy Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$154.78	$144.89	$123.82	$100.57	$99.35
Income from Investment Operations
Net investment income (loss)A	2.32	2.37	2.25	2.15	1.93
Net realized and unrealized gain (loss)	(51.31)	9.87	20.98	23.15	1.20
Total from investment operations	(48.99)	12.24	23.23	25.30	3.13
Distributions to partners from net investment income	(2.30)	(2.35)	(2.16)	(2.05)	(1.91)
Net asset value, end of period	$103.49	$154.78	$144.89	$123.82	$100.57
Total ReturnB	(31.92)%	8.44%	18.97%	25.27%	2.76%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	- %E
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	- %E
Expenses net of all reductions	- %E	- %E	- %E	- %E	- %E
Net investment income (loss)	1.80%	1.52%	1.72%	1.81%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$803,804	$1,106,807	$1,055,394	$906,219	$662,061
Portfolio turnover rateF	70%	109%G	93%G	98%	102%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Financials Central Fund	(2.18)%	9.44%	(0.40)%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Financials Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,639	Fidelity® Financials Central Fund
$18,841	S&P 500® Index

Fidelity® Financials Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund lagged the 1.83% advance of the benchmark MSCI U.S. IMI Financials 25/50 Index, as well as the broad-based S&P 500®. Versus the MSCI index, security selection in the thrifts & mortgage finance segment hurt the most, followed by positioning in regional banks and retail real estate investment trusts (REITs). Individual detractors included subprime mortgage servicer Ocwen Financial. Its stock plunged as regulators investigated the company’s fast growth, reaching a settlement that included years of government oversight and the CEO/founder’s resignation. Ocwen was not held at period end. Shares of mortgage REIT and sister company Altisource Residential fell due to association with Ocwen and prospects of rising interest rates. Elsewhere, our investment in asset manager Invesco was hurt by currency headwinds and market weakness. By contrast, an out-of-index stake in data processing & outsourced services aided relative performance. Standouts included credit card processor Visa, which gained as more people worldwide paid with plastic and U.S. consumer spending improved. Stock picks in consumer finance also helped. Here, the fund benefited from having minimal exposure to credit card firm and index component American Express, as decelerating volume growth and the strong U.S. dollar hindered its return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Financials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.5	5.0
Bank of America Corp.	5.5	4.9
Citigroup, Inc.	5.4	5.1
Berkshire Hathaway, Inc. Class B	4.8	4.6
U.S. Bancorp	4.0	4.1
Wells Fargo & Co.	3.7	3.2
Capital One Financial Corp.	3.5	3.9
American Tower Corp.	3.2	3.3
ACE Ltd.	2.8	1.9
IntercontinentalExchange, Inc.	2.5	2.3
	40.9

Top Industries (% of fund's net assets)

As of September 30, 2015
Banks	30.5%
Real Estate Investment Trusts	14.7%
Insurance	12.6%
Capital Markets	11.3%
Diversified Financial Services	8.5%
All Others*	22.4%

As of March 31, 2015
Banks	28.8%
Real Estate Investment Trusts	12.9%
Capital Markets	12.2%
Insurance	11.9%
Diversified Financial Services	9.5%
All Others*	24.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Financials Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Banks - 30.5%
Diversified Banks - 24.8%
Bank of America Corp.	8,100,000	$126,198,000
Citigroup, Inc.	2,500,000	124,025,000
Comerica, Inc.	375,000	15,412,500
JPMorgan Chase & Co.	2,100,000	128,036,999
U.S. Bancorp	2,250,000	92,272,500
Wells Fargo & Co.	1,650,000	84,727,500
		570,672,499
Regional Banks - 5.7%
CoBiz, Inc.	775,000	10,082,750
Fifth Third Bancorp	1,350,000	25,528,500
Huntington Bancshares, Inc.	1,600,000	16,960,000
Popular, Inc.	606,400	18,331,472
Regions Financial Corp.	2,500,000	22,525,000
SunTrust Banks, Inc.	1,000,000	38,240,000
		131,667,722

TOTAL BANKS		702,340,221

Capital Markets - 11.3%
Asset Management & Custody Banks - 7.3%
Affiliated Managers Group, Inc. (a)	180,000	30,778,200
Artisan Partners Asset Management, Inc.	700,000	24,661,000
Invesco Ltd.	1,350,000	42,160,500
Northern Trust Corp.	250,000	17,040,000
Oaktree Capital Group LLC Class A	450,000	22,275,000
The Blackstone Group LP	1,000,000	31,670,000
		168,584,700
Investment Banking & Brokerage - 4.0%
E*TRADE Financial Corp. (a)	1,250,000	32,912,500
Goldman Sachs Group, Inc.	190,000	33,014,400
Raymond James Financial, Inc.	500,000	24,815,000
		90,741,900

TOTAL CAPITAL MARKETS		259,326,600

Consumer Finance - 5.5%
Consumer Finance - 5.5%
American Express Co.	125,000	9,266,250
Capital One Financial Corp.	1,100,000	79,772,000
Navient Corp.	700,000	7,868,000
Springleaf Holdings, Inc. (a)	650,000	28,418,000
		125,324,250
Diversified Consumer Services - 1.6%
Specialized Consumer Services - 1.6%
H&R Block, Inc. (b)	1,000,000	36,200,000
Diversified Financial Services - 8.5%
Multi-Sector Holdings - 4.8%
Berkshire Hathaway, Inc. Class B (a)	850,000	110,840,000
Specialized Finance - 3.7%
Element Financial Corp. (a)	1,000,000	13,653,054
IntercontinentalExchange, Inc.	245,000	57,572,550
McGraw Hill Financial, Inc.	150,000	12,975,000
		84,200,604

TOTAL DIVERSIFIED FINANCIAL SERVICES		195,040,604

Health Care Providers & Services - 0.3%
Health Care Facilities - 0.3%
Brookdale Senior Living, Inc. (a)	300,000	6,888,000
Insurance - 12.6%
Insurance Brokers - 3.3%
Arthur J. Gallagher & Co.	400,000	16,512,000
Brown & Brown, Inc.	1,050,000	32,518,500
Marsh & McLennan Companies, Inc.	500,000	26,110,000
		75,140,500
Life & Health Insurance - 1.9%
Torchmark Corp.	800,000	45,120,000
Property & Casualty Insurance - 7.4%
ACE Ltd.	625,000	64,625,000
Allied World Assur Co. Holdings AG	100,000	3,817,000
Allstate Corp.	950,000	55,328,000
FNF Group	1,028,300	36,473,801
The Chubb Corp.	85,000	10,425,250
		170,669,051

TOTAL INSURANCE		290,929,551

IT Services - 5.1%
Data Processing & Outsourced Services - 5.1%
EVERTEC, Inc.	625,000	11,293,750
MasterCard, Inc. Class A	250,000	22,530,000
PayPal Holdings, Inc. (a)	600,000	18,624,000
The Western Union Co.	1,282,594	23,548,426
Visa, Inc. Class A	600,000	41,796,000
		117,792,176
Real Estate Investment Trusts - 14.7%
Diversified REITs - 1.1%
NorthStar Realty Finance Corp.	2,000,000	24,700,000
Health Care REIT's - 1.4%
Ventas, Inc.	600,000	33,636,000
Mortgage REITs - 2.7%
Altisource Residential Corp. Class B	1,400,000	19,488,000
Redwood Trust, Inc. (b)	1,750,000	24,220,000
Two Harbors Investment Corp.	2,000,000	17,640,000
		61,348,000
Office REITs - 1.3%
Boston Properties, Inc.	250,000	29,600,000
Residential REITs - 1.9%
Essex Property Trust, Inc.	100,000	22,342,000
UDR, Inc.	600,000	20,688,000
		43,030,000
Specialized REITs - 6.3%
American Tower Corp.	850,000	74,783,000
Outfront Media, Inc.	1,250,000	26,000,000
Public Storage	215,000	45,500,450
		146,283,450

TOTAL REAL ESTATE INVESTMENT TRUSTS		338,597,450

Real Estate Management & Development - 3.9%
Real Estate Services - 3.9%
CBRE Group, Inc. (a)	1,500,000	48,000,000
Realogy Holdings Corp. (a)	1,100,000	41,393,000
		89,393,000
Thrifts & Mortgage Finance - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)	835,000	7,732,100
Radian Group, Inc.	350,000	5,568,500
Washington Mutual, Inc. (a)	155,200	2
		13,300,602
Trading Companies & Distributors - 1.3%
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	800,000	30,592,000
TOTAL COMMON STOCKS
(Cost $2,003,165,901)		2,205,724,454

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 0.18% (c)	93,810,595	93,810,595
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	3,163,575	3,163,575
TOTAL MONEY MARKET FUNDS
(Cost $96,974,170)		96,974,170
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $2,100,140,071)		2,302,698,624
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,516,774)
NET ASSETS - 100%		$2,301,181,850

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$129,970
Fidelity Securities Lending Cash Central Fund	81,459
Total	$211,429

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,205,724,454	$2,205,724,452	$--	$2
Money Market Funds	96,974,170	96,974,170	--	--
Total Investments in Securities:	$2,302,698,624	$2,302,698,622	$--	$2

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,178,460) — See accompanying schedule: Unaffiliated issuers (cost $2,003,165,901)	$2,205,724,454
Fidelity Central Funds (cost $96,974,170)	96,974,170
Total Investments (cost $2,100,140,071)		$2,302,698,624
Receivable for fund shares sold		158,178
Dividends receivable		4,542,179
Distributions receivable from Fidelity Central Funds		13,851
Total assets		2,307,412,832
Liabilities
Payable for investments purchased	$2,220,067
Payable for fund shares redeemed	835,805
Other payables and accrued expenses	11,535
Collateral on securities loaned, at value	3,163,575
Total liabilities		6,230,982
Net Assets		$2,301,181,850
Net Assets consist of:
Paid in capital		$2,098,616,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		202,565,742
Net Assets, for 28,458,470 shares outstanding		$2,301,181,850
Net Asset Value, offering price and redemption price per share ($2,301,181,850 ÷ 28,458,470 shares)		$80.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$44,516,180
Income from Fidelity Central Funds		211,429
Total income		44,727,609
Expenses
Custodian fees and expenses	$37,165
Independent directors' compensation	10,466
Miscellaneous	13
Total expenses before reductions	47,644
Expense reductions	(10,519)	37,125
Net investment income (loss)		44,690,484
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,820,737
Foreign currency transactions	124,018
Total net realized gain (loss)		71,944,755
Change in net unrealized appreciation (depreciation) on: Investment securities	(163,147,998)
Assets and liabilities in foreign currencies	(31,190)
Total change in net unrealized appreciation (depreciation)		(163,179,188)
Net gain (loss)		(91,234,433)
Net increase (decrease) in net assets resulting from operations		$(46,543,949)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,690,484	$41,186,785
Net realized gain (loss)	71,944,755	53,104,150
Change in net unrealized appreciation (depreciation)	(163,179,188)	227,491,918
Net increase (decrease) in net assets resulting from operations	(46,543,949)	321,782,853
Distributions to partners from net investment income	(37,178,253)	(35,557,947)
Affiliated share transactions
Proceeds from sales of shares	241,799,057	330,207,939
Reinvestment of distributions	37,177,922	35,557,611
Cost of shares redeemed	(281,099,031)	(221,242,416)
Net increase (decrease) in net assets resulting from share transactions	(2,122,052)	144,523,134
Total increase (decrease) in net assets	(85,844,254)	430,748,040
Net Assets
Beginning of period	2,387,026,104	1,956,278,064
End of period	$2,301,181,850	$2,387,026,104
Other Affiliated Information Shares
Sold	2,778,248	4,085,254
Issued in reinvestment of distributions	423,544	440,060
Redeemed	(3,195,133)	(2,926,865)
Net increase (decrease)	6,659	1,598,449

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Financials Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$83.90	$72.85	$58.36	$44.37	$55.72
Income from Investment Operations
Net investment income (loss)A	1.57	1.54	1.63	1.07	.72
Net realized and unrealized gain (loss)	(3.30)	10.84	14.22	13.82	(11.50)
Total from investment operations	(1.73)	12.38	15.85	14.89	(10.78)
Distributions to partners from net investment income	(1.31)	(1.33)	(1.36)	(.90)	(.57)
Net asset value, end of period	$80.86	$83.90	$72.85	$58.36	$44.37
Total ReturnB	(2.18)%	17.08%	27.41%	33.71%	(19.52)%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	- %E	.01%	.01%	.01%
Expenses net of all reductions	- %E	- %E	.01%	.01%	.01%
Net investment income (loss)	1.80%	1.92%	2.44%	1.97%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$2,301,182	$2,387,026	$1,956,278	$1,400,699	$916,015
Portfolio turnover rateF	40%	43%G	249%G	383%	325%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Health Care Central Fund	5.85%	24.69%	14.77%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Health Care Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,515	Fidelity® Health Care Central Fund
$18,841	S&P 500® Index

Fidelity® Health Care Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund underperformed the 6.89% advance of the MSCI U.S. IMI Health Care 25/50 Index, but handily outpaced the S&P 500 index. Health care stocks benefited from solid fundamentals and favorable long-term trends, including an aging population, a growing emerging-markets middle class with money to spend on health care, and a tremendous wave of innovation, particularly within biotechnology. Elevated merger-and-acquisition (M&A) activity was another positive. Versus the sector benchmark, picks within biotech hurt the most. Among individual stocks, an overweighting in Puma Biotechnology was by far the fund’s largest detractor. Shares of the development-stage firm plunged during the year after the company revealed its leading drug for breast cancer only modestly outperformed a placebo and had serious side effects. Despite the stock’s poor result, we continued to like Puma’s fundamentals at period end and held on to the stock. On the flip side, positioning in pharmaceuticals was a big plus. From this group, not owning large-cap index giant Johnson & Johnson (J&J), which did not fit our investment profile, was the fund's top relative contributor. J&J underperformed due in part to its exposure to foreign currency against a rising U.S. dollar in the first half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Health Care Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	8.6	6.0
Allergan PLC	5.9	8.3
Boston Scientific Corp.	5.2	4.4
Teva Pharmaceutical Industries Ltd. sponsored ADR	5.1	3.7
AbbVie, Inc.	4.6	2.0
McKesson Corp.	2.9	3.9
UnitedHealth Group, Inc.	2.6	1.5
Bristol-Myers Squibb Co.	2.6	0.5
Vertex Pharmaceuticals, Inc.	2.6	2.7
Cigna Corp.	2.5	1.3
	42.6

Top Industries (% of fund's net assets)

As of September 30, 2015
Pharmaceuticals	35.7%
Health Care Equipment & Supplies	21.3%
Biotechnology	17.5%
Health Care Providers & Services	14.8%
Health Care Technology	3.2%
All Others*	7.5%

As of March 31, 2015
Pharmaceuticals	33.5%
Biotechnology	24.5%
Health Care Equipment & Supplies	19.0%
Health Care Providers & Services	13.6%
Health Care Technology	3.8%
All Others*	5.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Health Care Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Biotechnology - 17.5%
Biotechnology - 17.5%
Ablynx NV (a)	353,400	$4,541,225
Acceleron Pharma, Inc. (a)	109,332	2,722,367
Acorda Therapeutics, Inc. (a)	155,600	4,124,956
Actelion Ltd.	67,508	8,568,376
Advaxis, Inc. (a)(b)	300,000	3,069,000
Alnylam Pharmaceuticals, Inc. (a)	109,296	8,783,027
AMAG Pharmaceuticals, Inc. (a)(b)	205,300	8,156,569
Amgen, Inc.	318,926	44,113,844
Amicus Therapeutics, Inc. (a)	300,200	4,199,798
Arena Pharmaceuticals, Inc. (a)(b)	1,388,400	2,651,844
Array BioPharma, Inc. (a)	600,401	2,737,829
Ascendis Pharma A/S ADR	134,900	2,387,730
Biogen, Inc. (a)	44,861	13,090,888
BioMarin Pharmaceutical, Inc. (a)	205,400	21,632,728
bluebird bio, Inc. (a)	5,800	496,190
Blueprint Medicines Corp.	51,546	1,099,992
Cara Therapeutics, Inc. (a)	176,345	2,519,970
Celgene Corp. (a)	57,300	6,198,141
Cellectis SA sponsored ADR	147,400	3,885,464
Curis, Inc. (a)	1,285,500	2,596,710
Discovery Laboratories, Inc. (a)	1,103,986	331,196
Dyax Corp. (a)	348,300	6,649,047
Galapagos Genomics NV (a)	600	24,501
Gilead Sciences, Inc.	206,382	20,264,649
Heron Therapeutics, Inc. (a)(b)	106,500	2,598,600
Insmed, Inc. (a)	538,028	9,991,180
Intercept Pharmaceuticals, Inc. (a)	67,226	11,150,104
Neurocrine Biosciences, Inc. (a)	206,365	8,211,263
ProNai Therapeutics, Inc. (a)	62,464	1,281,761
Puma Biotechnology, Inc. (a)(b)	229,418	17,288,940
Spark Therapeutics, Inc. (b)	85,723	3,577,221
TESARO, Inc. (a)	175,100	7,021,510
Ultragenyx Pharmaceutical, Inc. (a)	170,000	16,372,700
United Therapeutics Corp. (a)	48,400	6,352,016
Vertex Pharmaceuticals, Inc. (a)	437,200	45,530,008
Xencor, Inc. (a)	193,600	2,367,728
		306,589,072
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
RPI International Holdings LP (c)	7,167	988,186
Diversified Consumer Services - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	233,700	5,045,583
Health Care Equipment & Supplies - 21.3%
Health Care Equipment - 20.3%
Boston Scientific Corp. (a)	5,500,000	90,255,000
CONMED Corp.	225,110	10,746,751
Edwards Lifesciences Corp. (a)	105,342	14,976,472
HeartWare International, Inc. (a)(b)	177,931	9,307,571
Medtronic PLC	2,250,000	150,615,003
Neovasc, Inc. (a)	800,000	3,952,000
Nevro Corp. (b)	234,500	10,878,455
ResMed, Inc. (b)	168,900	8,607,144
St. Jude Medical, Inc.	264,400	16,680,996
Steris Corp. (b)	118,217	7,680,558
Tornier NV (a)	554,300	11,302,177
Wright Medical Group, Inc. (a)	257,100	5,404,242
Zeltiq Aesthetics, Inc. (a)(b)	187,671	6,011,102
Zimmer Biomet Holdings, Inc.	92,400	8,679,132
		355,096,603
Health Care Supplies - 1.0%
Derma Sciences, Inc. (a)	183,530	864,426
Penumbra, Inc.	2,400	96,240
The Cooper Companies, Inc.	110,000	16,374,600
		17,335,266

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		372,431,869

Health Care Providers & Services - 14.6%
Health Care Distributors & Services - 3.8%
Amplifon SpA	562,843	4,254,649
EBOS Group Ltd.	900,000	7,169,110
McKesson Corp.	271,355	50,208,816
United Drug PLC (United Kingdom)	618,700	4,707,770
		66,340,345
Health Care Facilities - 3.0%
Brookdale Senior Living, Inc. (a)	300,245	6,893,625
HCA Holdings, Inc. (a)	206,400	15,967,104
Surgical Care Affiliates, Inc. (a)	375,276	12,267,772
Universal Health Services, Inc. Class B	132,073	16,484,031
		51,612,532
Health Care Services - 2.2%
Adeptus Health, Inc. Class A (a)(b)	100,000	8,076,000
DaVita HealthCare Partners, Inc. (a)	187,600	13,569,108
Envision Healthcare Holdings, Inc. (a)	457,996	16,849,673
		38,494,781
Managed Health Care - 5.6%
Cigna Corp.	328,300	44,327,066
UnitedHealth Group, Inc.	399,700	46,369,197
Wellcare Health Plans, Inc. (a)	93,800	8,083,684
		98,779,947

TOTAL HEALTH CARE PROVIDERS & SERVICES		255,227,605

Health Care Technology - 3.2%
Health Care Technology - 3.2%
athenahealth, Inc. (a)(b)	166,900	22,256,115
Castlight Health, Inc.	700,500	2,942,100
Castlight Health, Inc. Class B (a)(b)	63,100	265,020
Cerner Corp. (a)	159,363	9,555,405
Connecture, Inc. (b)	500,000	2,280,000
Evolent Health, Inc. (b)	154,500	2,465,820
HealthStream, Inc. (a)	356,510	7,775,483
Medidata Solutions, Inc. (a)	215,738	9,084,727
		56,624,670
Life Sciences Tools & Services - 2.5%
Life Sciences Tools & Services - 2.5%
Agilent Technologies, Inc.	844,300	28,984,819
Bruker Corp. (a)	412,800	6,782,304
PRA Health Sciences, Inc.	187,600	7,284,508
		43,051,631
Pharmaceuticals - 35.7%
Pharmaceuticals - 35.7%
AbbVie, Inc.	1,480,000	80,526,800
Allergan PLC (a)	382,707	104,023,590
Amphastar Pharmaceuticals, Inc. (a)(b)	381,704	4,462,120
Bristol-Myers Squibb Co.	778,900	46,110,880
Dechra Pharmaceuticals PLC	364,700	5,180,462
Eisai Co. Ltd.	206,400	12,177,919
Endo Health Solutions, Inc. (a)	470,000	32,561,600
Horizon Pharma PLC (a)	448,300	8,885,306
Jazz Pharmaceuticals PLC (a)	187,892	24,953,937
Jiangsu Hengrui Medicine Co. Ltd.	975,611	7,107,441
Lee's Pharmaceutical Holdings Ltd.	3,091,500	4,000,261
Mallinckrodt PLC (a)	187,640	11,997,702
Mylan N.V.	262,664	10,574,853
Novartis AG sponsored ADR	75,900	6,976,728
Perrigo Co. PLC	150,100	23,606,227
Pfizer, Inc.	650,000	20,416,500
Prestige Brands Holdings, Inc. (a)	250,285	11,302,871
Sanofi SA sponsored ADR	427,800	20,307,666
SCYNEXIS, Inc. (a)	400,000	2,912,000
Shire PLC sponsored ADR	155,113	31,833,841
Sun Pharmaceutical Industries Ltd. (a)	525,353	6,962,333
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,570,000	88,642,200
The Medicines Company (a)(b)	162,000	6,149,520
TherapeuticsMD, Inc. (a)(b)	938,100	5,497,266
UCB SA	55,500	4,331,797
Valeant Pharmaceuticals International, Inc. (Canada) (a)	179,000	31,950,393
ZS Pharma, Inc. (a)(b)	172,000	11,293,520
		624,745,733
Professional Services - 0.7%
Human Resource & Employment Services - 0.7%
WageWorks, Inc. (a)	270,193	12,180,300
TOTAL COMMON STOCKS
(Cost $1,481,958,874)		1,676,884,649

Convertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $2,885,246)	438,101	2,768,798

Money Market Funds - 8.0%
Fidelity Cash Central Fund, 0.18% (d)	56,892,545	56,892,545
Fidelity Securities Lending Cash Central Fund, 0.20% (d)(e)	83,390,625	83,390,625
TOTAL MONEY MARKET FUNDS
(Cost $140,283,170)		140,283,170
TOTAL INVESTMENT PORTFOLIO - 104.0%
(Cost $1,625,127,290)		1,819,936,617
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(70,026,212)
NET ASSETS - 100%		$1,749,910,405

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,756,984 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,885,246
RPI International Holdings LP	5/21/15	$844,989

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,031
Fidelity Securities Lending Cash Central Fund	351,471
Total	$386,502

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,676,884,649	$1,645,648,509	$30,247,954	$988,186
Convertible Preferred Stocks	2,768,798	--	--	2,768,798
Money Market Funds	140,283,170	140,283,170	--	--
Total Investments in Securities:	$1,819,936,617	$1,785,931,679	$30,247,954	$3,756,984

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	63.6%
Ireland	20.7%
Israel	5.1%
Canada	2.0%
Bailiwick of Jersey	1.8%
France	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $83,495,436) — See accompanying schedule: Unaffiliated issuers (cost $1,484,844,120)	$1,679,653,447
Fidelity Central Funds (cost $140,283,170)	140,283,170
Total Investments (cost $1,625,127,290)		$1,819,936,617
Cash		14,305
Receivable for investments sold		19,197,210
Receivable for fund shares sold		157,190
Dividends receivable		2,071,085
Distributions receivable from Fidelity Central Funds		34,399
Total assets		1,841,410,806
Liabilities
Payable for investments purchased	$7,446,821
Payable for fund shares redeemed	642,077
Other payables and accrued expenses	20,878
Collateral on securities loaned, at value	83,390,625
Total liabilities		91,500,401
Net Assets		$1,749,910,405
Net Assets consist of:
Paid in capital		$1,555,083,935
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		194,826,470
Net Assets, for 5,365,863 shares outstanding		$1,749,910,405
Net Asset Value, offering price and redemption price per share ($1,749,910,405 ÷ 5,365,863 shares)		$326.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$12,474,443
Income from Fidelity Central Funds		386,502
Total income		12,860,945
Expenses
Custodian fees and expenses	$71,318
Independent directors' compensation	8,154
Interest	2,612
Miscellaneous	10
Total expenses before reductions	82,094
Expense reductions	(8,154)	73,940
Net investment income (loss)		12,787,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	394,708,876
Foreign currency transactions	(15,912)
Total net realized gain (loss)		394,692,964
Change in net unrealized appreciation (depreciation) on: Investment securities	(286,410,939)
Assets and liabilities in foreign currencies	(3,451)
Total change in net unrealized appreciation (depreciation)		(286,414,390)
Net gain (loss)		108,278,574
Net increase (decrease) in net assets resulting from operations		$121,065,579

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,787,005	$7,767,895
Net realized gain (loss)	394,692,964	437,551,267
Change in net unrealized appreciation (depreciation)	(286,414,390)	67,498,585
Net increase (decrease) in net assets resulting from operations	121,065,579	512,817,747
Distributions to partners from net investment income	(11,170,587)	(7,319,960)
Affiliated share transactions
Proceeds from sales of shares	216,190,893	197,494,082
Reinvestment of distributions	11,170,345	7,319,812
Cost of shares redeemed	(393,550,184)	(319,798,187)
Net increase (decrease) in net assets resulting from share transactions	(166,188,946)	(114,984,293)
Total increase (decrease) in net assets	(56,293,954)	390,513,494
Net Assets
Beginning of period	1,806,204,359	1,415,690,865
End of period	$1,749,910,405	$1,806,204,359
Other Affiliated Information Shares
Sold	600,160	712,592
Issued in reinvestment of distributions	30,626	26,533
Redeemed	(1,094,340)	(1,274,650)
Net increase (decrease)	(463,554)	(535,525)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Health Care Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$309.84	$222.42	$163.64	$123.15	$112.31
Income from Investment Operations
Net investment income (loss)A	2.36	1.34	1.73	1.63	.79B
Net realized and unrealized gain (loss)	15.99	87.35	58.70	40.46	10.97
Total from investment operations	18.35	88.69	60.43	42.09	11.76
Distributions to partners from net investment income	(2.07)	(1.27)	(1.65)	(1.60)	(.92)
Net asset value, end of period	$326.12	$309.84	$222.42	$163.64	$123.15
Total ReturnC	5.85%	39.95%	37.14%	34.34%	10.44%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %F	.01%	.01%	- %F	.01%
Expenses net of all reductions	- %F	.01%	.01%	- %F	.01%
Net investment income (loss)	.66%	.49%	.93%	1.13%	.60%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,749,910	$1,806,204	$1,415,691	$1,044,262	$723,841
Portfolio turnover rateG	97%	131%H	113%H	120%	138%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Industrials Central Fund	(1.95)%	12.94%	10.17%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Industrials Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,370	Fidelity® Industrials Central Fund
$18,841	S&P 500® Index

Fidelity® Industrials Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund topped the -3.36% return of the MSCI U.S. IMI Industrials 25/50 Index but lagged the S&P 500®. Industrials stocks were markedly weaker than the broader market in the second half of the 12-month review period amid tepid global economic growth and growing concerns about China. Versus the MSCI index, the fund was aided most by an overweighting and stock selection in building products. An underweighting in the weak industrial machinery segment and stock picking in industrial conglomerates were other noteworthy positives. At the stock level, our top relative contributor was conglomerate Danaher, the fund’s second-biggest position at period end. Early-period gains and the firm's strong revenue growth helped its shares notch a return of 13% for the period. One contributor in the building products group was A. O. Smith, whose shares returned roughly 39% for the year. Conversely, underweighting airlines, the MSCI index’s strongest-performing subindustry, curbed our result. The biggest relative detractor was a non-benchmark stake in Golar LNG, the leading independent owner/operator of liquefied natural gas (LNG) carriers. Our position here returned -53%, as lower demand and higher supplies curbed LNG prices. I sold this stock from the portfolio in January 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Industrials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.4	2.0
Danaher Corp.	7.4	6.2
The Boeing Co.	5.5	5.1
United Technologies Corp.	5.3	7.9
J.B. Hunt Transport Services, Inc.	5.1	3.8
Union Pacific Corp.	4.5	5.2
FedEx Corp.	4.1	5.4
Honeywell International, Inc.	3.8	5.1
Raytheon Co.	3.4	2.6
AECOM Technology Corp.	3.0	1.7
	55.5

Top Industries (% of fund's net assets)

As of September 30, 2015
Aerospace & Defense	28.8%
Industrial Conglomerates	20.8%
Road & Rail	10.5%
Machinery	6.1%
Building Products	4.6%
All Others*	29.2%

As of March 31, 2015
Aerospace & Defense	28.1%
Machinery	12.1%
Road & Rail	10.9%
Professional Services	8.5%
Industrial Conglomerates	8.2%
All Others*	32.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Industrials Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Aerospace & Defense - 28.8%
Aerospace & Defense - 28.8%
BWX Technologies, Inc.	1,217,280	$32,087,501
General Dynamics Corp.	229,540	31,665,043
Honeywell International, Inc.	475,236	45,000,097
Orbital ATK, Inc.	226,521	16,280,064
Raytheon Co.	362,200	39,573,972
Teledyne Technologies, Inc. (a)	267,248	24,132,494
Textron, Inc.	604,015	22,735,125
The Boeing Co.	497,498	65,147,363
United Technologies Corp.	696,033	61,939,977
		338,561,636
Air Freight & Logistics - 4.1%
Air Freight & Logistics - 4.1%
FedEx Corp.	336,839	48,498,079
Airlines - 2.1%
Airlines - 2.1%
Southwest Airlines Co.	651,300	24,775,452
Building Products - 4.6%
Building Products - 4.6%
A.O. Smith Corp.	393,777	25,670,323
Caesarstone Sdot-Yam Ltd.	101,373	3,081,739
Lennox International, Inc.	218,943	24,812,810
		53,564,872
Commercial Services & Supplies - 4.2%
Environmental & Facility Services - 0.8%
Stericycle, Inc. (a)	65,200	9,083,012
Office Services & Supplies - 1.8%
West Corp.	957,351	21,444,662
Security & Alarm Services - 1.6%
Tyco International Ltd.	549,100	18,372,886

TOTAL COMMERCIAL SERVICES & SUPPLIES		48,900,560

Construction & Engineering - 3.0%
Construction & Engineering - 3.0%
AECOM Technology Corp. (a)	1,289,443	35,472,577
Diversified Consumer Services - 1.0%
Specialized Consumer Services - 1.0%
ServiceMaster Global Holdings, Inc. (a)	337,981	11,339,263
Electrical Equipment - 4.2%
Electrical Components & Equipment - 4.2%
AMETEK, Inc.	471,000	24,642,720
Eaton Corp. PLC	472,600	24,244,380
		48,887,100
Energy Equipment & Services - 0.2%
Oil & Gas Equipment & Services - 0.2%
Aspen Aerogels, Inc. (a)	267,846	2,008,845
Industrial Conglomerates - 20.8%
Industrial Conglomerates - 20.8%
Danaher Corp.	1,022,919	87,162,928
General Electric Co.	6,209,800	156,611,155
		243,774,083
Machinery - 6.1%
Agricultural & Farm Machinery - 1.3%
Deere & Co. (b)	202,227	14,964,798
Construction Machinery & Heavy Trucks - 0.8%
Wabtec Corp.	113,600	10,002,480
Industrial Machinery - 4.0%
IDEX Corp.	298,833	21,306,793
Ingersoll-Rand PLC	358,500	18,201,045
Pentair PLC	150,100	7,661,104
		47,168,942

TOTAL MACHINERY		72,136,220

Professional Services - 3.5%
Research & Consulting Services - 3.5%
CEB, Inc.	226,737	15,495,207
Huron Consulting Group, Inc. (a)	103,700	6,484,361
Verisk Analytics, Inc. (a)	263,955	19,508,914
		41,488,482
Road & Rail - 10.5%
Railroads - 4.5%
Union Pacific Corp.	591,586	52,302,118
Trucking - 6.0%
J.B. Hunt Transport Services, Inc.	847,650	60,522,210
Old Dominion Freight Lines, Inc. (a)	165,400	10,089,400
		70,611,610

TOTAL ROAD & RAIL		122,913,728

Trading Companies & Distributors - 4.4%
Trading Companies & Distributors - 4.4%
AerCap Holdings NV (a)	561,700	21,479,408
HD Supply Holdings, Inc. (a)	866,356	24,795,109
Wolseley PLC	98,306	5,737,324
		52,011,841
TOTAL COMMON STOCKS
(Cost $1,056,766,490)		1,144,332,738

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.18% (c)	17,501,280	17,501,280
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	15,305,850	15,305,850
TOTAL MONEY MARKET FUNDS
(Cost $32,807,130)		32,807,130
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $1,089,573,620)		1,177,139,868
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(3,474,929)
NET ASSETS - 100%		$1,173,664,939

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,569
Fidelity Securities Lending Cash Central Fund	53,339
Total	$80,908

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $15,051,600) — See accompanying schedule: Unaffiliated issuers (cost $1,056,766,490)	$1,144,332,738
Fidelity Central Funds (cost $32,807,130)	32,807,130
Total Investments (cost $1,089,573,620)		$1,177,139,868
Receivable for investments sold		6,189,347
Receivable for fund shares sold		4,915,555
Dividends receivable		1,937,970
Distributions receivable from Fidelity Central Funds		4,263
Total assets		1,190,187,003
Liabilities
Payable for investments purchased	$783,019
Payable for fund shares redeemed	425,194
Other payables and accrued expenses	8,001
Collateral on securities loaned, at value	15,305,850
Total liabilities		16,522,064
Net Assets		$1,173,664,939
Net Assets consist of:
Paid in capital		$1,086,098,144
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,566,795
Net Assets, for 5,597,567 shares outstanding		$1,173,664,939
Net Asset Value, offering price and redemption price per share ($1,173,664,939 ÷ 5,597,567 shares)		$209.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$19,910,361
Income from Fidelity Central Funds		80,908
Total income		19,991,269
Expenses
Custodian fees and expenses	$23,846
Independent directors' compensation	5,721
Interest	1,182
Miscellaneous	7
Total expenses before reductions	30,756
Expense reductions	(5,731)	25,025
Net investment income (loss)		19,966,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	98,426,279
Foreign currency transactions	(1,116)
Total net realized gain (loss)		98,425,163
Change in net unrealized appreciation (depreciation) on: Investment securities	(135,438,827)
Assets and liabilities in foreign currencies	(2,084)
Total change in net unrealized appreciation (depreciation)		(135,440,911)
Net gain (loss)		(37,015,748)
Net increase (decrease) in net assets resulting from operations		$(17,049,504)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,966,244	$18,478,058
Net realized gain (loss)	98,425,163	185,768,018
Change in net unrealized appreciation (depreciation)	(135,440,911)	(79,604,748)
Net increase (decrease) in net assets resulting from operations	(17,049,504)	124,641,328
Distributions to partners from net investment income	(19,449,113)	(18,367,409)
Affiliated share transactions
Proceeds from sales of shares	98,261,240	159,311,540
Reinvestment of distributions	19,448,660	18,366,978
Cost of shares redeemed	(208,556,197)	(181,422,684)
Net increase (decrease) in net assets resulting from share transactions	(90,846,297)	(3,744,166)
Total increase (decrease) in net assets	(127,344,914)	102,529,753
Net Assets
Beginning of period	1,301,009,853	1,198,480,100
End of period	$1,173,664,939	$1,301,009,853
Other Affiliated Information Shares
Sold	430,779	736,096
Issued in reinvestment of distributions	84,378	83,949
Redeemed	(914,417)	(868,677)
Net increase (decrease)	(399,260)	(48,632)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Industrials Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$216.95	$198.24	$152.47	$117.43	$123.67
Income from Investment Operations
Net investment income (loss)A	3.40	3.18	3.15	2.81	2.21
Net realized and unrealized gain (loss)	(7.35)	18.69	45.71	34.95	(6.31)
Total from investment operations	(3.95)	21.87	48.86	37.76	(4.10)
Distributions to partners from net investment income	(3.33)	(3.16)	(3.09)	(2.72)	(2.14)
Net asset value, end of period	$209.67	$216.95	$198.24	$152.47	$117.43
Total ReturnB	(1.95)%	11.03%	32.33%	32.29%	(3.60)%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.01%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.01%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.01%
Net investment income (loss)	1.48%	1.46%	1.80%	1.95%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$1,173,665	$1,301,010	$ 1,198,480	$884,067	$627,769
Portfolio turnover rateF	83%	77%G	73%G	85%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Information Technology Central Fund	(0.11)%	11.94%	11.68%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Information Technology Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,625	Fidelity® Information Technology Central Fund
$18,841	S&P 500® Index

Fidelity® Information Technology Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund trailed the 2.30% return of the MSCI U.S. IMI Information Technology 25/50 Index but finished modestly ahead of the S&P 500®. The technology sector experienced a wide dispersion of returns, as some subindustries, such as data processing & outsourced services, were strong (+19%), while others, like semiconductor equipment (-24%), were weak. Stock selection in the Internet software & services and semiconductors groups weighed on the fund’s performance versus the MSCI index. An overweighted position in Internet portal Yahoo!, which I built during the year, was our biggest relative detractor. I liked this stock mainly because of the company’s large stake in China-based e-commerce firm Alibaba Group Holding, which reported disappointing financial results amid a slowing Chinese economy. Another detractor was an out-of-benchmark position in Jumei International Holding, a China-based online retailer of beauty products. Both Yahoo! and Jumei remained among the fund’s largest overweightings at period end. Conversely, positioning in systems software bolstered our relative result. The top relative contributor was index name IBM, (-21%), which helped because we didn’t own it. A sizable underweighting in chipmaker Intel, another weak-performing index component, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Information Technology Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.3	14.7
Google, Inc. Class C	5.4	4.6
Google, Inc. Class A	5.1	4.6
Facebook, Inc. Class A	5.1	6.9
QUALCOMM, Inc.	2.5	2.6
Visa, Inc. Class A	2.4	1.7
Yahoo!, Inc.	2.3	1.5
Marvell Technology Group Ltd.	1.8	1.0
Hewlett-Packard Co.	1.6	1.8
Tesla Motors, Inc.	1.6	0.8
	39.1

Top Industries (% of fund's net assets)

As of September 30, 2015
Internet Software & Services	29.0%
Technology Hardware, Storage & Peripherals	15.6%
Software	13.3%
Semiconductors & Semiconductor Equipment	13.2%
IT Services	7.3%
All Others*	21.6%

As of March 31, 2015
Internet Software & Services	28.3%
Technology Hardware, Storage & Peripherals	17.4%
Software	12.6%
Semiconductors & Semiconductor Equipment	9.9%
Communications Equipment	7.5%
All Others*	24.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Information Technology Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
NOK Corp.	43,700	$945,480
Automobiles - 1.6%
Automobile Manufacturers - 1.6%
Tesla Motors, Inc. (a)(b)	162,835	40,448,214
Banks - 0.4%
Diversified Banks - 0.4%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	1,504,550	7,757,051
Midea Group ELS (BNP Paribas Arbitrage Warrant Program) warrants 1/6/16 (a)(c)	736,300	2,939,754
		10,696,805
Biotechnology - 0.1%
Biotechnology - 0.1%
JHL Biotech, Inc. (a)	1,008,062	2,138,637
Chemicals - 0.3%
Specialty Chemicals - 0.3%
Duk San Neolux Co. Ltd. (a)	189,143	2,856,422
JSR Corp.	15,600	224,873
Nitto Denko Corp.	20,200	1,209,833
Shin-Etsu Chemical Co. Ltd.	48,300	2,477,021
		6,768,149
Communications Equipment - 5.2%
Communications Equipment - 5.2%
BYD Electronic International Co. Ltd. (a)	2,728,000	1,704,473
Ciena Corp. (a)(b)	429,600	8,901,312
Cisco Systems, Inc.	1,230,700	32,305,875
CommScope Holding Co., Inc. (a)	637,300	19,138,119
Ixia (a)	287,999	4,173,106
Juniper Networks, Inc.	58,101	1,493,777
Palo Alto Networks, Inc. (a)	9,400	1,616,800
QUALCOMM, Inc.	1,169,600	62,842,608
Radware Ltd. (a)	1,227	19,951
Sonus Networks, Inc. (a)	12,400	70,928
		132,266,949
Construction Materials - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	1,209,924	755,400
Consumer Finance - 0.0%
Consumer Finance - 0.0%
LendingClub Corp.	1,400	18,522
Diversified Consumer Services - 0.7%
Education Services - 0.7%
New Oriental Education & Technology Group, Inc. sponsored ADR	900,493	18,198,964
TAL Education Group ADR (a)	13,900	446,885
		18,645,849
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)(b)	1,433	12,553

TOTAL DIVERSIFIED CONSUMER SERVICES		18,658,402

Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	479,300	3,963,811
Electrical Equipment - 0.8%
Electrical Components & Equipment - 0.8%
Lumenpulse, Inc. (a)	38,000	357,078
Nidec Corp.	64,600	4,442,282
OSRAM Licht AG	313,349	16,181,543
		20,980,903
Electronic Equipment & Components - 3.6%
Electronic Components - 1.8%
Alps Electric Co. Ltd.	135,600	3,829,350
AU Optronics Corp.	3,988,000	1,178,297
Largan Precision Co. Ltd.	6,000	465,525
Ledlink Optics, Inc.	1,449,038	2,380,296
Murata Manufacturing Co. Ltd.	10,000	1,291,745
OMRON Corp.	71,000	2,137,256
Samsung SDI Co. Ltd.	149,729	13,706,126
Sunny Optical Technology Group Co. Ltd.	5,655,000	11,328,748
Taiyo Yuden Co. Ltd.	106,000	1,385,183
TDK Corp.	21,200	1,199,026
Universal Display Corp. (a)	5,900	200,010
Yageo Corp.	3,943,882	6,024,296
Yaskawa Electric Corp.	1,800	18,369
		45,144,227
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	3,044,188	5,194,356
Cognex Corp.	59,200	2,034,704
FEI Co.	7,400	540,496
Keyence Corp.	500	223,289
		7,992,845
Electronic Manufacturing Services - 1.3%
AAC Technology Holdings, Inc.	418,500	2,617,787
Trimble Navigation Ltd. (a)	1,801,427	29,579,431
		32,197,218
Technology Distributors - 0.2%
Digital China Holdings Ltd. (H Shares)	6,332,000	5,881,988

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		91,216,278

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Intai Technology Corp.	901,000	2,839,945
Olympus Corp.	7,900	246,467
		3,086,412
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	1,100	32,505
Health Care Technology - 0.7%
Health Care Technology - 0.7%
athenahealth, Inc. (a)	120,130	16,019,336
M3, Inc.	52,900	1,051,272
Medidata Solutions, Inc. (a)	26,800	1,128,548
		18,199,156
Hotels, Restaurants & Leisure - 0.2%
Casinos & Gaming - 0.2%
500.com Ltd. sponsored ADR Class A (a)(b)	331,523	5,377,303
Household Durables - 0.5%
Consumer Electronics - 0.5%
Skyworth Digital Holdings Ltd.	582,000	396,126
Sony Corp. (a)	252,300	6,184,409
Sony Corp. sponsored ADR (a)	187,300	4,588,850
TCL Multimedia Technology Holdings Ltd.	608,000	273,542
		11,442,927
Internet & Catalog Retail - 2.2%
Internet Retail - 2.2%
Amazon.com, Inc. (a)	12,700	6,501,003
ASOS PLC (a)	6,100	255,056
Groupon, Inc. Class A (a)(b)	3,385,500	11,036,730
JD.com, Inc. sponsored ADR (a)	124,200	3,236,652
Jumei International Holding Ltd. sponsored ADR (a)(b)	2,536,846	25,038,670
MySale Group PLC (a)	38,500	31,450
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	205,650	6,183,896
Travelport Worldwide Ltd.	152,077	2,010,458
zulily, Inc. Class A (a)	1,900	33,060
		54,326,975
Internet Software & Services - 28.2%
Internet Software & Services - 28.2%
58.com, Inc. ADR (a)(b)	643,972	30,298,883
Alibaba Group Holding Ltd. sponsored ADR	491,600	28,989,652
Baidu.com, Inc. sponsored ADR (a)	110,700	15,211,287
Bitauto Holdings Ltd. ADR (a)	95,743	2,850,269
ChannelAdvisor Corp. (a)	236,339	2,349,210
Constant Contact, Inc. (a)	700	16,968
Cornerstone OnDemand, Inc. (a)	169,504	5,593,632
Cvent, Inc. (a)	129,387	4,355,166
Demandware, Inc. (a)(b)	120,720	6,238,810
DeNA Co. Ltd.	670,000	12,434,865
eBay, Inc. (a)	23,100	564,564
eGain Communications Corp. (a)(b)	130,650	522,600
Endurance International Group Holdings, Inc. (a)	1,068,200	14,271,152
Facebook, Inc. Class A (a)	1,438,763	129,344,794
Google, Inc.:
Class A (a)	203,973	130,210,244
Class C	224,218	136,418,716
HomeAway, Inc. (a)	478,809	12,707,591
Hortonworks, Inc. (b)	2,800	61,292
LinkedIn Corp. Class A (a)	1,400	266,182
Marketo, Inc. (a)(b)	221,830	6,304,409
Momo, Inc. ADR (b)	19,414	242,675
NAVER Corp.	23,648	10,235,070
NetEase, Inc. sponsored ADR	69,100	8,300,292
New Relic, Inc.	800	30,488
NIC, Inc.	118,124	2,091,976
Q2 Holdings, Inc. (a)	1,400	34,608
Qihoo 360 Technology Co. Ltd. ADR (a)(b)	47,154	2,255,376
Rackspace Hosting, Inc. (a)	55,726	1,375,318
Renren, Inc. ADR (a)(b)	290,000	899,000
SciQuest, Inc. (a)	322,519	3,225,190
SINA Corp. (a)	66,900	2,684,028
Sohu.com, Inc. (a)	30,800	1,272,040
SouFun Holdings Ltd. ADR (b)	899,500	5,936,700
Tencent Holdings Ltd.	189,300	3,190,953
Textura Corp. (a)	395,004	10,206,903
Twitter, Inc. (a)	242,600	6,535,644
Web.com Group, Inc. (a)	354,216	7,466,873
Xunlei Ltd. sponsored ADR (a)	996,565	7,274,925
Yahoo!, Inc. (a)	2,002,127	57,881,492
Yelp, Inc. (a)(b)	103,133	2,233,861
Youku Tudou, Inc. ADR (a)	2,125,230	37,467,805
YY, Inc. ADR (a)(b)	46,800	2,552,472
Zillow Group, Inc. (a)(b)	18,909	543,256
Zillow Group, Inc. Class C (a)(b)	37,818	1,021,086
		713,968,317
IT Services - 7.3%
Data Processing & Outsourced Services - 6.3%
Euronet Worldwide, Inc. (a)	46,764	3,464,745
Fidelity National Information Services, Inc.	484,837	32,522,866
Fiserv, Inc. (a)	3,400	294,474
FleetCor Technologies, Inc. (a)	100,300	13,803,286
Optimal Payments PLC (a)	2,402,158	11,710,128
PayPal Holdings, Inc. (a)	23,100	717,024
Total System Services, Inc.	392,048	17,810,741
Vantiv, Inc. (a)	410,800	18,453,136
Visa, Inc. Class A	858,900	59,830,974
		158,607,374
IT Consulting & Other Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	404,694	25,337,891
EPAM Systems, Inc. (a)	5,234	390,038
Virtusa Corp. (a)	600	30,786
		25,758,715

TOTAL IT SERVICES		184,366,089

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	3,800	164,198
Machinery - 0.7%
Construction Machinery & Heavy Trucks - 0.6%
Zhengzhou Yutong Bus Co. Ltd.	5,338,990	15,810,193
Industrial Machinery - 0.1%
Harmonic Drive Systems, Inc.	50,800	727,884
Minebea Ltd.	94,000	997,847
		1,725,731

TOTAL MACHINERY		17,535,924

Media - 0.5%
Advertising - 0.0%
iCar Asia Ltd. (a)	2,214,053	1,126,733
Cable & Satellite - 0.1%
Naspers Ltd. Class N	21,200	2,647,472
Movies & Entertainment - 0.2%
Bona Film Group Ltd. sponsored ADR (a)	347,351	4,136,950
Publishing - 0.2%
NEXT Co. Ltd.	38,500	304,527
Schibsted ASA:
(A Shares)	38,306	1,298,135
(B Shares) (a)	89,106	2,815,570
		4,418,232

TOTAL MEDIA		12,329,387

Professional Services - 0.2%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	800	21,920
WageWorks, Inc. (a)	54,288	2,447,303
		2,469,223
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	60,700	1,844,673
Verisk Analytics, Inc. (a)	432	31,929
		1,876,602

TOTAL PROFESSIONAL SERVICES		4,345,825

Real Estate Management & Development - 0.0%
Real Estate Development - 0.0%
Greenland Hong Kong Holdings Ltd. (a)	1,940,000	946,327
Semiconductors & Semiconductor Equipment - 13.2%
Semiconductor Equipment - 0.5%
Amkor Technology, Inc. (a)	116,907	524,912
EO Technics Co. Ltd.	14,167	1,313,574
Hermes Microvision, Inc.	40,000	1,509,320
Lam Research Corp.	52,200	3,410,226
Nanometrics, Inc. (a)	103,900	1,261,346
Rubicon Technology, Inc. (a)(b)	1,193,932	1,229,750
Sumco Corp.	199,700	1,791,095
SunEdison, Inc. (a)	1,200	8,616
Ultratech, Inc. (a)	84,100	1,347,282
		12,396,121
Semiconductors - 12.7%
Advanced Semiconductor Engineering, Inc.	7,237,000	7,869,203
Advanced Semiconductor Engineering, Inc. sponsored ADR (b)	1,183,480	6,497,305
Analog Devices, Inc.	182,000	10,266,620
Atmel Corp.	1,313,600	10,600,752
Avago Technologies Ltd.	63,200	7,900,632
Broadcom Corp. Class A	498,484	25,637,032
Cavium, Inc. (a)	89,000	5,461,930
Chipbond Technology Corp.	3,415,000	4,936,975
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	155,796	2,558,170
Cirrus Logic, Inc. (a)	40,052	1,262,039
Cree, Inc. (a)	96,600	2,340,618
Cypress Semiconductor Corp.	261,500	2,227,980
Everlight Electronics Co. Ltd.	5,241,000	7,878,576
Fairchild Semiconductor International, Inc. (a)	114,100	1,601,964
Freescale Semiconductor, Inc. (a)	281,691	10,304,257
Genesis Photonics, Inc. (a)	4,761,766	1,194,951
Himax Technologies, Inc. sponsored ADR (b)	600,502	4,786,001
Hua Hong Semiconductor Ltd. (a)	4,273,000	4,329,501
Inotera Memories, Inc. (a)	2,541,000	1,582,590
Inphi Corp. (a)	3,600	86,544
Intel Corp.	85,400	2,573,956
Intersil Corp. Class A	623,617	7,296,319
King Yuan Electronics Co. Ltd.	1,930,000	1,222,519
Lextar Electronics Corp.	762,000	314,084
MagnaChip Semiconductor Corp. (a)(b)	291,827	1,923,140
Marvell Technology Group Ltd.	5,047,039	45,675,703
Maxim Integrated Products, Inc.	780,600	26,072,040
Melexis NV	570	26,330
Micron Technology, Inc. (a)	907,300	13,591,354
Microsemi Corp. (a)	452,100	14,837,922
Monolithic Power Systems, Inc.	127,351	6,520,371
Novatek Microelectronics Corp.	540,000	1,685,710
NXP Semiconductors NV (a)	44,300	3,857,201
ON Semiconductor Corp. (a)	542,700	5,101,380
PMC-Sierra, Inc. (a)	585,800	3,965,866
Power Integrations, Inc.	74,200	3,129,014
Qorvo, Inc. (a)	485,531	21,873,172
Sanken Electric Co. Ltd.	663,000	2,238,349
Semiconductor Manufacturing International Corp. sponsored ADR (a)	37,700	169,273
Semtech Corp. (a)	475,306	7,177,121
Silicon Laboratories, Inc. (a)	54,200	2,251,468
Silicon Motion Technology Corp. sponsored ADR	46,000	1,256,260
Siliconware Precision Industries Co. Ltd.	3,126,551	3,889,778
Siliconware Precision Industries Co. Ltd. sponsored ADR	705,033	4,431,132
STMicroelectronics NV	2,800	19,129
Taiwan Semiconductor Manufacturing Co. Ltd.	626,000	2,503,674
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	381,200	7,909,900
Texas Instruments, Inc.	53,600	2,654,272
United Microelectronics Corp. sponsored ADR (b)	377,200	611,064
Vanguard International Semiconductor Corp.	7,332,000	8,288,638
		322,389,779

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		334,785,900

Software - 13.3%
Application Software - 7.2%
Adobe Systems, Inc. (a)	274,507	22,569,966
ANSYS, Inc. (a)	311	27,412
Autodesk, Inc. (a)	179,900	7,940,786
Blackbaud, Inc.	30,700	1,722,884
Cadence Design Systems, Inc. (a)	25,500	527,340
Citrix Systems, Inc. (a)	366,678	25,403,452
Guidewire Software, Inc. (a)	402	21,137
Idreamsky Technology Ltd. ADR (a)(b)	233,759	2,360,966
Interactive Intelligence Group, Inc. (a)	128,550	3,819,221
Intuit, Inc.	284,900	25,284,875
Kingdee International Software Group Co. Ltd. (b)	15,625,600	5,897,564
Linx SA	1,300	14,428
Mobileye NV (a)	74,900	3,406,452
Parametric Technology Corp. (a)	76,900	2,440,806
Paycom Software, Inc. (a)	100	3,591
Paylocity Holding Corp. (a)(b)	79,291	2,377,937
Qlik Technologies, Inc. (a)	94,800	3,455,460
RealPage, Inc. (a)	388,000	6,448,560
RingCentral, Inc. (a)	334,800	6,076,620
Salesforce.com, Inc. (a)	579,769	40,253,362
SolarWinds, Inc. (a)	531	20,836
Splunk, Inc. (a)	38,097	2,108,669
SS&C Technologies Holdings, Inc.	92,100	6,450,684
Ultimate Software Group, Inc. (a)	207	37,055
Workday, Inc. Class A (a)	17,100	1,177,506
Workiva, Inc. (b)	93,000	1,412,670
Yodlee, inc.	2,300	37,099
Zendesk, Inc. (a)	510,869	10,069,228
		181,366,566
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	496,540	15,338,121
Electronic Arts, Inc. (a)	97,800	6,625,950
Nintendo Co. Ltd.	67,800	11,427,809
		33,391,880
Systems Software - 4.8%
Allot Communications Ltd. (a)	531,709	2,610,691
CommVault Systems, Inc. (a)	600	20,376
Fleetmatics Group PLC (a)	507,395	24,908,021
Imperva, Inc. (a)	591	38,699
Infoblox, Inc. (a)	1,600	25,568
Microsoft Corp.	567,300	25,108,698
NetSuite, Inc. (a)(b)	166,439	13,964,232
Oracle Corp.	1,113,700	40,226,844
Progress Software Corp. (a)	89,000	2,298,870
Rapid7, Inc. (a)(b)	4,500	102,375
Red Hat, Inc. (a)	36,740	2,640,871
ServiceNow, Inc. (a)	126,055	8,754,520
Tableau Software, Inc. (a)	5,700	454,746
Varonis Systems, Inc. (a)	100	1,558
VMware, Inc. Class A (a)	300	23,637
		121,179,706

TOTAL SOFTWARE		335,938,152

Technology Hardware, Storage & Peripherals - 15.6%
Technology Hardware, Storage & Peripherals - 15.6%
Apple, Inc.	2,586,570	285,298,662
BlackBerry Ltd. (a)	2,514	15,429
Electronics for Imaging, Inc. (a)	158,200	6,846,896
EMC Corp.	457,600	11,055,616
Hewlett-Packard Co.	1,629,100	41,721,251
Nimble Storage, Inc. (a)	8,900	214,668
QLogic Corp. (a)	3,800	38,950
SanDisk Corp.	455	24,720
Seagate Technology LLC	463,000	20,742,400
Silicon Graphics International Corp. (a)	425,876	1,673,693
Stratasys Ltd. (a)	200	5,298
Western Digital Corp.	352,800	28,026,432
		395,664,015
Wireless Telecommunication Services - 0.3%
Wireless Telecommunication Services - 0.3%
Bharti Infratel Ltd. (a)	1,426,284	7,740,079
TOTAL COMMON STOCKS
(Cost $2,233,118,462)		2,429,107,041

Convertible Preferred Stocks - 1.4%
Internet & Catalog Retail - 0.6%
Internet Retail - 0.6%
Meituan Corp. Series D (d)	1,385,885	13,761,838
Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	489,912	19,420,112
IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (a)(d)	68,486	986,198
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $17,278,651)		34,168,148

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.18% (e)	39,729,319	39,729,319
Fidelity Securities Lending Cash Central Fund, 0.20% (e)(f)	110,892,300	110,892,300
TOTAL MONEY MARKET FUNDS
(Cost $150,621,619)		150,621,619
TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $2,401,018,732)		2,613,896,808
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(81,386,428)
NET ASSETS - 100%		$2,532,510,380

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,696,805 or 0.4% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $34,168,148 or 1.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Meituan Corp. Series D	1/26/15	$8,761,149
Nutanix, Inc. Series E	8/26/14	$917,473
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,600,029

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,496
Fidelity Securities Lending Cash Central Fund	624,363
Total	$667,859

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,429,107,041	$2,284,917,910	$144,189,131	$--
Convertible Preferred Stocks	34,168,148	--	--	34,168,148
Money Market Funds	150,621,619	150,621,619	--	--
Total Investments in Securities:	$2,613,896,808	$2,435,539,529	$144,189,131	$34,168,148

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$66,259,303
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$9,119,754
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	--
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(9,119,754)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$--
Convertible Preferred Stocks
Beginning Balance	$8,517,502
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	16,889,497
Cost of Purchases	8,761,149
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$34,168,148
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$16,889,497

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.2%
Cayman Islands	9.8%
Taiwan	3.2%
Japan	2.7%
Bermuda	2.6%
Ireland	1.8%
Korea (South)	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $110,553,929) — See accompanying schedule: Unaffiliated issuers (cost $2,250,397,113)	$2,463,275,189
Fidelity Central Funds (cost $150,621,619)	150,621,619
Total Investments (cost $2,401,018,732)		$2,613,896,808
Foreign currency held at value (cost $6,304)		6,304
Receivable for investments sold		80,535,867
Receivable for fund shares sold		5,362,737
Dividends receivable		1,178,445
Distributions receivable from Fidelity Central Funds		52,146
Total assets		2,701,032,307
Liabilities
Payable for investments purchased	$56,728,020
Payable for fund shares redeemed	850,083
Other payables and accrued expenses	51,524
Collateral on securities loaned, at value	110,892,300
Total liabilities		168,521,927
Net Assets		$2,532,510,380
Net Assets consist of:
Paid in capital		$2,319,633,582
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		212,876,798
Net Assets, for 9,713,732 shares outstanding		$2,532,510,380
Net Asset Value, offering price and redemption price per share ($2,532,510,380 ÷ 9,713,732 shares)		$260.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$17,113,302
Special dividends		4,214,817
Interest		22
Income from Fidelity Central Funds		667,859
Total income		21,996,000
Expenses
Custodian fees and expenses	$175,859
Independent directors' compensation	11,293
Interest	5,364
Miscellaneous	13
Total expenses before reductions	192,529
Expense reductions	(11,415)	181,114
Net investment income (loss)		21,814,886
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,582)	117,687,076
Foreign currency transactions	(567,418)
Total net realized gain (loss)		117,119,658
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $5,348)	(135,109,112)
Assets and liabilities in foreign currencies	4,994
Total change in net unrealized appreciation (depreciation)		(135,104,118)
Net gain (loss)		(17,984,460)
Net increase (decrease) in net assets resulting from operations		$3,830,426

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,814,886	$20,581,651
Net realized gain (loss)	117,119,658	425,352,874
Change in net unrealized appreciation (depreciation)	(135,104,118)	(76,927,208)
Net increase (decrease) in net assets resulting from operations	3,830,426	369,007,317
Distributions to partners from net investment income	(20,807,063)	(15,387,304)
Affiliated share transactions
Proceeds from sales of shares	343,776,120	374,503,929
Reinvestment of distributions	20,806,770	15,387,067
Cost of shares redeemed	(287,683,935)	(256,747,220)
Net increase (decrease) in net assets resulting from share transactions	76,898,955	133,143,776
Total increase (decrease) in net assets	59,922,318	486,763,789
Net Assets
Beginning of period	2,472,588,062	1,985,824,273
End of period	$2,532,510,380	$2,472,588,062
Other Affiliated Information Shares
Sold	1,256,978	1,497,802
Issued in reinvestment of distributions	73,961	60,934
Redeemed	(1,019,280)	(1,081,601)
Net increase (decrease)	311,659	477,135

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Information Technology Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$262.98	$222.50	$191.01	$150.22	$153.23
Income from Investment Operations
Net investment income (loss)A	2.24B	2.33	1.80	1.20	.72
Net realized and unrealized gain (loss)	(2.37)	39.88	31.33	40.67	(3.04)
Total from investment operations	(.13)	42.21	33.13	41.87	(2.32)
Distributions to partners from net investment income	(2.14)	(1.73)	(1.64)	(1.08)	(.69)
Net asset value, end of period	$260.71	$262.98	$222.50	$191.01	$150.22
Total ReturnC	(.11)%	19.01%	17.45%	27.92%	(1.58)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.81%B	.94%	.92%	.68%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,532,510	$2,472,588	$1,985,824	$1,631,977	$1,114,087
Portfolio turnover rateF	138%	179%G	157%G	195%	188%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Materials Central Fund	(16.46)%	7.75%	9.27%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Materials Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,612	Fidelity® Materials Central Fund
$18,841	S&P 500® Index

Fidelity® Materials Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P® 500 index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000 Index® added 1.25%. Among sectors in the S&P 500®, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund outpaced the -17.79% return of the MSCI U.S. IMI Materials 25/50 Index but considerably trailed the S&P 500. Amid declining prices for most commodities, materials was one of the stock market’s weakest-performing sectors. Versus the MSCI index, a large overweighting in paper packaging meaningfully bolstered the fund’s performance. A stock from this group, Rock-Tenn, was by far our top contributor for the year. On July 1, the company completed its merger with MeadWestvaco to form WestRock, the fund’s third-largest holding at period end. Both MeadWestvaco and WestRock detracted. Another contributor – because we sold it in February – was Freeport McMoRan, an index name that returned -69%. Against the backdrop of sharply lower prices for copper and crude oil, in July the natural resources provider scaled back its capital spending plans, and the stock fell steeply. Conversely, stock selection in construction materials had a negative impact. At the stock level, Methanex (since sold) was the fund’s biggest relative detractor. Our non-index position in the Canadian petrochemical firm and methanol producer returned about -40% for the period. Given its role as a fuel additive, the price of methanol is closely linked to oil, which declined significantly during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Materials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	9.6	11.0
Monsanto Co.	9.0	8.5
WestRock Co.	8.9	5.5
LyondellBasell Industries NV Class A	8.2	5.2
Eastman Chemical Co.	7.8	5.5
Ecolab, Inc.	7.3	5.7
PPG Industries, Inc.	5.8	0.0
Eagle Materials, Inc.	4.3	3.6
Graphic Packaging Holding Co.	3.8	2.6
W.R. Grace & Co.	3.4	2.4
	68.1

Top Industries (% of fund's net assets)

As of September 30, 2015
Chemicals	65.9%
Containers & Packaging	20.7%
Metals & Mining	4.4%
Construction Materials	4.3%
Paper & Forest Products	1.3%
All Others*	3.4%

As of March 31, 2015
Chemicals	68.5%
Containers & Packaging	16.9%
Metals & Mining	6.8%
Construction Materials	3.6%
Paper & Forest Products	1.9%
All Others*	2.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Materials Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Chemicals - 65.9%
Commodity Chemicals - 9.2%
LyondellBasell Industries NV Class A	354,030	$29,511,941
Orion Engineered Carbons SA	252,900	3,654,405
		33,166,346
Diversified Chemicals - 17.4%
E.I. du Pont de Nemours & Co.	715,700	34,496,739
Eastman Chemical Co.	433,089	28,029,520
		62,526,259
Fertilizers & Agricultural Chemicals - 12.8%
Agrium, Inc. (a)	56,400	5,054,657
CF Industries Holdings, Inc.	189,190	8,494,631
Monsanto Co.	378,134	32,269,956
		45,819,244
Specialty Chemicals - 26.5%
Albemarle Corp. U.S.	151,800	6,694,380
Ashland, Inc.	110,300	11,098,386
Ecolab, Inc.	238,448	26,162,515
Frutarom Industries Ltd.	58,500	2,211,486
International Flavors & Fragrances, Inc.	20,900	2,158,134
NewMarket Corp.	17,095	6,102,915
PPG Industries, Inc.	239,000	20,957,910
Valspar Corp.	103,800	7,461,144
W.R. Grace & Co. (b)	129,096	12,012,383
		94,859,253

TOTAL CHEMICALS		236,371,102

Construction Materials - 4.3%
Construction Materials - 4.3%
Eagle Materials, Inc.	224,857	15,384,716
Containers & Packaging - 20.7%
Metal & Glass Containers - 3.6%
Ball Corp.	128,600	7,998,920
Owens-Illinois, Inc. (b)	231,900	4,804,968
		12,803,888
Paper Packaging - 17.1%
Graphic Packaging Holding Co.	1,071,276	13,701,620
Packaging Corp. of America	110,900	6,671,744
Sealed Air Corp.	190,200	8,916,576
WestRock Co.	622,309	32,011,575
		61,301,515

TOTAL CONTAINERS & PACKAGING		74,105,403

Energy Equipment & Services - 0.2%
Oil & Gas Equipment & Services - 0.2%
Aspen Aerogels, Inc. (b)	84,810	636,075
Metals & Mining - 4.4%
Diversified Metals & Mining - 0.3%
Compass Minerals International, Inc.	14,000	1,097,180
Steel - 4.1%
Nucor Corp.	95,300	3,578,515
Steel Dynamics, Inc.	647,700	11,127,486
		14,706,001

TOTAL METALS & MINING		15,803,181

Paper & Forest Products - 1.3%
Paper Products - 1.3%
Domtar Corp. (a)	133,443	4,770,587
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
Wolseley PLC	19,142	1,117,163
TOTAL COMMON STOCKS
(Cost $344,233,155)		348,188,227

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.18% (c)	9,318,842	9,318,842
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	6,428,240	6,428,240
TOTAL MONEY MARKET FUNDS
(Cost $15,747,082)		15,747,082
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $359,980,237)		363,935,309
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(5,293,184)
NET ASSETS - 100%		$358,642,125

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,130
Fidelity Securities Lending Cash Central Fund	16,817
Total	$24,947

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Netherlands	8.2%
Canada	1.4%
Luxembourg	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $6,196,799) — See accompanying schedule: Unaffiliated issuers (cost $344,233,155)	$348,188,227
Fidelity Central Funds (cost $15,747,082)	15,747,082
Total Investments (cost $359,980,237)		$363,935,309
Receivable for investments sold		2,506,231
Receivable for fund shares sold		19,555
Dividends receivable		665,673
Distributions receivable from Fidelity Central Funds		2,700
Total assets		367,129,468
Liabilities
Payable for investments purchased	$1,919,980
Payable for fund shares redeemed	133,766
Other payables and accrued expenses	5,357
Collateral on securities loaned, at value	6,428,240
Total liabilities		8,487,343
Net Assets		$358,642,125
Net Assets consist of:
Paid in capital		$354,686,192
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,955,933
Net Assets, for 1,902,807 shares outstanding		$358,642,125
Net Asset Value, offering price and redemption price per share ($358,642,125 ÷ 1,902,807 shares)		$188.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$8,857,716
Income from Fidelity Central Funds		24,947
Total income		8,882,663
Expenses
Custodian fees and expenses	$15,219
Independent directors' compensation	1,945
Interest	301
Miscellaneous	3
Total expenses before reductions	17,468
Expense reductions	(1,945)	15,523
Net investment income (loss)		8,867,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	732,580
Foreign currency transactions	(31,674)
Total net realized gain (loss)		700,906
Change in net unrealized appreciation (depreciation) on: Investment securities	(82,211,189)
Assets and liabilities in foreign currencies	1,193
Total change in net unrealized appreciation (depreciation)		(82,209,996)
Net gain (loss)		(81,509,090)
Net increase (decrease) in net assets resulting from operations		$(72,641,950)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,867,140	$7,047,512
Net realized gain (loss)	700,906	49,671,446
Change in net unrealized appreciation (depreciation)	(82,209,996)	(6,724,890)
Net increase (decrease) in net assets resulting from operations	(72,641,950)	49,994,068
Distributions to partners from net investment income	(8,587,964)	(6,929,942)
Affiliated share transactions
Proceeds from sales of shares	26,063,021	62,066,733
Reinvestment of distributions	8,587,426	6,929,496
Cost of shares redeemed	(77,250,480)	(30,010,318)
Net increase (decrease) in net assets resulting from share transactions	(42,600,033)	38,985,911
Total increase (decrease) in net assets	(123,829,947)	82,050,037
Net Assets
Beginning of period	482,472,072	400,422,035
End of period	$358,642,125	$482,472,072
Other Affiliated Information Shares
Sold	117,099	274,285
Issued in reinvestment of distributions	38,613	30,429
Redeemed	(351,037)	(139,116)
Net increase (decrease)	(195,325)	165,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Materials Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$229.95	$207.20	$180.29	$134.10	$141.22
Income from Investment Operations
Net investment income (loss)A	4.34	3.57	3.44B	3.10	2.78
Net realized and unrealized gain (loss)	(41.59)	22.68	26.85	45.95	(7.38)
Total from investment operations	(37.25)	26.25	30.29	49.05	(4.60)
Distributions to partners from net investment income	(4.22)	(3.50)	(3.38)	(2.86)	(2.52)
Net asset value, end of period	$188.48	$229.95	$207.20	$180.29	$134.10
Total ReturnC	(16.46)%	12.70%	16.98%	36.80%	(3.61)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.01%	- %F	.01%	.01%
Expenses net of fee waivers, if any	- %F	- %F	- %F	.01%	.01%
Expenses net of all reductions	- %F	- %F	- %F	.01%	.01%
Net investment income (loss)	1.95%	1.57%	1.79%B	1.86%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$358,642	$482,472	$400,422	$314,540	$215,279
Portfolio turnover rateG	72%	65%H	64%H	76%	105%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.52 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Telecom Services Central Fund	(3.10)%	9.10%	7.80%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom Services Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,949	Fidelity® Telecom Services Central Fund
$18,841	S&P 500® Index

Fidelity® Telecom Services Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund outpaced the -4.16% return of the MSCI IMI U.S. Telecommunication Services 25-50 Index, but trailed the -0.61% return for the broadly based S&P 500®. The fund’s underweighting in integrated telecommunication services firms contributed most versus the sector benchmark – in particular, our lighter-than-index position in Windstream Holdings. We chose to largely avoid this stock, based on Windstream's exposure to voice services, which has been on a steady decline. Our picks within the out-of-benchmark cable & satellite group also proved beneficial. In particular, the fund’s significant stake in DIRECTV rose solidly this period, in anticipation of the company’s acquisition by AT&T in July. On the downside, stock picking among alternative carriers, including Cogent Communications Holdings, dragged on the fund's relative return. The fund’s most significant individual detractor was an underweighting in Shenandoah Telecom, an integrated services provider. The stock spiked in August after the company announced plans to acquire nTelos in an effort to broaden Shenandoah's footprint in the U.S. Mid-Atlantic region. We considered this rally a one-time bump that didn’t change our view of the company’s long-term fundamentals. By period end, we had sold some of the Shenandoah position to take advantage of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Telecom Services Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	24.4	13.6
Verizon Communications, Inc.	15.6	21.3
Level 3 Communications, Inc.	4.9	5.6
T-Mobile U.S., Inc.	4.6	4.2
SBA Communications Corp. Class A	4.4	4.2
American Tower Corp.	4.0	2.2
Cogent Communications Group, Inc.	4.0	4.3
CenturyLink, Inc.	3.0	3.1
Telephone & Data Systems, Inc.	2.7	3.2
Frontier Communications Corp.	2.7	1.8
	70.3

Top Industries (% of fund's net assets)

As of September 30, 2015
Diversified Telecommunication Services	70.2%
Wireless Telecommunication Services	16.6%
Real Estate Investment Trusts	5.0%
Media	3.2%
Communications Equipment	2.3%
All Others*	2.7%

As of March 31, 2015
Diversified Telecommunication Services	63.6%
Wireless Telecommunication Services	19.6%
Media	9.8%
Real Estate Investment Trusts	2.7%
Communications Equipment	0.9%
All Others*	3.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Telecom Services Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Communications Equipment - 2.3%
Communications Equipment - 2.3%
QUALCOMM, Inc.	77,500	$4,164,075
Ruckus Wireless, Inc. (a)	185,100	2,198,988
		6,363,063
Diversified Telecommunication Services - 69.8%
Alternative Carriers - 19.1%
8x8, Inc. (a)	529,817	4,381,587
Cogent Communications Group, Inc.	406,202	11,032,446
Globalstar, Inc. (a)(b)	1,711,800	2,687,526
Iliad SA	5,875	1,184,933
inContact, Inc. (a)	669,846	5,030,543
Iridium Communications, Inc. (a)(b)	316,480	1,946,352
Level 3 Communications, Inc. (a)	309,077	13,503,574
Lumos Networks Corp.	371,506	4,517,513
Premiere Global Services, Inc. (a)	333,705	4,585,107
Towerstream Corp. (a)(b)	556,756	595,729
Vonage Holdings Corp. (a)	491,329	2,889,015
Zayo Group Holdings, Inc. (b)	23,000	583,280
		52,937,605
Integrated Telecommunication Services - 50.7%
AT&T, Inc.	2,077,639	67,689,477
Atlantic Tele-Network, Inc.	70,100	5,182,493
Bezeq The Israel Telecommunication Corp. Ltd.	839,600	1,605,170
CenturyLink, Inc.	334,705	8,407,790
Cincinnati Bell, Inc. (a)	545,747	1,702,731
Consolidated Communications Holdings, Inc.	134,200	2,586,034
Frontier Communications Corp. (b)	1,566,653	7,441,602
General Communications, Inc. Class A (a)	39,228	677,075
IDT Corp. Class B	127,181	1,818,688
Telecom Italia SpA (a)	2,700	3,327
Verizon Communications, Inc.	990,506	43,096,916
Windstream Holdings, Inc. (b)	35,378	217,221
		140,428,524

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		193,366,129

Internet Software & Services - 0.9%
Internet Software & Services - 0.9%
Gogo, Inc. (a)(b)	126,500	1,932,920
Rackspace Hosting, Inc. (a)	25,491	629,118
		2,562,038
Media - 3.2%
Cable & Satellite - 2.2%
Charter Communications, Inc. Class A (a)(b)	7,800	1,371,630
Liberty Global PLC:
Class C (a)	32,064	1,315,265
LiLAC Class C (a)	1,323	45,300
Time Warner Cable, Inc.	18,200	3,264,534
		5,996,729
Movies & Entertainment - 1.0%
Twenty-First Century Fox, Inc. Class A	108,000	2,913,840

TOTAL MEDIA		8,910,569

Real Estate Investment Trusts - 5.0%
Specialized REITs - 5.0%
American Tower Corp.	126,598	11,138,092
Communications Sales & Leasing, Inc. (b)	84,500	1,512,550
Crown Castle International Corp.	8,900	701,943
CyrusOne, Inc.	14,900	486,634
		13,839,219
Software - 0.0%
Application Software - 0.0%
RingCentral, Inc. (a)	500	9,075
Wireless Telecommunication Services - 16.5%
Wireless Telecommunication Services - 16.5%
Bharti Infratel Ltd. (a)	296,885	1,611,119
Boingo Wireless, Inc. (a)	2,355	19,499
KDDI Corp.	82,900	1,855,559
Leap Wireless International, Inc. rights (a)	300	774
SBA Communications Corp. Class A (a)	115,764	12,125,121
Shenandoah Telecommunications Co.	31,837	1,362,942
SoftBank Corp.	40,100	1,854,217
Sprint Corp. (a)(b)	1,347,863	5,175,794
T-Mobile U.S., Inc. (a)	318,975	12,698,395
Telephone & Data Systems, Inc.	299,011	7,463,315
U.S. Cellular Corp. (a)	43,800	1,551,834
		45,718,569
TOTAL COMMON STOCKS
(Cost $235,291,901)		270,768,662

Nonconvertible Preferred Stocks - 0.5%
Diversified Telecommunication Services - 0.4%
Integrated Telecommunication Services - 0.4%
Telefonica Brasil SA sponsored ADR	117,900	1,076,427
Wireless Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
TIM Participacoes SA sponsored ADR	44,300	418,635
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $3,227,979)		1,495,062

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.18% (c)	3,894,605	3,894,605
Fidelity Securities Lending Cash Central Fund, 0.20% (c)(d)	17,656,088	17,656,088
TOTAL MONEY MARKET FUNDS
(Cost $21,550,693)		21,550,693
TOTAL INVESTMENT PORTFOLIO - 106.0%
(Cost $260,070,573)		293,814,417
NET OTHER ASSETS (LIABILITIES) - (6.0)%		(16,717,324)
NET ASSETS - 100%		$277,097,093

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,169
Fidelity Securities Lending Cash Central Fund	292,993
Total	$299,162

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$270,768,662	$265,443,666	$5,324,222	$774
Nonconvertible Preferred Stocks	1,495,062	1,495,062	--	--
Money Market Funds	21,550,693	21,550,693	--	--
Total Investments in Securities:	$293,814,417	$288,489,421	$5,324,222	$774

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$7,093,449
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $17,307,881) — See accompanying schedule: Unaffiliated issuers (cost $238,519,880)	$272,263,724
Fidelity Central Funds (cost $21,550,693)	21,550,693
Total Investments (cost $260,070,573)		$293,814,417
Receivable for investments sold		997,301
Receivable for fund shares sold		5,544,185
Dividends receivable		251,389
Distributions receivable from Fidelity Central Funds		8,765
Total assets		300,616,057
Liabilities
Payable for investments purchased	$5,764,219
Payable for fund shares redeemed	94,946
Other payables and accrued expenses	3,711
Collateral on securities loaned, at value	17,656,088
Total liabilities		23,518,964
Net Assets		$277,097,093
Net Assets consist of:
Paid in capital		$243,355,073
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,742,020
Net Assets, for 1,785,092 shares outstanding		$277,097,093
Net Asset Value, offering price and redemption price per share ($277,097,093 ÷ 1,785,092 shares)		$155.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$6,389,556
Income from Fidelity Central Funds		299,162
Total income		6,688,718
Expenses
Custodian fees and expenses	$11,763
Independent directors' compensation	1,257
Interest	472
Miscellaneous	2
Total expenses before reductions	13,494
Expense reductions	(1,268)	12,226
Net investment income (loss)		6,676,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,551,544
Foreign currency transactions	(16,562)
Total net realized gain (loss)		6,534,982
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,160,596)
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		(21,160,632)
Net gain (loss)		(14,625,650)
Net increase (decrease) in net assets resulting from operations		$(7,949,158)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,676,492	$11,469,937
Net realized gain (loss)	6,534,982	11,640,657
Change in net unrealized appreciation (depreciation)	(21,160,632)	(476,907)
Net increase (decrease) in net assets resulting from operations	(7,949,158)	22,633,687
Distributions to partners from net investment income	(6,762,220)	(11,293,617)
Affiliated share transactions
Proceeds from sales of shares	20,200,500	36,632,564
Reinvestment of distributions	6,761,672	11,292,594
Cost of shares redeemed	(21,745,664)	(68,632,235)
Net increase (decrease) in net assets resulting from share transactions	5,216,508	(20,707,077)
Total increase (decrease) in net assets	(9,494,870)	(9,367,007)
Net Assets
Beginning of period	286,591,963	295,958,970
End of period	$277,097,093	$286,591,963
Other Affiliated Information Shares
Sold	124,790	223,027
Issued in reinvestment of distributions	40,310	69,796
Redeemed	(129,065)	(441,604)
Net increase (decrease)	36,035	(148,781)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Telecom Services Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$163.86	$155.95	$139.95	$111.29	$116.76
Income from Investment Operations
Net investment income (loss)A	3.75	7.09B	4.39	3.96	3.02
Net realized and unrealized gain (loss)	(8.58)	7.91	15.88	28.57	(5.50)
Total from investment operations	(4.83)	15.00	20.27	32.53	(2.48)
Distributions to partners from net investment income	(3.80)	(7.09)	(4.27)	(3.87)	(2.99)
Net asset value, end of period	$155.23	$163.86	$155.95	$139.95	$111.29
Total ReturnC	(3.10)%	9.75%	14.73%	29.73%	(2.37)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %F	.01%	.01%	.01%	.01%
Expenses net of all reductions	- %F	.01%	.01%	.01%	.01%
Net investment income (loss)	2.24%	4.35%B	3.00%	3.20%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$277,097	$286,592	$295,959	$253,919	$182,633
Portfolio turnover rateG	58%	97%H	82%H	59%	53%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $3.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Utilities Central Fund	(4.66)%	11.39%	7.16%

 Life of fund returns are for the period from July 21, 2006 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Central Fund on July 21, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,899	Fidelity® Utilities Central Fund
$18,841	S&P 500® Index

Fidelity® Utilities Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China’s economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Douglas Simmons:  For the year, the fund significantly trailed the 5.61% advance of the MSCI IMI U.S. Utilities 25-50 Index, as well as the -0.61% return of the broadly based S&P 500®. The fund’s sizable overweighting in independent power producers & energy traders was one of the main drivers of underperformance versus the sector benchmark. Here, the fund’s two most significant detractors were Calpine and NRG Energy. Our thinking was that certain companies in this group would see price advantages due to limited electricity supply, based partly on the reduced number of coal-fired power plants amid new environmental regulations. However, weaker-than-expected demand hurt the return of this group and dampened its short-term outlook. Additionally, stock selection among electric utilities, oil & gas storage & transportation, and multi-utilities hindered the return. Electric utility Exelon, the largest of the deregulated utilities, detracted on a relative basis, as a cooler-than-expected summer dampened demand for electricity and a planned acquisition of competitor Pepco was voted down by Washington, D.C.'s Public Service Commission. On the upside, a slight overweighting in renewable electricity gave the fund a modest boost, as did avoiding poor-performing index component CenterPoint Energy, a diversified utility with significant exposure to weak natural gas prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Utilities Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	16.1	13.2
Exelon Corp.	13.1	12.4
Sempra Energy	10.7	10.8
Dominion Resources, Inc.	9.4	7.9
PPL Corp.	5.1	4.8
Edison International	5.0	4.7
PG&E Corp.	4.9	4.9
Calpine Corp.	3.8	5.0
DTE Energy Co.	3.6	0.0
NiSource, Inc.	3.3	4.7
	75.0

Top Industries (% of fund's net assets)

As of September 30, 2015
Electric Utilities	48.5%
Multi-Utilities	34.4%
Independent Power and Renewable Electricity Producers	8.1%
Diversified Telecommunication Services	3.2%
Real Estate Investment Trusts	2.7%
All Others*	3.1%

As of March 31, 2015
Electric Utilities	43.6%
Multi-Utilities	29.6%
Independent Power and Renewable Electricity Producers	12.0%
Oil, Gas & Consumable Fuels	7.3%
Real Estate Investment Trusts	3.5%
All Others*	4.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Utilities Central Fund

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Diversified Telecommunication Services - 3.2%
Integrated Telecommunication Services - 3.2%
AT&T, Inc.	391,071	$12,741,093
Electric Utilities - 48.5%
Electric Utilities - 48.5%
Edison International	320,983	20,244,398
Exelon Corp.	1,795,500	53,326,350
FirstEnergy Corp.	394,800	12,361,188
ITC Holdings Corp.	193,800	6,461,292
NextEra Energy, Inc.	670,442	65,401,617
OGE Energy Corp.	354,849	9,708,669
Pepco Holdings, Inc.	258,100	6,251,182
PNM Resources, Inc.	97,100	2,723,655
PPL Corp.	628,226	20,662,353
		197,140,704
Gas Utilities - 0.3%
Gas Utilities - 0.3%
Atmos Energy Corp.	23,400	1,361,412
Independent Power and Renewable Electricity Producers - 8.1%
Independent Power Producers & Energy Traders - 8.1%
Black Hills Corp.	75,226	3,109,843
Calpine Corp. (a)	1,042,022	15,213,521
Dynegy, Inc. (a)	262,700	5,430,009
NRG Energy, Inc.	331,312	4,919,983
The AES Corp.	423,800	4,149,002
		32,822,358
Multi-Utilities - 34.4%
Multi-Utilities - 34.4%
Dominion Resources, Inc.	543,609	38,259,201
DTE Energy Co.	182,406	14,659,970
NiSource, Inc.	720,873	13,372,194
PG&E Corp.	377,469	19,930,363
Sempra Energy	449,815	43,506,107
WEC Energy Group, Inc.	192,890	10,072,716
		139,800,551
Oil, Gas & Consumable Fuels - 1.8%
Oil & Gas Storage & Transport - 1.8%
Cheniere Energy Partners LP Holdings LLC	391,672	7,445,685
Real Estate Investment Trusts - 2.7%
Specialized REITs - 2.7%
Crown Castle International Corp.	140,000	11,041,800
TOTAL COMMON STOCKS
(Cost $383,660,499)		402,353,603

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.18% (b)
(Cost $7,594,643)	7,594,643	7,594,643
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $391,255,142)		409,948,246
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(3,690,177)
NET ASSETS - 100%		$406,258,069

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,305
Fidelity Securities Lending Cash Central Fund	37,723
Total	$51,028

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $383,660,499)	$402,353,603
Fidelity Central Funds (cost $7,594,643)	7,594,643
Total Investments (cost $391,255,142)		$409,948,246
Receivable for fund shares sold		19,902
Dividends receivable		971,275
Distributions receivable from Fidelity Central Funds		1,268
Other receivables		763
Total assets		410,941,454
Liabilities
Payable for investments purchased	$4,536,446
Payable for fund shares redeemed	143,038
Other payables and accrued expenses	3,901
Total liabilities		4,683,385
Net Assets		$406,258,069
Net Assets consist of:
Paid in capital		$387,565,505
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,692,564
Net Assets, for 2,820,323 shares outstanding		$406,258,069
Net Asset Value, offering price and redemption price per share ($406,258,069 ÷ 2,820,323 shares)		$144.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$13,065,013
Income from Fidelity Central Funds		51,028
Total income		13,116,041
Expenses
Custodian fees and expenses	$12,611
Independent directors' compensation	2,011
Interest	1,378
Miscellaneous	3
Total expenses before reductions	16,003
Expense reductions	(2,011)	13,992
Net investment income (loss)		13,102,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,150,378
Foreign currency transactions	8,084
Futures contracts	(157,147)
Total net realized gain (loss)		12,001,315
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,476,748)
Assets and liabilities in foreign currencies	50
Total change in net unrealized appreciation (depreciation)		(44,476,698)
Net gain (loss)		(32,475,383)
Net increase (decrease) in net assets resulting from operations		$(19,373,334)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,102,049	$12,660,600
Net realized gain (loss)	12,001,315	56,875,042
Change in net unrealized appreciation (depreciation)	(44,476,698)	19,775,831
Net increase (decrease) in net assets resulting from operations	(19,373,334)	89,311,473
Distributions to partners from net investment income	(12,222,712)	(11,442,372)
Affiliated share transactions
Proceeds from sales of shares	43,648,115	65,582,680
Reinvestment of distributions	12,222,229	11,441,933
Cost of shares redeemed	(100,987,088)	(70,579,766)
Net increase (decrease) in net assets resulting from share transactions	(45,116,744)	6,444,847
Total increase (decrease) in net assets	(76,712,790)	84,313,948
Net Assets
Beginning of period	482,970,859	398,656,911
End of period	$406,258,069	$482,970,859
Other Affiliated Information Shares
Sold	283,326	453,136
Issued in reinvestment of distributions	78,768	77,371
Redeemed	(654,852)	(473,864)
Net increase (decrease)	(292,758)	56,643

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Utilities Central Fund

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$155.14	$130.43	$116.88	$103.95	$97.15
Income from Investment Operations
Net investment income (loss)A	4.36	4.11	4.04	3.82	3.41
Net realized and unrealized gain (loss)	(11.35)	24.33	13.29	12.71	6.62
Total from investment operations	(6.99)	28.44	17.33	16.53	10.03
Distributions to partners from net investment income	(4.10)	(3.73)	(3.78)	(3.60)	(3.23)
Net asset value, end of period	$144.05	$155.14	$130.43	$116.88	$103.95
Total ReturnB	(4.66)%	21.98%	15.04%	16.13%	10.38%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.01%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.01%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.01%
Net investment income (loss)	2.78%	2.80%	3.23%	3.43%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$406,258	$482,971	$398,657	$320,338	$245,600
Portfolio turnover rateF	110%	121%G	148%G	175%	201%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified, with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Information Technology that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 34,168,148	Last transaction price	Transaction price	$39.64	Increase
		Market comparable	EV/Sales multiple	6.6	Increase
			Discount rate	10.0%	Decrease
		Proposed transaction price	Transaction price	$9.93	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. Consumer Discretionary, Consumer Staples and Information Technology are subject to a tax imposed on capital gains by certain countries in which they invest.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Consumer Discretionary	$ 1,396,510,230	$ 281,830,040	$(108,677,691)	$ 173,152,349
Consumer Staples	912,523,341	300,841,698	(71,548,438)	229,293,260
Energy	940,646,276	35,047,527	(170,152,669)	(135,105,142)
Financials	2,114,251,804	290,148,856	(101,702,036)	188,446,820
Health Care	1,629,380,664	348,499,301	(157,943,348)	190,555,953
Industrials	1,094,865,860	146,694,597	(64,420,589)	82,274,008
Information Technology	2,430,079,824	467,551,448	(283,734,464)	183,816,984
Materials	361,940,654	45,389,598	(43,394,943)	1,994,655
Telecom Services	261,674,409	49,710,490	(17,570,482)	32,140,008
Utilities	392,309,653	39,899,947	(22,261,354)	17,638,593

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Utilities (the Fund) used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of ($157,147) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	1,038,074,827	1,154,598,571
Consumer Staples	744,535,489	800,685,757
Energy	768,341,956	679,681,283
Financials	957,273,948	952,905,219
Health Care	1,833,981,841	2,063,966,601
Industrials	1,100,807,070	1,192,139,994
Information Technology	3,749,423,106	3,641,540,703
Materials	322,971,720	371,627,947
Telecom Services	174,579,863	169,938,869
Utilities	509,620,529	550,950,028

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$9,512
Consumer Staples	7,024
Energy	9,782
Financials	14,401
Health Care	37,295
Industrials	18,853
Information Technology	68,816
Materials	5,232
Telecom Services	3,792
Utilities	11,739

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$15,215,000.37%		$1,096
Consumer Staples	Borrower	5,392,900.37%		548
Energy	Borrower	13,402,000.39%		591
Health Care	Borrower	13,345,100.35%		2,612
Industrials	Borrower	18,295,833.39%		1,182
Information Technology	Borrower	15,956,939.37%		5,364
Materials	Borrower	7,008,250.39%		301
Telecom Services	Borrower	10,977,000.39%		472
Utilities	Borrower	9,506,500.37%		1,378

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Discretionary	$150,995	$970	$-
Consumer Staples	116,881	100	214,200
Energy	104,854	91	352,944
Financials	81,459	-	-
Health Care	351,471	24,816	-
Industrials	53,339	-	-
Information Technology	624,363	48,332	3,523,553
Materials	16,817	126	-
Telecom Services	292,993	2,855	12,280
Utilities	37,723	254	-

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reduction of expenses for each Fund is noted in the table below.

Fund	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$6,519	$74
Consumer Staples	4,921	16
Energy	4,223	–
Financials	10,466	53
Health Care	8,154	–
Industrials	5,721	10
Information Technology	11,293	122
Materials	1,945	–
Telecom Services	1,257	11
Utilities	2,011	–

9. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® Consumer Discretionary Central Fund, Fidelity® Consumer Staples Central Fund, Fidelity® Energy Central Fund, Fidelity® Financials Central Fund, Fidelity® Health Care Central Fund, Fidelity® Industrials Central Fund, Fidelity® Information Technology Central Fund, Fidelity® Materials Central Fund, Fidelity® Telecom Services Central Fund and Fidelity® Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity® Consumer Discretionary Central Fund, Fidelity® Consumer Staples Central Fund, Fidelity® Energy Central Fund, Fidelity® Financials Central Fund, Fidelity® Health Care Central Fund, Fidelity® Industrials Central Fund, Fidelity® Information Technology Central Fund, Fidelity® Materials Central Fund, Fidelity® Telecom Services Central Fund and Fidelity® Utilities Central Fund (the Funds), each a portfolio of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Consumer Discretionary Central Fund, Fidelity® Consumer Staples Central Fund, Fidelity® Energy Central Fund, Fidelity® Financials Central Fund, Fidelity® Health Care Central Fund, Fidelity® Industrials Central Fund, Fidelity® Information Technology Central Fund, Fidelity® Materials Central Fund, Fidelity® Telecom Services Central Fund and Fidelity® Utilities Central Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 20, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Consumer Discretionary	.0033%
Actual		$1,000.00	$963.40	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Consumer Staples	.0040%
Actual		$1,000.00	$930.60	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Energy	.0028%
Actual		$1,000.00	$799.00	$.01
Hypothetical-C		$1,000.00	$1,025.05	$.01
Financials	.0013%
Actual		$1,000.00	$920.30	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Health Care	.0036%
Actual		$1,000.00	$870.20	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Industrials	.0021%
Actual		$1,000.00	$893.90	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Information Technology	.0058%
Actual		$1,000.00	$924.60	$.03
Hypothetical-C		$1,000.00	$1,025.04	$.03
Materials	.0039%
Actual		$1,000.00	$850.80	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Telecom Services	.0044%
Actual		$1,000.00	$928.40	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Utilities	.0033%
Actual		$1,000.00	$921.30	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while each fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of each fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

ESCIP-ANN-1115
1.831584.109

Fidelity® Emerging Markets Equity Central Fund Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Past 5 years	Life of fund
Fidelity® Emerging Markets Equity Central Fund	(17.12)%	(1.41)%	10.45%

 Life of fund returns are for the period from December 9, 2008 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$19,683	Fidelity® Emerging Markets Equity Central Fund
$17,803	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  After a strong run-up in the first half of the 12-month period ending September 30, 2015, emerging-markets (EM) stocks declined sharply in August on concern over China’s flagging economy and devaluation of its yuan that dimmed corporate-earnings expectations. The MSCI Emerging Markets Index returned -18.98% for the year, hurt also by uncertainty around U.S. Federal Reserve interest-rate intentions that affected currency-exchange rates, especially in the spring. Among sectors in the EM index, energy (-37%) and materials (-30%) were caught by a collapse in commodities prices driven by decreased demand and ample supply. Health care (-8%) fared best. Regionally, Latin America (-39%) proved the worst performer, followed closely by Emerging Europe (-28%), with Greece (-65%) beset by lingering debt doubts. Conversely, Emerging Asia (-13%) suffered least. Energy and materials exporters such as Brazil (-48%) and Russia (-26%) plummeted. Conversely, nations not primarily reliant on commodities for economic growth tended to outperform, including India (-6%) and the Philippines (-5%). The EM rout stemmed somewhat in September, partly on the prospect of an extension of European Central Bank economic stimulus as well as some optimism regarding China. However, weakness in commodity prices and export volumes persisted in many developing countries.

Comments from Portfolio Manager Sam Polyak:  For the year, the fund outpaced the benchmark MSCI Emerging Markets Index. Performance versus the benchmark was primarily the result of solid stock selection, particularly within consumer discretionary, consumer staples and telecommunications services. Market selection contributed to a lesser extent. From a country perspective, picks in India were a bright spot, including Axis Bank, a leading private sector bank. Among individual stocks, an out-of-benchmark stake in China-based Meituan helped most. The private Chinese group-buy website offers vouchers from local merchants for discounted deals on their products and services. We added Meituan to the fund during the year, and it performed well for us as the firm continued to capture market share and receive funding from a number of investors, including China’s e-commerce giant Alibaba. On the negative side, choices among industrials hurt, as did our picks in Russia and Nigeria, which both suffered along with crude oil prices. An overweighting in South Korea-based Daewoo International was the biggest relative detractor, as a lower value for its Myanmar natural gas production coupled with losses for its parent company's steel trading business hurt results. We significantly pared our position in Daewoo during the year.

Note to shareholders: On September 30, 2015, Xiaoting Zhao joined the fund as Co-Portfolio Manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2015
Korea (South)	15.2%
China	11.0%
India	9.7%
Cayman Islands	9.4%
Taiwan	8.8%
Hong Kong	5.7%
Mexico	5.7%
United States of America*	5.6%
South Africa	5.3%
Other	23.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of March 31, 2015
Korea (South)	15.4%
India	11.3%
China	9.9%
Taiwan	9.1%
Cayman Islands	7.7%
United States of America*	6.0%
Hong Kong	5.1%
South Africa	4.6%
Mexico	4.5%
Other	26.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.3	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.7	2.6

Top Ten Stocks as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.7	3.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.0	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	2.4	2.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.3	4.2
Naspers Ltd. Class N (South Africa, Media)	1.9	1.6
China Mobil Ltd. (Hong Kong, Wireless, Telecommunication Services)	1.9	1.9
Hyundai Mobis (Korea (South), Auto Components)	1.8	1.5
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	1.5	1.4
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	1.4	1.2
China Pacific Insurance (Group) Co. Ltd. (H Shares) (China, Insurance)	1.3	0.5
	21.2

Market Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	26.4
Information Technology	18.8	19.2
Consumer Discretionary	9.2	8.2
Consumer Staples	8.2	7.6
Energy	6.9	6.4
Industrials	6.7	8.1
Materials	6.3	6.7
Telecommunication Services	5.9	6.1
Utilities	2.8	3.3
Health Care	2.8	2.3

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value
Argentina - 0.4%
Telecom Argentina SA Class B sponsored ADR	14,320	$208,499
YPF SA Class D sponsored ADR	41,800	636,614

TOTAL ARGENTINA		845,113

Austria - 0.1%
Erste Group Bank AG (a)	4,400	127,536
Bermuda - 1.0%
Aquarius Platinum Ltd. (Australia) (a)	954,585	97,616
China Resource Gas Group Ltd.	174,000	449,084
Credicorp Ltd. (United States)	9,571	1,017,972
GP Investments Ltd. Class A (depositary receipt) (a)	88,607	145,276
Shangri-La Asia Ltd.	826,000	717,117

TOTAL BERMUDA		2,427,065

Brazil - 2.9%
B2W Companhia Global do Varejo (a)	49,360	185,014
BB Seguridade Participacoes SA	100,800	630,810
CCR SA	268,400	823,919
Cielo SA	102,420	947,085
Companhia de Saneamento de Minas Gerais	89,030	279,587
Cosan SA Industria e Comercio	107,605	546,371
Direcional Engenharia SA	312,100	284,980
Fibria Celulose SA	106,800	1,449,323
FPC Par Corretora de Seguros	160,700	374,946
Minerva SA (a)	244,600	823,046
Smiles SA	65,400	495,717

TOTAL BRAZIL		6,840,798

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	12,219	212,611
Canada - 0.6%
Goldcorp, Inc.	43,300	542,832
Pan American Silver Corp.	91,300	579,755
Torex Gold Resources, Inc. (a)	230,500	215,905

TOTAL CANADA		1,338,492

Cayman Islands - 8.7%
51job, Inc. sponsored ADR (a)	6,959	190,677
58.com, Inc. ADR (a)(b)	48,700	2,291,335
AAC Technology Holdings, Inc.	75,500	472,265
Alibaba Group Holding Ltd. sponsored ADR	32,600	1,922,422
Baidu.com, Inc. sponsored ADR (a)	1,500	206,115
Bitauto Holdings Ltd. ADR (a)	7,900	235,183
China ZhengTong Auto Services Holdings Ltd.	1,250,750	518,574
Ctrip.com International Ltd. sponsored ADR (a)	6,700	423,306
ENN Energy Holdings Ltd.	244,540	1,177,641
Eurasia Drilling Co. Ltd. GDR (Reg. S)	34,900	321,080
Haitian International Holdings Ltd.	232,000	383,984
Hengan International Group Co. Ltd.	96,500	942,970
Leju Holdings Ltd. ADR	51,024	285,224
Qunar Cayman Islands Ltd. sponsored ADR (a)	22,400	673,568
Sino Biopharmaceutical Ltd.	708,000	876,759
SouFun Holdings Ltd. ADR	33,000	217,800
Sunny Optical Technology Group Co. Ltd.	223,000	446,739
Tencent Holdings Ltd.	423,400	7,137,080
Uni-President China Holdings Ltd.	1,724,400	1,672,364
Youku Tudou, Inc. ADR (a)	12,600	222,138

TOTAL CAYMAN ISLANDS		20,617,224

Chile - 1.8%
Compania Cervecerias Unidas SA sponsored ADR	41,400	917,010
Empresas CMPC SA	380,544	978,649
Enersis SA	3,287,703	826,608
Inversiones La Construccion SA	57,630	633,401
Vina Concha y Toro SA	564,137	934,589

TOTAL CHILE		4,290,257

China - 11.0%
Anhui Conch Cement Co. Ltd. (H Shares)	429,000	1,268,339
BBMG Corp. (H Shares)	794,500	548,262
China Cinda Asset Management Co. Ltd. (H Shares)	1,532,000	532,741
China Life Insurance Co. Ltd. (H Shares)	1,015,300	3,537,689
China Longyuan Power Grid Corp. Ltd. (H Shares)	482,550	521,917
China Machinery Engineering Co. (H Shares)	654,000	565,266
China Pacific Insurance (Group) Co. Ltd. (H Shares)	845,900	3,155,502
China Petroleum & Chemical Corp. (H Shares)	1,074,000	657,871
China Suntien Green Energy Corp. Ltd. (H Shares)	1,665,250	295,307
China Telecom Corp. Ltd. (H Shares)	2,588,530	1,254,191
Daqin Railway Co. Ltd. (A Shares)	492,400	686,221
Industrial & Commercial Bank of China Ltd. (H Shares)	9,706,000	5,607,195
Inner Mongoli Yili Industries Co. Ltd.	458,966	1,114,725
Kweichow Moutai Co. Ltd.	55,870	1,678,172
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,250,000	488,631
PetroChina Co. Ltd. (H Shares)	1,112,000	774,400
PICC Property & Casualty Co. Ltd. (H Shares)	138,846	271,957
Qingdao Haier Co. Ltd.	973,600	1,393,668
Zhengzhou Yutong Bus Co. Ltd.	256,600	759,862
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	137,000	1,019,422

TOTAL CHINA		26,131,338

Colombia - 0.6%
Bancolombia SA sponsored ADR	46,340	1,492,148
Egypt - 0.1%
Citadel Capital Corp. (a)	1,224,700	251,820
Greece - 0.3%
Public Power Corp. of Greece	17,530	91,476
Titan Cement Co. SA (Reg.)	27,700	625,230

TOTAL GREECE		716,706

Hong Kong - 5.7%
AIA Group Ltd.	127,400	662,576
China Mobile Ltd.	83,560	1,000,193
China Mobile Ltd. sponsored ADR	59,631	3,548,045
China Resources Enterprise Ltd.	644,000	1,198,215
China Resources Power Holdings Co. Ltd.	336,910	773,502
China Unicom Ltd.	70,800	90,071
China Unicom Ltd. sponsored ADR	35,010	447,078
CNOOC Ltd.	2,228,000	2,294,011
CNOOC Ltd. sponsored ADR	400	41,232
Far East Horizon Ltd.	1,872,320	1,453,980
Lenovo Group Ltd.	368,000	311,103
Sinotruk Hong Kong Ltd.	399,500	143,556
Techtronic Industries Co. Ltd.	448,000	1,670,169

TOTAL HONG KONG		13,633,731

India - 9.7%
Adani Ports & Special Economic Zone (a)	212,936	974,229
Axis Bank Ltd. (a)	308,977	2,346,767
Bharti Airtel Ltd.	65,766	339,899
Bharti Infratel Ltd. (a)	161,690	877,450
Coal India Ltd.	358,327	1,794,797
Edelweiss Financial Services Ltd.	193,442	171,651
Eicher Motors Ltd. (a)	1,189	323,617
Grasim Industries Ltd.	25,753	1,385,437
ITC Ltd.	403,343	2,025,551
JK Cement Ltd.	37,854	377,997
Larsen & Toubro Ltd. (a)	47,745	1,071,882
LIC Housing Finance Ltd.	105,979	761,899
Lupin Ltd.	82,306	2,559,191
Oil & Natural Gas Corp. Ltd.	219,705	770,665
Petronet LNG Ltd.	84,263	230,312
Phoenix Mills Ltd. (a)	151,025	746,601
Power Grid Corp. of India Ltd.	559,597	1,138,748
SREI Infrastructure Finance Ltd. (a)	434,995	293,549
State Bank of India (a)	473,746	1,721,179
Tata Consultancy Services Ltd.	57,628	2,281,469
Yes Bank Ltd. (a)	80,292	897,964

TOTAL INDIA		23,090,854

Indonesia - 1.1%
PT Bakrieland Development Tbk (a)	36,955,000	126,883
PT Bank Mandiri (Persero) Tbk	1,931,400	1,047,687
PT Bank Rakyat Indonesia Tbk	1,236,800	732,304
PT Kalbe Farma Tbk	6,425,600	604,604

TOTAL INDONESIA		2,511,478

Israel - 0.3%
Bezeq The Israel Telecommunication Corp. Ltd.	349,616	668,405
Partner Communications Co. Ltd. (a)	12,749	50,604

TOTAL ISRAEL		719,009

Korea (South) - 13.7%
AMOREPACIFIC Group, Inc.	9,037	1,242,770
BGFretail Co. Ltd.	1,900	323,805
Daewoo International Corp.	73,622	1,288,857
E-Mart Co. Ltd.	8,130	1,581,031
Fila Korea Ltd.	7,096	595,684
Hanon Systems	5,008	165,838
Hyundai Glovis Co. Ltd.	2,263	427,673
Hyundai Industrial Development & Construction Co.	32,978	1,516,351
Hyundai Mobis	22,099	4,316,211
KB Financial Group, Inc.	39,043	1,160,562
Korea Electric Power Corp.	19,108	787,815
Korea Zinc Co. Ltd.	1,013	397,840
Korean Reinsurance Co.	141,201	1,697,586
LG Chemical Ltd.	9,145	2,202,769
NAVER Corp.	3,911	1,692,716
Samsung Electronics Co. Ltd.	5,604	5,361,548
Samsung Fire & Marine Insurance Co. Ltd.	1,908	450,729
Samsung Life Insurance Co. Ltd.	10,713	893,895
Shinhan Financial Group Co. Ltd.	69,808	2,441,370
SK Hynix, Inc.	88,176	2,495,870
SK Telecom Co. Ltd.	1,976	438,355
SK Telecom Co. Ltd. sponsored ADR (b)	39,634	967,070

TOTAL KOREA (SOUTH)		32,446,345

Mauritius - 0.1%
MakeMyTrip Ltd. (a)	21,900	301,125
Mexico - 5.7%
America Movil S.A.B. de CV Series L sponsored ADR	105,138	1,740,034
Banregio Grupo Financiero S.A.B. de CV	93,818	501,920
El Puerto de Liverpool S.A.B. de CV Class C	92,323	1,198,923
Grupo Aeroportuario del Pacifico SA de CV Series B	112,996	982,713
Grupo Aeroportuario Norte S.A.B. de CV	79,700	395,179
Grupo Comercial Chedraui S.A.B. de CV	200,200	521,672
Grupo Financiero Banorte S.A.B. de CV Series O	676,029	3,311,182
Grupo Televisa SA de CV (CPO) sponsored ADR	16,500	429,330
Macquarie Mexican (REIT)	1,506,700	1,902,883
Tenedora Nemak SA de CV (a)	440,100	532,393
Wal-Mart de Mexico SA de CV Series V	797,300	1,957,771

TOTAL MEXICO		13,474,000

Netherlands - 0.4%
Cnova NV (a)	28,100	84,862
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(c)	106,300	548,054
Yandex NV (a)	32,670	350,549

TOTAL NETHERLANDS		983,465

Nigeria - 0.8%
Guaranty Trust Bank PLC GDR (Reg. S)	74,974	476,085
Transnational Corp. of Nigeria PLC	25,075,120	288,176
Zenith Bank PLC	12,177,826	1,027,347

TOTAL NIGERIA		1,791,608

Pakistan - 0.3%
Habib Bank Ltd.	322,700	610,589
Panama - 0.1%
Copa Holdings SA Class A	6,100	255,773
Philippines - 1.9%
Alliance Global Group, Inc.	2,755,400	905,559
Metro Pacific Investments Corp.	5,168,144	551,131
Metropolitan Bank & Trust Co.	572,138	999,849
Robinsons Land Corp.	3,227,650	1,968,022

TOTAL PHILIPPINES		4,424,561

Russia - 3.5%
E.ON Russia JSC (a)	7,803,800	339,960
Gazprom OAO (a)	508,986	1,048,599
LUKOIL Oil Co. sponsored ADR (United Kingdom)	67,500	2,292,300
Mobile TeleSystems OJSC (a)	158,640	518,001
NOVATEK OAO GDR (Reg. S)	23,500	2,173,750
Sberbank of Russia (a)	420,790	485,007
Sberbank of Russia sponsored ADR	234,892	1,159,309
Sistema JSFC (a)	939,400	264,579
Sistema JSFC sponsored GDR	17,181	118,205

TOTAL RUSSIA		8,399,710

Singapore - 0.1%
First Resources Ltd.	266,300	306,905
South Africa - 5.3%
Aspen Pharmacare Holdings Ltd.	76,700	1,627,146
Barclays Africa Group Ltd.	189,159	2,323,113
Bidvest Group Ltd.	55,162	1,298,477
JSE Ltd.	55,600	517,545
Life Healthcare Group Holdings Ltd.	387,312	995,215
Naspers Ltd. Class N	36,800	4,595,612
Sasol Ltd.	19,700	551,851
Telkom SA Ltd.	153,390	736,485

TOTAL SOUTH AFRICA		12,645,444

Taiwan - 8.8%
Advantech Co. Ltd.	176,000	1,200,182
ASUSTeK Computer, Inc.	70,000	599,333
Catcher Technology Co. Ltd.	88,000	934,808
E.SUN Financial Holdings Co. Ltd.	2,616,181	1,534,266
Hermes Microvision, Inc.	10,000	377,330
Hon Hai Precision Industry Co. Ltd. (Foxconn)	384,521	997,575
Inotera Memories, Inc. (a)	489,000	304,560
King's Town Bank	446,000	315,627
Largan Precision Co. Ltd.	13,000	1,008,638
Taiwan Cement Corp.	1,321,000	1,335,213
Taiwan Fertilizer Co. Ltd.	325,000	403,849
Taiwan Semiconductor Manufacturing Co. Ltd.	2,130,869	8,522,365
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,480	321,210
Unified-President Enterprises Corp.	901,141	1,556,752
Universal Cement Corp.	271,095	169,255
Vanguard International Semiconductor Corp.	256,000	289,401
Yuanta Financial Holding Co. Ltd.	2,383,448	881,287

TOTAL TAIWAN		20,751,651

Thailand - 2.3%
Airports of Thailand PCL (For. Reg.)	113,400	879,826
Intouch Holdings PCL:
(For. Reg.)	134,440	270,536
NVDR	123,000	246,667
Jasmine Broadband Internet Infrastructure Fund	3,701,500	1,076,809
Kasikornbank PCL (For. Reg.)	449,100	2,113,840
Thai Union Frozen Products PCL (For. Reg.)	1,804,900	916,306

TOTAL THAILAND		5,503,984

Turkey - 1.0%
Aselsan A/S	76,484	347,614
Tupras Turkiye Petrol Rafinelleri A/S (a)	49,358	1,208,927
Turkiye Garanti Bankasi A/S	354,900	825,919

TOTAL TURKEY		2,382,460

United Arab Emirates - 1.3%
DP World Ltd.	35,965	763,897
Emaar Properties PJSC	333,185	586,015
First Gulf Bank PJSC	464,691	1,764,938

TOTAL UNITED ARAB EMIRATES		3,114,850

United Kingdom - 0.2%
Fresnillo PLC	54,500	487,661
United States of America - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	17,308	1,083,654
TOTAL COMMON STOCKS
(Cost $209,406,943)		214,209,965

Preferred Stocks - 4.5%
Convertible Preferred Stocks - 0.7%
Cayman Islands - 0.7%
Meituan Corp. Series D (d)	165,990	1,648,281
Nonconvertible Preferred Stocks - 3.8%
Brazil - 2.3%
Banco Bradesco SA (PN) sponsored ADR	135,800	727,888
Banco do Estado Rio Grande do Sul SA	146,160	205,719
Companhia Paranaense de Energia-Copel:
(PN-B)	3,460	28,486
(PN-B) sponsored	56,047	460,146
Itau Unibanco Holding SA sponsored ADR	274,039	1,814,138
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	263,500	969,680
Telefonica Brasil SA	26,430	244,467
Vale SA (PN-A) sponsored ADR	304,100	1,018,735
		5,469,259
Korea (South) - 1.5%
Hyundai Motor Co. Series 2	17,156	1,650,061
Samsung Electronics Co. Ltd.	1,920	1,485,421
Samsung Fire & Marine Insurance Co. Ltd.	3,354	472,562
		3,608,044

TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,077,303

TOTAL PREFERRED STOCKS
(Cost $12,105,384)		10,725,584
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.08% 10/22/15 to 11/5/15 (Cost $179,995)(e)	180,000	180,001
	Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.18% (f)	3,906,356	3,906,356
Fidelity Securities Lending Cash Central Fund, 0.20% (f)(g)	478,500	478,500
TOTAL MONEY MARKET FUNDS
(Cost $4,384,856)		4,384,856
TOTAL INVESTMENT PORTFOLIO - 96.8%
(Cost $226,077,178)		229,500,406
NET OTHER ASSETS (LIABILITIES) - 3.2%		7,555,804
NET ASSETS - 100%		$237,056,210

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
141 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2015	5,577,255	$(39,379)

The face value of futures purchased as a percentage of Net Assets is 2.4%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $548,054 or 0.2% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,648,281 or 0.7% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $180,001.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Meituan Corp. Series D	1/26/15	$1,049,339

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,607
Fidelity Securities Lending Cash Central Fund	13,820
Total	$23,427

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$21,880,433	$15,932,624	$4,299,528	$1,648,281
Consumer Staples	19,713,654	9,858,446	9,855,208	--
Energy	16,607,767	8,189,954	8,417,813	--
Financials	64,375,395	28,621,715	35,753,680	--
Health Care	6,662,915	2,622,361	4,040,554	--
Industrials	16,004,554	8,291,130	7,713,424	--
Information Technology	44,213,729	25,042,708	19,171,021	--
Materials	14,573,298	10,407,016	4,166,282	--
Telecommunication Services	14,028,834	8,942,867	5,085,967	--
Utilities	6,874,970	2,026,263	4,848,707	--
Government Obligations	180,001	--	180,001	--
Money Market Funds	4,384,856	4,384,856	--	--
Total Investments in Securities:	$229,500,406	$124,319,940	$103,532,185	$1,648,281
Derivative Instruments:
Liabilities
Futures Contracts	$(39,379)	$(39,379)	$--	$--
Total Liabilities	$(39,379)	$(39,379)	$--	$--
Total Derivative Instruments:	$(39,379)	$(39,379)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$79,244,293
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(39,379)
Total Value of Derivatives	$0	$(39,379)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value (including securities loaned of $496,650) — See accompanying schedule: Unaffiliated issuers (cost $221,692,322)	$225,115,550
Fidelity Central Funds (cost $4,384,856)	4,384,856
Total Investments (cost $226,077,178)		$229,500,406
Foreign currency held at value (cost $21,133)		21,930
Receivable for investments sold		2,806,907
Receivable for fund shares sold		129,988,479
Dividends receivable		504,253
Distributions receivable from Fidelity Central Funds		952
Receivable for daily variation margin for derivative instruments		94,559
Other receivables		162,546
Total assets		363,080,032
Liabilities
Payable to custodian bank	$2,540,716
Payable for investments purchased	122,743,866
Payable for fund shares redeemed	67,569
Other payables and accrued expenses	193,171
Collateral on securities loaned, at value	478,500
Total liabilities		126,023,822
Net Assets		$237,056,210
Net Assets consist of:
Paid in capital		$233,861,981
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,194,229
Net Assets, for 1,370,688 shares outstanding		$237,056,210
Net Asset Value, offering price and redemption price per share ($237,056,210 ÷ 1,370,688 shares)		$172.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$4,688,802
Interest		569
Income from Fidelity Central Funds		23,427
Income before foreign taxes withheld		4,712,798
Less foreign taxes withheld		(484,213)
Total income		4,228,585
Expenses
Custodian fees and expenses	$346,132
Independent directors' compensation	1,058
Interest	3,047
Miscellaneous	2
Total expenses before reductions	350,239
Expense reductions	(1,058)	349,181
Net investment income (loss)		3,879,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $370,086)	(14,000,856)
Foreign currency transactions	(442,757)
Futures contracts	(620,376)
Total net realized gain (loss)		(15,063,989)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $31,365)	(27,904,335)
Assets and liabilities in foreign currencies	(4,820)
Futures contracts	29,938
Total change in net unrealized appreciation (depreciation)		(27,879,217)
Net gain (loss)		(42,943,206)
Net increase (decrease) in net assets resulting from operations		$(39,063,802)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,879,404	$5,725,861
Net realized gain (loss)	(15,063,989)	6,720,553
Change in net unrealized appreciation (depreciation)	(27,879,217)	(2,597,236)
Net increase (decrease) in net assets resulting from operations	(39,063,802)	9,849,178
Distributions to partners from net investment income	(3,068,108)	(5,449,955)
Affiliated share transactions
Proceeds from sales of shares	145,190,939	254,389,112
Reinvestment of distributions	3,067,760	5,449,554
Cost of shares redeemed	(326,506,176)	(14,069,000)
Net increase (decrease) in net assets resulting from share transactions	(178,247,477)	245,769,666
Total increase (decrease) in net assets	(220,379,387)	250,168,889
Net Assets
Beginning of period	457,435,597	207,266,708
End of period	$237,056,210	$457,435,597
Other Affiliated Information Shares
Sold	829,686	1,153,561
Issued in reinvestment of distributions	15,727	25,231
Redeemed	(1,629,920)	(66,980)
Net increase (decrease)	(784,507)	1,111,812

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Equity Central Fund

		September 30,
Years ended September 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$212.25	$198.65	$195.55	$166.54	$204.65
Income from Investment Operations
Net investment income (loss)A	3.47	4.39	4.54	4.14	3.61
Net realized and unrealized gain (loss)	(39.58)	12.94	3.55	28.97	(38.40)
Total from investment operations	(36.11)	17.33	8.09	33.11	(34.79)
Distributions to partners from net investment income	(3.19)	(3.73)	(4.99)	(4.10)	(3.32)
Net asset value, end of period	$172.95	$212.25	$198.65	$195.55	$166.54
Total ReturnB	(17.12)%	8.72%	4.21%	20.04%	(17.34)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.15%	.15%	.13%	.16%	.12%
Expenses net of fee waivers, if any	.15%	.15%	.13%	.16%	.12%
Expenses net of all reductions	.15%	.15%	.13%	.16%	.12%
Net investment income (loss)	1.71%	2.07%	2.24%	2.19%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$237,056	$457,436	$207,267	$221,512	$250,684
Portfolio turnover rateE	141%	84%	183%	103%	126%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$18,071,436
Gross unrealized depreciation	(16,197,520)
Net unrealized appreciation (depreciation) on securities	$1,873,916
Tax Cost	$227,626,490

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(620,376) and a change in net unrealized appreciation (depreciation) of $29,938 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $332,700,681 and $510,040,756, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,605 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,099,200.34%		$288

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,820. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $39,901,250. The weighted average interest rate was .62%. The interest expense amounted to $2,759 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,058.

10. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity® Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Emerging Markets Equity Central Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2015

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Directors and Officers (Trustees and Officers)

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period-B April 1, 2015 to September 30, 2015
Actual	.2241%	$1,000.00	$862.60	$1.05
Hypothetical-C		$1,000.00	$1,023.94	$1.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EMQ-ANN-1115
1.876933.106

Item 2.

Code of Ethics

As of the end of the period, September 30, 2015, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Real Estate Equity Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund  (the “Funds”):

Services Billed by Deloitte Entities

September 30, 2015 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$40,000	$-	$8,500	$600
Fidelity Consumer Staples Central Fund	$41,000	$-	$8,500	$600
Fidelity Emerging Markets Equity Central Fund	$44,000	$-	$6,900	$600
Fidelity Energy Central Fund	$45,000	$-	$9,600	$600
Fidelity Financials Central Fund	$45,000	$-	$9,500	$600
Fidelity Floating Rate Central Fund	$162,000	$-	$9,000	$600
Fidelity Health Care Central Fund	$42,000	$-	$8,500	$600
Fidelity High Income Central Fund 1	$57,000	$-	$9,000	$600
Fidelity Industrials Central Fund	$42,000	$-	$8,500	$600
Fidelity Information Technology Central Fund	$44,000	$-	$8,500	$600
Fidelity International Equity Central Fund	$50,000	$-	$6,900	$600
Fidelity Materials Central Fund	$41,000	$-	$8,500	$600
Fidelity Real Estate Equity Central Fund	$35,000	$-	$8,400	$500
Fidelity Telecom Services Central Fund	$41,000	$-	$8,500	$600
Fidelity Utilities Central Fund	$40,000	$-	$8,700	$600

September 30, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$39,000	$-	$8,600	$600
Fidelity Consumer Staples Central Fund	$40,000	$-	$8,600	$600
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,900	$600
Fidelity Energy Central Fund	$43,000	$-	$9,600	$600
Fidelity Financials Central Fund	$44,000	$-	$9,600	$600
Fidelity Floating Rate Central Fund	$151,000	$-	$8,700	$600
Fidelity Health Care Central Fund	$41,000	$-	$8,600	$600
Fidelity High Income Central Fund 1	$55,000	$-	$8,700	$600
Fidelity Industrials Central Fund	$41,000	$-	$8,600	$600
Fidelity Information Technology Central Fund	$42,000	$-	$8,600	$600
Fidelity International Equity Central Fund	$48,000	$-	$6,900	$600
Fidelity Materials Central Fund	$40,000	$-	$8,700	$600
Fidelity Real Estate Equity Central Fund	$-	$-	$-	$-
Fidelity Telecom Services Central Fund	$40,000	$-	$8,600	$600
Fidelity Utilities Central Fund	$39,000	$-	$8,700	$600

A Amounts may reflect rounding.

B Fidelity Real Estate Equity Central Fund commenced operations on November 3, 2014.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2015A,B	September 30, 2014A,B
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Real Estate Equity Central Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2015 A,B	September 30, 2014 A,B
Deloitte Entities	$440,000	$2,090,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Real Estate Equity Central Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 25, 2015